Exhibit A

A consolidating statement of income and surplus of the claimant and its subsidiary companies for the last calendar year, together with a consolidating balance sheet of the claimant and its subsidiary companies as of the close of such calendar year.

Company                                                 Pages
--------------------------------------------------      -----

FPL Group, Inc. and Subsidiaries .................      1 - 2
Florida Power & Light Company and Subsidiaries ...      3 - 4
FPL Group Capital Inc and Subsidiaries ...........      5 - 10
Alandco Inc. and Subsidiaries ....................     11 - 12
HJT & LCR Holdings and Subsidiaries ..............     13 - 16
FPL Energy Services, Inc. and Subsidiaries .......     17 - 18
FPL Energy LLC and Subsidiaries ..................     19 - 138





FPL GROUP, INC. AND SUBSIDIARIES                                                                           1
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                          Florida
                                                           Power      FPL Group    Adjusting
                                                FPL       & Light      Capital         &         FPL Group,
                                               Group,     Company        Inc         Elim.          Inc.
ASSETS                                          Inc.   Consolidated  Consolidated   Entries     Consolidated
--------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0      $18,701      $2,572          ($1)      $21,272
 Nuclear fuel under capital lease - net              0          133           0            0           133
 Construction work in progress                       0          948       1,034            1         1,983
 Less accumulated depr. & amort.                     0      (11,480)       (246)           0       (11,726)
    Total prop., plant and eqpt.-net                 0        8,302       3,360            0        11,662

CURRENT ASSETS
 Cash and cash equivalents                           0            1          81            0            82
 Customer receivables - net                          0          546          90            0           636
 Other receivables                                   7           61         352         (276)          144
 Mat'ls., supplies & fossil fuel inv.                0          265          84            0           349
 Deferred clause expenses                            0          304           0            0           304
 Other                                               0           53          30            4            87
    Total current assets                             7        1,230         637         (272)        1,602

OTHER ASSETS:
 Special use funds of FPL                            0        1,608           0            0         1,608
 Other investments                               6,506            9       1,288       (6,768)        1,035
 Other                                              87          775         778          (84)        1,556
    Total other assets                           6,593        2,392       2,066       (6,852)        4,199

    TOTAL ASSETS                                $6,600      $11,924      $6,063      ($7,124)      $17,463

CAPITALIZATION
 Common shareholders' equity                    $6,015       $5,444      $1,040      ($6,484)       $6,015
 Pref. stk. of FPL w/o sinking fund require.         0          226           0            0           226
 Long-term debt                                      0        2,579       2,279            0         4,858
    Total capitalization                         6,015        8,249       3,319       (6,484)       11,099

CURRENT LIABILITIES
 Commercial paper                                    0          232       1,448            0         1,680
 Note payable                                        0            0         302            0           302
 Accounts payable                                    0          408          65            0           473
 Customers' deposits                                 0          285           0            0           285
 Accrued interest and taxes                        (11)         207          21          (57)          160
 Deferred clause revenues                            0          144           0            0           144
 Other                                             495          339         263         (502)          595
    Total current liabilities                      484        1,615       2,099         (559)        3,639

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0          870         513          (81)        1,302
 Def. regulatory credit - income taxes               0           88           0            0            88
 Unamortized investment tax credits                  0          140           0            0           140
 Storm and property insurance reserve                0          235           0            0           235
 Other                                             101          727         132            0           960
    Total other liab. & def. credits               101        2,060         645          (81)        2,725

TOTAL CAPITALIZATION AND LIABILITIES            $6,600      $11,924      $6,063      ($7,124)      $17,463




FPL GROUP, INC. AND SUBSIDIARIES                                                                           2
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


                                                         Florida
                                                          Power       FPL Group    Adjusting
                                                FPL      & Light       Capital         &         FPL Group,
                                               Group,    Company         Inc         Elim.          Inc.
INCOME STATEMENT                                Inc.   Consolidated  Consolidated   Entries     Consolidated
------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $0       $7,477        $999           ($1)       $8,475

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0        3,495         535             0         4,030
 Other operations and maintenance                    0        1,082         243             0         1,325
 Merger-related                                      0           26           4             0            30
 Depreciation & amortization                         0          898          85             0           983
 Taxes other than income taxes                       0          699          12            (1)          710
    Total operating expenses                         0        6,200         879            (1)        7,078
OPERATING INCOME                                     0        1,277         120             0         1,397

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  (29)        (187)       (136)           28          (324)
 Preferred stock dividends - FPL                     0          (15)          0             0           (15)
 Other-net                                         788          (14)        147          (819)          102
    Total other deductions - net                   759         (216)         11          (791)         (237)

INCOME BEFORE INCOME TAXES                         759        1,061         131          (791)        1,160

INCOME TAXES                                       (22)         382          18             1           379

NET INCOME (LOSS)                                  781          679         113          (792)          781
RET. EARNINGS (DEF.) AT BEG. OF YEAR             2,803          693        (554)         (139)        2,803
DEDUCT:
 Dividends                                         377          667           0          (667)          377
 Other                                               0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR             $3,207         $705       ($441)        ($264)       $3,207




FLORIDA POWER & LIGHT COMPANY AND SUBSIDIARIES                                                             3
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                                                 Florida
                                              Florida                             Adjusting       Power
                                               Power       FPL          KPB           &          & Light
                                              & Light    Enersys,    Financial      Elim.        Company
ASSETS                                        Company      Inc.        Corp.       Entries     Consolidated
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property  $18,701           $0          $0            $0       $18,701
 Nuclear fuel under capital lease - net            133            0           0             0           133
 Construction work in progress                     949            0           0            (1)          948
 Less accumulated depr. & amort.               (11,476)           0          (5)            1       (11,480)
    Total prop., plant and eqpt.-net             8,307            0          (5)            0         8,302

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             1             1
 Customer receivables - net                        105            0         442            (1)          546
 Other receivables                                 529            0          31          (499)           61
 Mat'ls., supplies & fossil fuel inv.              265            0           0             0           265
 Deferred clause expenses                          304            0           0             0           304
 Other                                              35            0          20            (2)           53
    Total current assets                         1,238            0         493          (501)        1,230

OTHER ASSETS:
 Special use funds of FPL                        1,138            0         470             0         1,608
 Other investments                                 468            0           7          (466)            9
 Other                                             773            0           1             1           775
    Total other assets                           2,379            0         478          (465)        2,392

    TOTAL ASSETS                               $11,924           $0        $966         ($966)      $11,924

CAPITALIZATION
 Common shareholders' equity                    $5,444           $0        $465         ($465)       $5,444
 Pref. stk. of FPL w/o sinking fund require.       226            0           0             0           226
 Long-term debt                                  2,579            0           0             0         2,579
    Total capitalization                         8,249            0         465          (465)        8,249

CURRENT LIABILITIES
 Commercial paper                                  232            0         500          (500)          232
 Note payable                                        0            0           0             0             0
 Accounts payable                                  408            0           0             0           408
 Customers' deposits                               285            0           0             0           285
 Accrued interest and taxes                        208            0          (1)            0           207
 Deferred clause revenues                          144            0           0             0           144
 Other                                             338            0           0             1           339
    Total current liabilities                    1,615            0         499          (499)        1,615

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes               1,627            0           0          (757)          870
 Def. regulatory credit - income taxes               0            0           0            88            88
 Unamortized investment tax credits                140            0           0             0           140
 Storm and property insurance reserve              235            0           0             0           235
 Other                                             727            0           2            (2)          727
    Total other liab. & def. credits             2,729            0           2          (671)        2,060

TOTAL CAPITALIZATION AND LIABILITIES           $12,593           $0        $966       ($1,635)      $11,924




FLORIDA POWER & LIGHT COMPANY AND SUBSIDIARIES                                                             4
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
Thousands of Dollars


                                                                                                 Florida
                                              Florida                             Adjusting       Power
                                               Power       FPL          KPB           &          & Light
                                              & Light    Enersys,    Financial      Elim.        Company
INCOME STATEMENT                              Company      Inc.        Corp.       Entries     Consolidated
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                              $7,477        $0          $0            $0        $7,477

OPERATING EXPENSES
 Fuel, purchased power & interchange             3,495         0           0             0         3,495
 Other operations and maintenance                1,082         0           0             0         1,082
 Merger-related                                     26         0           0             0            26
 Depreciation & amortization                       898         0           0             0           898
 Taxes other than income taxes                     699         0           0             0           699
    Total operating expenses                     6,200         0           0             0         6,200
OPERATING INCOME                                 1,277         0           0             0         1,277

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 (187)        0           0             0          (187)
 Preferred stock dividends - FPL                   (15)        0           0             0           (15)
 Other-net                                         (14)        0           7            (7)          (14)
    Total other deductions - net                  (216)        0           7            (7)         (216)

INCOME BEFORE INCOME TAXES                       1,061         0           7            (7)        1,061

INCOME TAXES                                       382         0           0             0           382

NET INCOME (LOSS)                                  679         0           7            (7)          679
RET. EARNINGS (DEF.) AT BEG. OF YEAR               693         1          34           (35)          693
DEDUCT:
 Dividends                                         667         0           0             0           667
 Other                                               0         1           0            (1)            0
RET. EARNINGS (DEF.) AT END OF YEAR               $705        $0         $41          ($41)         $705




FPL GROUP CAPITAL INC AND SUBSIDIARIES                                                                     5
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                FPL                       FPL
                                               Group      Alandco       Energy,      FPL Energy      FPL
                                              Capital      Inc.           LLC        Services,    FiberNet,
ASSETS                                          Inc    Consolidated   Consolidated      Inc.         LLC
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0      $2,344            $0        $227
 Nuclear fuel under capital lease - net              0            0           0             0           0
 Construction work in progress                       0            0         933             0         101
 Less accumulated depr. & amort.                     0            0        (210)            0         (35)
    Total prop., plant and eqpt.-net                 0            0       3,067             0         293

CURRENT ASSETS
 Cash and cash equivalents                          35            0          48             0          (5)
 Customer receivables - net                          0            0          73             3          14
 Other receivables                                 195            0         127             2           3
 Mat'ls., supplies & fossil fuel inv.                0            0          54             2          28
 Deferred clause expenses                            0            0           0             0           0
 Other                                               3            0          26             0           0
    Total current assets                           233            0         328             7          40

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0           0
 Other investments                               6,106            0         691             0           0
 Other                                              27            1         871             1          22
    Total other assets                           6,133            1       1,562             1          22

    TOTAL ASSETS                                $6,366           $1      $4,957            $8        $355

CAPITALIZATION
 Common shareholders' equity                    $1,040           $1      $3,848            $1        $296
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0           0
 Long-term debt                                  1,897            0         382             0           0
    Total capitalization                         2,937            1       4,230             1         296

CURRENT LIABILITIES
 Commercial paper                                1,448            0           0             0           0
 Note payable                                      302            0           0             0           0
 Accounts payable                                    0            0          59             1           6
 Customers' deposits                                 0            0           0             0           0
 Accrued interest and taxes                         23            0           0             0           0
 Deferred clause revenues                            0            0           0             0           0
 Other                                           1,549            0         229             6          28
    Total current liabilities                    3,322            0         288             7          34

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  67            0         411             0          14
 Def. regulatory credit - income taxes               0            0           0             0           0
 Unamortized investment tax credits                  0            0           0             0           0
 Storm and property insurance reserve                0            0           0             0           0
 Other                                              40            0          28             0          11
    Total other liab. & def. credits               107            0         439             0          25

TOTAL CAPITALIZATION AND LIABILITIES            $6,366           $1      $4,957            $8        $355




FPL GROUP CAPITAL INC AND SUBSIDIARIES                                                                     6
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                               Palms
                                             Insurance    Praxis     West Boca      Turner         FPL
                                              Company,    Group,     Security,      Foods        Holdings
ASSETS                                          Ltd.       Inc.         Inc.     Corporation       Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0        $0          $0          $0            $0
 Nuclear fuel under capital lease - net              0         0           0           0             0
 Construction work in progress                       0         0           0           0             0
 Less accumulated depr. & amort.                     0         0           0           0             0
    Total prop., plant and eqpt.-net                 0         0           0           0             0

CURRENT ASSETS
 Cash and cash equivalents                           3         0           0           0             0
 Customer receivables - net                          0         0           0           0             0
 Other receivables                                   1         4         201           0             0
 Mat'ls., supplies & fossil fuel inv.                0         0           0           0             0
 Deferred clause expenses                            0         0           0           0             0
 Other                                               0         0           0           0             0
    Total current assets                             4         4         201           0             0

OTHER ASSETS:
 Special use funds of FPL                            0         0           0           0             0
 Other investments                                  54         0         108           0             0
 Other                                               3         0           0           0             0
    Total other assets                              57         0         108           0             0

    TOTAL ASSETS                                   $61        $4        $309          $0            $0

CAPITALIZATION
 Common shareholders' equity                       $10        $4        $268          $0            $0
 Pref. stk. of FPL w/o sinking fund require.         0         0           0           0             0
 Long-term debt                                      0         0           0           0             0
    Total capitalization                            10         4         268           0             0

CURRENT LIABILITIES
 Commercial paper                                    0         0           0           0             0
 Note payable                                        0         0           0           0             0
 Accounts payable                                    0         0           0           0             0
 Customers' deposits                                 0         0           0           0             0
 Accrued interest and taxes                          0         0           0           0             0
 Deferred clause revenues                            0         0           0           0             0
 Other                                               0         0           0           0             0
    Total current liabilities                        0         0           0           0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0         0          41           0             0
 Def. regulatory credit - income taxes               0         0           0           0             0
 Unamortized investment tax credits                  0         0           0           0             0
 Storm and property insurance reserve                0         0           0           0             0
 Other                                              51         0           0           0             0
    Total other liab. & def. credits                51         0          41           0             0

TOTAL CAPITALIZATION AND LIABILITIES               $61        $4        $309          $0            $0




FPL GROUP CAPITAL INC AND SUBSIDIARIES                                                                     7
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                                                     FPL
                                                                                     Adjusting      Group
                                             HJT & LCR        CAS          FPL           &         Capital
                                              Holdings   Investments,  Investments,    Elim.         Inc
ASSETS                                     Consolidated      Inc.         Inc.        Entries    Consolidated
-------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0            $1        $2,572
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                       0            0           0             0         1,034
 Less accumulated depr. & amort.                     0            0           0            (1)         (246)
    Total prop., plant and eqpt.-net                 0            0           0             0         3,360

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0            81
 Customer receivables - net                          0            0           0             0            90
 Other receivables                                 174        1,197          (2)       (1,550)          352
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0            84
 Deferred clause expenses                            0            0           0             0             0
 Other                                               0            0           0             1            30
    Total current assets                           174        1,197          (2)       (1,549)          637

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                 283            0         146        (6,100)        1,288
 Other                                               0            0           0          (147)          778
    Total other assets                             283            0         146        (6,247)        2,066

    TOTAL ASSETS                                  $457       $1,197        $144       ($7,796)       $6,063

CAPITALIZATION
 Common shareholders' equity                      $459       $1,198         $16       ($6,101)       $1,040
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                      0            0           0             0         2,279
    Total capitalization                           459        1,198          16        (6,101)        3,319

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0         1,448
 Note payable                                        0            0           0             0           302
 Accounts payable                                    0            0           0            (1)           65
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                         (2)           0           0             0            21
 Deferred clause revenues                            0            0           0             0             0
 Other                                               0           (1)          0        (1,548)          263
    Total current liabilities                       (2)          (1)          0        (1,549)        2,099

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0         128          (148)          513
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               0            0           0             2           132
    Total other liab. & def. credits                 0            0         128          (146)          645

TOTAL CAPITALIZATION AND LIABILITIES              $457       $1,197        $144       ($7,796)       $6,063




FPL GROUP CAPITAL INC AND SUBSIDIARIES                                                                     8
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


                                                FPL                       FPL
                                               Group      Alandco       Energy,      FPL Energy       FPL
                                              Capital      Inc.           LLC        Services,     FiberNet,
INCOME STATEMENT                                Inc    Consolidated   Consolidated      Inc.          LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0        $869           $20         $68

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0         518            17           0
 Other operations and maintenance                    8            0         154             6          29
 Merger-related                                      4            0           0             0           0
 Depreciation & amortization                         0            0          77             0           8
 Taxes other than income taxes                       0            0           9             0           3
    Total operating expenses                        12            0         758            23          40
OPERATING INCOME                                   (12)           0         111            (3)         28

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 (133)           0         (74)            0          (4)
 Preferred stock dividends - FPL                     0            0           0             0           0
 Other-net                                         204            0         101            (2)         (1)
    Total other deductions - net                    71            0          27            (2)         (5)

INCOME BEFORE INCOME TAXES                          59            0         138            (5)         23

INCOME TAXES                                       (54)           0          25            (2)          9

NET INCOME (LOSS)                                  113            0         113            (3)         14
RET. EARNINGS (DEF.) AT BEG. OF YEAR              (554)          (6)         82           (39)          9
DEDUCT:
 Dividends                                           0            0           0             0           0
 Other                                               0            0           0             0           0
RET. EARNINGS (DEF.) AT END OF YEAR              ($441)         ($6)       $195          ($42)        $23




FPL GROUP CAPITAL INC AND SUBSIDIARIES                                                                     9
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


                                               Palms
                                             Insurance    Praxis     West Boca      Turner         FPL
                                              Company,    Group,     Security,      Foods        Holdings
INCOME STATEMENT                                Ltd.       Inc.         Inc.     Corporation       Inc.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $42         $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0          0           0             0             0
 Other operations and maintenance                 46          0           0             0             0
 Merger-related                                    0          0           0             0             0
 Depreciation & amortization                       0          0           0             0             0
 Taxes other than income taxes                     0          0           0             0             0
    Total operating expenses                      46          0           0             0             0
OPERATING INCOME                                  (4)         0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0          0           0             0             0
 Preferred stock dividends - FPL                   0          0           0             0             0
 Other-net                                         4          0          17             0             3
    Total other deductions - net                   4          0          17             0             3

INCOME BEFORE INCOME TAXES                         0          0          17             0             3

INCOME TAXES                                       0          0           6             0             0

NET INCOME (LOSS)                                  0          0          11             0             3
RET. EARNINGS (DEF.) AT BEG. OF YEAR               8          0         155            (8)            0
DEDUCT:
 Dividends                                         0          0           0             0             3
 Other                                             0          0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR               $8         $0        $166           ($8)           $0





FPL GROUP CAPITAL INC AND SUBSIDIARIES                                                                    10
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)

                                                                                                    FPL
                                                                                     Adjusting     Group
                                            HJT & LCR         CAS           FPL          &         Capital
                                             Holdings     Investments,  Investments,    Elim.       Inc
INCOME STATEMENT                            Consolidated      Inc.          Inc.       Entries   Consolidated
-------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $0           $0          $0            $0          $999

OPERATING EXPENSES
 Fuel, purchased power & interchange               0            0           0             0           535
 Other operations and maintenance                  0            0           0             0           243
 Merger-related                                    0            0           0             0             4
 Depreciation & amortization                       0            0           0             0            85
 Taxes other than income taxes                     0            0           0             0            12
    Total operating expenses                       0            0           0             0           879
OPERATING INCOME                                   0            0           0             0           120

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0            0           0            75          (136)
 Preferred stock dividends - FPL                   0            0           0             0             0
 Other-net                                        34           60           3          (276)          147
    Total other deductions - net                  34           60           3          (201)           11

INCOME BEFORE INCOME TAXES                        34           60           3          (201)          131

INCOME TAXES                                      12           21           1             0            18

NET INCOME (LOSS)                                 22           39           2          (201)          113
RET. EARNINGS (DEF.) AT BEG. OF YEAR              93           80           6          (380)         (554)
DEDUCT:
 Dividends                                         0            0           0            (3)            0
 Other                                             0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR             $115         $119          $8         ($578)        ($441)





ALANDCO INC. AND SUBSIDIARIES                                                                             11
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                                  Adjusting
                                                                                      &          Alandco
                                              Alandco   Alandco I,    Alandco/      Elim.          Inc.
ASSETS                                          Inc.       Inc.     Cascade, Inc   Entries     Consolidated
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    ($2)        $0          $2            $0            $0
 Nuclear fuel under capital lease - net            0          0           0             0             0
 Construction work in progress                     0          0           0             0             0
 Less accumulated depr. & amort.                   0          0           0             0             0
    Total prop., plant and eqpt.-net              (2)         0           2             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0          0           0             0             0
 Customer receivables - net                        0          0           0             0             0
 Other receivables                                 0          0           0             0             0
 Mat'ls., supplies & fossil fuel inv.              0          0           0             0             0
 Deferred clause expenses                          0          0           0             0             0
 Other                                             0          0           0             0             0
    Total current assets                           0          0           0             0             0

OTHER ASSETS:
 Special use funds of FPL                          0          0           0             0             0
 Other investments                                21          0           0           (21)            0
 Other                                            (1)         1           1             0             1
    Total other assets                            20          1           1           (21)            1

    TOTAL ASSETS                                 $18         $1          $3          ($21)           $1

CAPITALIZATION
 Common shareholders' equity                     $18         $1          $3          ($21)           $1
 Pref. stk. of FPL w/o sinking fund require.       0          0           0             0             0
 Long-term debt                                    0          0           0             0             0
    Total capitalization                          18          1           3           (21)            1

CURRENT LIABILITIES
 Commercial paper                                  0          0           0             0             0
 Note payable                                      0          0           0             0             0
 Accounts payable                                  0          0           0             0             0
 Customers' deposits                               0          0           0             0             0
 Accrued interest and taxes                        0          0           0             0             0
 Deferred clause revenues                          0          0           0             0             0
 Other                                             0          0           0             0             0
    Total current liabilities                      0          0           0             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 0          0           0             0             0
 Def. regulatory credit - income taxes             0          0           0             0             0
 Unamortized investment tax credits                0          0           0             0             0
 Storm and property insurance reserve              0          0           0             0             0
 Other                                             0          0           0             0             0
    Total other liab. & def. credits               0          0           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $18         $1          $3          ($21)           $1





ALANDCO INC. AND SUBSIDIARIES                                                                             12
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


                                                                                  Adjusting
                                                                                      &          Alandco
                                              Alandco   Alandco I,    Alandco/      Elim.          Inc.
INCOME STATEMENT                                Inc.       Inc.     Cascade, Inc   Entries     Consolidated
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0         $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0          0           0             0             0
 Other operations and maintenance                 0          0           0             0             0
 Merger-related                                   0          0           0             0             0
 Depreciation & amortization                      0          0           0             0             0
 Taxes other than income taxes                    0          0           0             0             0
    Total operating expenses                      0          0           0             0             0
OPERATING INCOME                                  0          0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0          0           0             0             0
 Preferred stock dividends - FPL                  0          0           0             0             0
 Other-net                                        0          0           0             0             0
    Total other deductions - net                  0          0           0             0             0

INCOME BEFORE INCOME TAXES                        0          0           0             0             0

INCOME TAXES                                      0          0           0             0             0

NET INCOME (LOSS)                                 0          0           0             0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR             (6)         0           0             0            (6)
DEDUCT:
 Dividends                                        0          0           0             0             0
 Other                                            0          0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR             ($6)        $0          $0            $0           ($6)





HJT & LCR HOLDINGS AND SUBSIDIARIES                                                                       13
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                                                  Adjusting
                                                EMB           SRM          HJT          LCR           &
                                            Investments,   Investments,  Holdings,    Holdings,      Elim.
ASSETS                                          Inc.          L.P.         Inc.         Inc.        Entries
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                       0            0           0             0             0
 Less accumulated depr. & amort.                     0            0           0             0             0
    Total prop., plant and eqpt.-net                 0            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0             0
 Customer receivables - net                          0            0           0             0             0
 Other receivables                                 174            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0             0
 Deferred clause expenses                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current assets                           174            0           0             0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                 283          458           0           458          (916)
 Other                                               0            0           0             0             0
    Total other assets                             283          458           0           458          (916)

    TOTAL ASSETS                                  $457         $458          $0          $458         ($916)

CAPITALIZATION
 Common shareholders' equity                      $459         $459          $0          $459         ($918)
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                      0            0           0             0             0
    Total capitalization                           459          459           0           459          (918)

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                    0            0           0             0             0
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                         (2)           0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current liabilities                       (2)           0           0             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0             0             0
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               0            0           0             0             0
    Total other liab. & def. credits                 0            0           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES              $457         $459          $0          $459         ($918)





HJT & LCR HOLDINGS AND SUBSIDIARIES                                                                       14
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             HJT & LCR
                                              Holdings
ASSETS                                      Consolidated
--------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0
 Nuclear fuel under capital lease - net              0
 Construction work in progress                       0
 Less accumulated depr. & amort.                     0
    Total prop., plant and eqpt.-net                 0

CURRENT ASSETS
 Cash and cash equivalents                           0
 Customer receivables - net                          0
 Other receivables                                 174
 Mat'ls., supplies & fossil fuel inv.                0
 Deferred clause expenses                            0
 Other                                               0
    Total current assets                           174

OTHER ASSETS:
 Special use funds of FPL                            0
 Other investments                                 283
 Other                                               0
    Total other assets                             283

    TOTAL ASSETS                                  $457

CAPITALIZATION
 Common shareholders' equity                      $459
 Pref. stk. of FPL w/o sinking fund require.         0
 Long-term debt                                      0
    Total capitalization                           459

CURRENT LIABILITIES
 Commercial paper                                    0
 Note payable                                        0
 Accounts payable                                    0
 Customers' deposits                                 0
 Accrued interest and taxes                         (2)
 Deferred clause revenues                            0
 Other                                               0
    Total current liabilities                       (2)

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0
 Def. regulatory credit - income taxes               0
 Unamortized investment tax credits                  0
 Storm and property insurance reserve                0
 Other                                               0
    Total other liab. & def. credits                 0

TOTAL CAPITALIZATION AND LIABILITIES              $457





HJT & LCR HOLDINGS AND SUBSIDIARIES                                                                       15
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


                                                                                                Adjusting
                                                EMB           SRM         HJT           LCR          &
                                             Investments,  Investments,  Holdings,    Holdings,    Elim.
INCOME STATEMENT                                Inc.          L.P.         Inc.         Inc.      Entries
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $0           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0            0           0             0             0
 Other operations and maintenance                  0            0           0             0             0
 Merger-related                                    0            0           0             0             0
 Depreciation & amortization                       0            0           0             0             0
 Taxes other than income taxes                     0            0           0             0             0
    Total operating expenses                       0            0           0             0             0
OPERATING INCOME                                   0            0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0            0           0             0             0
 Preferred stock dividends - FPL                   0            0           0             0             0
 Other-net                                        34            0           0             0             0
    Total other deductions - net                  34            0           0             0             0

INCOME BEFORE INCOME TAXES                        34            0           0             0             0

INCOME TAXES                                      12            0           0             0             0

NET INCOME (LOSS)                                 22            0           0             0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              93           22          22             0           (44)
DEDUCT:
 Dividends                                         0            0           0             0             0
 Other                                             0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR             $115          $22         $22            $0          ($44)





HJT & LCR HOLDINGS AND SUBSIDIARIES                                                                       16
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


                                              HJT & LCR
                                              Holdings
INCOME STATEMENT                             Consolidated
---------------------------------------------------------
OPERATING REVENUES                                $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0
 Other operations and maintenance                  0
 Merger-related                                    0
 Depreciation & amortization                       0
 Taxes other than income taxes                     0
    Total operating expenses                       0
OPERATING INCOME                                   0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0
 Preferred stock dividends - FPL                   0
 Other-net                                        34
    Total other deductions - net                  34

INCOME BEFORE INCOME TAXES                        34

INCOME TAXES                                      12

NET INCOME (LOSS)                                 22
RET. EARNINGS (DEF.) AT BEG. OF YEAR              93
DEDUCT:
 Dividends                                         0
 Other                                             0
RET. EARNINGS (DEF.) AT END OF YEAR             $115





FPL ENERGY SERVICES, INC. AND SUBSIDIARIES                                                                17
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                                    Adjusting    FPL Energy
                                             FPL Energy                  FPL            &        Services,
                                             Services,   EDMpro.com,    Thermal       Elim.         Inc.
ASSETS                                          Inc.        Inc.      Systems, Inc.   Entries    Consolidated
-------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net           0            0           0             0             0
 Construction work in progress                    0            0           0             0             0
 Less accumulated depr. & amort.                  0            0           0             0             0
    Total prop., plant and eqpt.-net              0            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                        0            0           0             0             0
 Customer receivables - net                       3            0           0             0             3
 Other receivables                                1            1           0             0             2
 Mat'ls., supplies & fossil fuel inv.             2            0           0             0             2
 Deferred clause expenses                         0            0           0             0             0
 Other                                            0            0           0             0             0
    Total current assets                          6            1           0             0             7

OTHER ASSETS:
 Special use funds of FPL                         0            0           0             0             0
 Other investments                                1            0           0            (1)            0
 Other                                            1            0           0             0             1
    Total other assets                            2            0           0            (1)            1

    TOTAL ASSETS                                 $8           $1          $0           ($1)           $8

CAPITALIZATION
 Common shareholders' equity                     $1           $1          $0           ($1)           $1
 Pref. stk. of FPL w/o sinking fund require.      0            0           0             0             0
 Long-term debt                                   0            0           0             0             0
    Total capitalization                          1            1           0            (1)            1

CURRENT LIABILITIES
 Commercial paper                                 0            0           0             0             0
 Note payable                                     0            0           0             0             0
 Accounts payable                                 1            0           0             0             1
 Customers' deposits                              0            0           0             0             0
 Accrued interest and taxes                       0            0           0             0             0
 Deferred clause revenues                         0            0           0             0             0
 Other                                            6            0           0             0             6
    Total current liabilities                     7            0           0             0             7

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                0            0           0             0             0
 Def. regulatory credit - income taxes            0            0           0             0             0
 Unamortized investment tax credits               0            0           0             0             0
 Storm and property insurance reserve             0            0           0             0             0
 Other                                            0            0           0             0             0
    Total other liab. & def. credits              0            0           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $8           $1          $0           ($1)           $8





FPL ENERGY SERVICES, INC. AND SUBSIDIARIES                                                                18
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


                                                                                   Adjusting     FPL Energy
                                             FPL Energy                  FPL           &          Services,
                                             Services,   EDMpro.com,    Thermal       Elim.          Inc.
INCOME STATEMENT                                Inc.        Inc.      Systems, Inc   Entries     Consolidated
-------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                              $17           $1          $2            $0           $20

OPERATING EXPENSES
 Fuel, purchased power & interchange             17            0           0             0            17
 Other operations and maintenance                 0            3           3             0             6
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                     17            3           3             0            23
OPERATING INCOME                                  0           (2)         (1)            0            (3)

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                       (5)           0           0             3            (2)
    Total other deductions - net                 (5)           0           0             3            (2)

INCOME BEFORE INCOME TAXES                       (5)          (2)         (1)            3            (5)

INCOME TAXES                                     (2)           0           0             0            (2)

NET INCOME (LOSS)                                (3)          (2)         (1)            3            (3)
RET. EARNINGS (DEF.) AT BEG. OF YEAR            (39)           0           0             0           (39)
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR            ($42)         ($2)        ($1)           $3          ($42)





FPL ENERGY, LLC AND SUBSIDIARIES                                                                          19
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                FPL                     FPL            ESI            FPL
                                              Energy,               Group Int'l      Energy,        Energy,
                                                LLC                     Inc.           Inc.           Inc.
ASSETS                                     Consolidated    Elims    Consolidated   Consolidated   Consolidated
--------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property   $2,344          ($1)         $0        $1,943          $402
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                     933            1           0           774           158
 Less accumulated depr. & amort.                  (210)           0           0          (180)          (30)
    Total prop., plant and eqpt.-net             3,067            0           0         2,537           530

CURRENT ASSETS
 Cash and cash equivalents                          48            0           0            54            (6)
 Customer receivables - net                         73            8           0            38            27
 Other receivables                                 127          (30)          3           135            19
 Mat'ls., supplies & fossil fuel inv.               54            0           0            49             5
 Deferred clause expenses                            0            0           0             0             0
 Other                                              26            0           0             0            26
    Total current assets                           328          (22)          3           276            71

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                 691       (2,602)          0           803         2,490
 Other                                             871            0          24           105           742
    Total other assets                           1,562       (2,602)         24           908         3,232
                                                                              0             0
    TOTAL ASSETS                                $4,957      ($2,624)        $27        $3,721        $3,833

CAPITALIZATION
 Common shareholders' equity                    $3,848      ($2,602)         27         2,787         3,636
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                    382            6           0           376             0
    Total capitalization                         4,230       (2,596)         27         3,163         3,636

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                   59           (1)          0            33            27
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                          0            0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                             229          (27)          0           167            89
    Total current liabilities                      288          (28)          0           200           116

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 411            0           0           339            72
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                              28            0           0            19             9
    Total other liab. & def. credits               439            0           0           358            81
                                                                              0             0
TOTAL CAPITALIZATION AND LIABILITIES            $4,957      ($2,624)        $27        $3,721        $3,833





FPL ENERGY, LLC AND SUBSIDIARIES                                                                          20
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
DECEMBER 31, 2001
($ Millions)


                                                FPL                     FPL           ESI            FPL
                                              Energy,               Group Int'l     Energy,        Energy,
                                                LLC                     Inc.          Inc.           Inc.
INCOME STATEMENT                           Consolidated    Elims    Consolidated  Consolidated   Consolidated
-------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                             $1,098      ($304)         $0          $701          $701

OPERATING EXPENSES
 Fuel, purchased power & interchange              849       (301)          0           575           575
 Other operations and maintenance                 209         (3)          0           106           106
 Merger-related                                     0          0           0             0             0
 Depreciation & amortization                       42          0           0            21            21
 Taxes other than income taxes                      4          0           0             2             2
    Total operating expenses                    1,104       (304)          0           704           704
OPERATING INCOME                                   (6)         0           0            (3)           (3)

OTHER INCOME (DEDUCTIONS):
 Interest charges                                (118)         0           0           (59)          (59)
 Preferred stock dividends - FPL                    0          0           0             0             0
 Other-net                                         14          0           2             6             6
    Total other deductions - net                 (104)         0           2           (53)          (53)

INCOME BEFORE INCOME TAXES                       (110)         0           2           (56)          (56)
                                                                                                          0
INCOME TAXES                                      (48)         0           0           (24)          (24)

NET INCOME (LOSS)                                 (62)         0           2           (32)          (32)
RET. EARNINGS (DEF.) AT BEG. OF YEAR             (345)         0         (25)         (160)         (160)
DEDUCT:
 Dividends                                          0          0           0             0             0
 Other                                              0          0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR             ($407)        $0        ($23)        ($192)        ($192)





FPL GROUP INTERNATIONAL, INC. AND SUBSIDIARIES                                                            21
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                               FPL
                                            Group Int'l             FPL Group   Karaha Bodas
                                               Inc.                   Int'l,     Investment
ASSETS                                     Consolidated    Elims       Inc.        Corp.
----------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0            0          0           0
 Nuclear fuel under capital lease - net            0            0          0           0
 Construction work in progress                     0            0          0           0
 Less accumulated depr. & amort.                   0            0          0           0
    Total prop., plant and eqpt.-net               0            0          0           0

CURRENT ASSETS
 Cash and cash equivalents                         0            0          0           0
 Customer receivables - net                        0            0          0           0
 Other receivables                                 3            0          3           0
 Mat'ls., supplies & fossil fuel inv.              0            0          0           0
 Deferred clause expenses                          0            0          0           0
 Other                                             0            0          0           0
    Total current assets                           3            0          3           0

OTHER ASSETS:
 Special use funds of FPL                          0            0          0           0
 Other investments                                 0          (41)        41           0
 Other                                            24            0          0          24
    Total other assets                            24          (41)        41          24

    TOTAL ASSETS                                 $27         ($41)       $44         $24

CAPITALIZATION
 Common shareholders' equity                     $27          (41)        44          24
 Pref. stk. of FPL w/o sinking fund require.       0            0          0           0
 Long-term debt                                    0            0          0           0
    Total capitalization                          27          (41)        44          24

CURRENT LIABILITIES
 Commercial paper                                  0            0          0           0
 Note payable                                      0            0          0           0
 Accounts payable                                  0            0          0           0
 Customers' deposits                               0            0          0           0
 Accrued interest and taxes                        0            0          0           0
 Deferred clause revenues                          0            0          0           0
 Other                                             0            0          0           0
    Total current liabilities                      0            0          0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 0            0          0           0
 Def. regulatory credit - income taxes             0            0          0           0
 Unamortized investment tax credits                0            0          0           0
 Storm and property insurance reserve              0            0          0           0
 Other                                             0            0          0           0
    Total other liab. & def. credits               0            0          0           0

TOTAL CAPITALIZATION AND LIABILITIES             $27         ($41)       $44         $24





FPL GROUP INTERNATIONAL, INC. AND SUBSIDIARIES                                                            22
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                FPL
                                             Group Int'l             FPL Group   Karaha Bodas
                                                Inc.                   Int'l,     Investment
INCOME STATEMENT                            Consolidated     Elims      Inc.        Corp.
----------------------------------------------------------------------------------------------
OPERATING REVENUES                                $0           0           0            0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0           0           0            0
 Other operations and maintenance                  0           0           0            0
 Merger-related                                    0           0           0            0
 Depreciation & amortization                       0           0           0            0
 Taxes other than income taxes                     0           0           0            0
    Total operating expenses                       0           0           0            0
OPERATING INCOME                                   0           0           0            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0           0           0            0
 Preferred stock dividends - FPL                   0           0           0            0
 Other-net                                         2           0           1            1
    Total other deductions - net                   2           0           1            1

INCOME BEFORE INCOME TAXES                         2           0           1            1

INCOME TAXES                                       0           0           0            0

NET INCOME (LOSS)                                  2           0           0            0
RET. EARNINGS (DEF.) AT BEG. OF YEAR             (25)          0         (20)          (5)
DEDUCT:
 Dividends                                         0           0           0            0
 Other                                             0           0           0            0
RET. EARNINGS (DEF.) AT END OF YEAR             ($23)         $0        ($20)         ($5)





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         23
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                ESI
                                              Energy,                   ESI      Acme Posdef
                                                Inc.                  Energy,      Partners     CH Ormesa
ASSETS                                     Consolidated    Elims        Inc.          LP       Inc. and LP
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property   $1,943           $0          $1         $0          $0
 Nuclear fuel under capital lease - net              0            0           0          0           0
 Construction work in progress                     774           (1)          0          0           0
 Less accumulated depr. & amort.                  (180)           0          (1)         0           0
    Total prop., plant and eqpt.-net             2,537           (1)          0          0           0

CURRENT ASSETS
 Cash and cash equivalents                          54           (2)          0          2           0
 Customer receivables - net                         38            0           0          0           0
 Other receivables                                 135          (51)         76          0           0
 Mat'ls., supplies & fossil fuel inv.               49            0           0          0           0
 Deferred clause expenses                            0            0           0          0           0
 Other                                               0            0           0          0           0
    Total current assets                           276          (53)         76          2           0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0          0           0
 Other investments                                 803       (2,679)      2,397          0           0
 Other                                             105            0           7          0           1
    Total other assets                             908       (2,679)      2,404          0           1

    TOTAL ASSETS                                $3,721      ($2,733)     $2,480         $2          $1

CAPITALIZATION
 Common shareholders' equity                     2,787       (2,230)      2,422         $2           1
 Pref. stk. of FPL w/o sinking fund require.         0            0           0          0           0
 Long-term debt                                    376            0           0          0           0
    Total capitalization                         3,163       (2,230)      2,422          2           1

CURRENT LIABILITIES
 Commercial paper                                    0            0           0          0           0
 Note payable                                        0            0           0          0           0
 Accounts payable                                   33            0           0          0           0
 Customers' deposits                                 0            0           0          0           0
 Accrued interest and taxes                          0            0           0          0           0
 Deferred clause revenues                            0            0           0          0           0
 Other                                             167          (15)          5          0           0
    Total current liabilities                      200          (15)          5          0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 339            0          52          0           0
 Def. regulatory credit - income taxes               0            0           0          0           0
 Unamortized investment tax credits                  0            0           0          0           0
 Storm and property insurance reserve                0            0           0          0           0
 Other                                              19         (488)          1          0           0
    Total other liab. & def. credits               358         (488)         53          0           0

TOTAL CAPITALIZATION AND LIABILITIES            $3,721      ($2,733)     $2,480         $2          $1





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         24
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                ESI        ESI          ESI          ESI           ESI
                                             Ebensburg    Sierra     Kern Front    Double C      Victory
ASSETS                                          Inc.       Inc.         Inc.         Inc.          Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0         $0          $0            $0            $0
 Nuclear fuel under capital lease - net            0          0           0             0             0
 Construction work in progress                     0          0           0             0             0
 Less accumulated depr. & amort.                   0          0           0             0             0
    Total prop., plant and eqpt.-net               0          0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0          0           0             0             0
 Customer receivables - net                        0          0           0             0             0
 Other receivables                                 0          0           0             0             0
 Mat'ls., supplies & fossil fuel inv.              0          0           0             0             0
 Deferred clause expenses                          0          0           0             0             0
 Other                                             0          0           0             0             0
    Total current assets                           0          0           0             0             0

OTHER ASSETS:
 Special use funds of FPL                          0          0           0             0             0
 Other investments                                (2)         3           0             0            11
 Other                                             0          0           0             0             0
    Total other assets                            (2)         3           0             0            11

    TOTAL ASSETS                                 ($2)        $3          $0            $0           $11

CAPITALIZATIONCommon shareholders' equity        (14)         3          (1)           (1)           10
 Pref. stk. of FPL w/o sinking fund require.       0          0           0             0             0
 Long-term debt                                    0          0           0             0             0
    Total capitalization                         (14)         3          (1)           (1)           10

CURRENT LIABILITIES
 Commercial paper                                  0          0           0             0             0
 Note payable                                      0          0           0             0             0
 Accounts payable                                  0          0           0             0             0
 Customers' deposits                               0          0           0             0             0
 Accrued interest and taxes                        0          0           0             0             0
 Deferred clause revenues                          0          0           0             0             0
 Other                                             0          0           0             0             0
    Total current liabilities                      0          0           0             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 9          0           1             1             1
 Def. regulatory credit - income taxes             0          0           0             0             0
 Unamortized investment tax credits                0          0           0             0             0
 Storm and property insurance reserve              0          0           0             0             0
 Other                                             3          0           0             0             0
    Total other liab. & def. credits              12          0           1             1             1

TOTAL CAPITALIZATION AND LIABILITIES             ($2)        $3          $0            $0           $11





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         25
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             CH Posdef       ESI                          ESI         ESI
                                             Inc and LP  Pittsylvania   LSP VIII LP      Bay Area  Multitrade
ASSETS                                          Inc.         Inc.      Consolidated Inc.  GP Inc.   LP Inc.
-------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0           $0          $0              $0            $0
 Nuclear fuel under capital lease - net            0            0           0               0             0
 Construction work in progress                     0            0           0               0             0
 Less accumulated depr. & amort.                   0            0           0               0             0
    Total prop., plant and eqpt.-net               0            0           0               0             0

CURRENT ASSETS
 Cash and cash equivalents                         0            0           0               0             0
 Customer receivables - net                        0            0           0               0             0
 Other receivables                                 0            0           0               0             0
 Mat'ls., supplies & fossil fuel inv.              0            0           0               0             0
 Deferred clause expenses                          0            0           0               0             0
 Other                                             0            0           0               0             0
    Total current assets                           0            0           0               0             0

OTHER ASSETS:
 Special use funds of FPL                          0            0           0               0             0
 Other investments                                 0            0          10               6            (4)
 Other                                            15            0           1               0             0
    Total other assets                            15            0          11               6            (4)

    TOTAL ASSETS                                 $15           $0         $11              $6           ($4)

CAPITALIZATION
 Common shareholders' equity                      15            0         (15)              5            (6)
 Pref. stk. of FPL w/o sinking fund require.       0            0           0               0             0
 Long-term debt                                    0            0           0               0             0
    Total capitalization                          15            0         (15)              5            (6)

CURRENT LIABILITIES
 Commercial paper                                  0            0           0               0             0
 Note payable                                      0            0           0               0             0
 Accounts payable                                  0            0           0               0             0
 Customers' deposits                               0            0           0               0             0
 Accrued interest and taxes                        0            0           0               0             0
 Deferred clause revenues                          0            0           0               0             0
 Other                                             0            0           2               0             0
    Total current liabilities                      0            0           2               0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 0            0          24               1             2
 Def. regulatory credit - income taxes             0            0           0               0             0
 Unamortized investment tax credits                0            0           0               0             0
 Storm and property insurance reserve              0            0           0               0             0
 Other                                             0            0           0               0             0
    Total other liab. & def. credits               0            0          24               1             2

TOTAL CAPITALIZATION AND LIABILITIES             $15           $0         $11              $6           ($4)





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         26
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                MES      ESI Sky                     ESI           ESI
                                             Financial     River     LSP IX LP      Brady       California
ASSETS                                         Corp.       Inc.     Consolidated     Inc.     Holdings Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0         $0          $0            $0            $0
 Nuclear fuel under capital lease - net            0          0           0             0             0
 Construction work in progress                     0          0           0             0             0
 Less accumulated depr. & amort.                   0          0           0             0             0
    Total prop., plant and eqpt.-net               0          0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0            0         0             0             0
 Customer receivables - net                        0            0         0             0             0
 Other receivables                                 5            0         0             0             0
 Mat'ls., supplies & fossil fuel inv.              0            0         0             0             0
 Deferred clause expenses                          0            0         0             0             0
 Other                                             0            0         0             0             0
    Total current assets                           5            0         0             0             0

OTHER ASSETS:
 Special use funds of FPL                          0            0         0             0             0
 Other investments                                 8           33        16            (2)           16
 Other                                             1            0         0             0             0
    Total other assets                             9           33        16            (2)           16

    TOTAL ASSETS                                 $14          $33       $16           ($2)          $16

CAPITALIZATION
 Common shareholders' equity                      14           18       (18)           (2)           16
 Pref. stk. of FPL w/o sinking fund require.       0            0         0             0             0
 Long-term debt                                    0            0         0             0             0
    Total capitalization                          14           18       (18)           (2)           16

CURRENT LIABILITIES
 Commercial paper                                  0            0         0             0             0
 Note payable                                      0            0         0             0             0
 Accounts payable                                  0            0         0             0             0
 Customers' deposits                               0            0         0             0             0
 Accrued interest and taxes                        0            0         0             0             0
 Deferred clause revenues                          0            0         0             0             0
 Other                                             0            0         2             0             0
    Total current liabilities                      0            0         2             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 0           15        32             0             0
 Def. regulatory credit - income taxes             0            0         0             0             0
 Unamortized investment tax credits                0            0         0             0             0
 Storm and property insurance reserve              0            0         0             0             0
 Other                                             0            0         0             0             0
    Total other liab. & def. credits               0           15        32             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $14          $33       $16           ($2)          $16





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         27
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                ESI                                  Operating        ESI
                                             Montgomery     ESI        Doswell        Services     Calistoga
ASSETS                                       County Inc.   LP Inc.   Consolidated   Consolidated    GP Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0         $0         $463            $0            $0
 Nuclear fuel under capital lease - net            0          0            0             0             0
 Construction work in progress                     0          0            0             0             0
 Less accumulated depr. & amort.                   0          0         (115)            0             0
    Total prop., plant and eqpt.-net               0          0          348             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0          0           22             0             0
 Customer receivables - net                        0          0           21             0             0
 Other receivables                                 0          0            4            11             0
 Mat'ls., supplies & fossil fuel inv.              0          0           49             0             0
 Deferred clause expenses                          0          0            0             0             0
 Other                                             0          0            0             0             0
    Total current assets                           0          0           96            11             0

OTHER ASSETS:
 Special use funds of FPL                          0          0            0             0             0
 Other investments                                 0          2            0             0             0
 Other                                             0          0           40            (1)            0
    Total other assets                             0          2           40            (1)            0

    TOTAL ASSETS                                  $0         $2         $484           $10            $0

CAPITALIZATION
 Common shareholders' equity                     (36)         2           27             7             0
 Pref. stk. of FPL w/o sinking fund require.       0          0            0             0             0
 Long-term debt                                    0          0            0             0             0
    Total capitalization                         (36)         2           27             7             0

CURRENT LIABILITIES
 Commercial paper                                  0          0            0             0             0
 Note payable                                      0          0            0             0             0
 Accounts payable                                  0          0            2             0             0
 Customers' deposits                               0          0            0             0             0
 Accrued interest and taxes                        0          0            0             0             0
 Deferred clause revenues                          0          0            0             0             0
 Other                                             0          0            8             3             0
    Total current liabilities                      0          0           10             3             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                31          0           33             0             0
 Def. regulatory credit - income taxes             0          0            0             0             0
 Unamortized investment tax credits                0          0            0             0             0
 Storm and property insurance reserve              0          0            0             0             0
 Other                                             5          0          414             0             0
    Total other liab. & def. credits              36          0          447             0             0

TOTAL CAPITALIZATION AND LIABILITIES              $0         $2         $484           $10            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         28
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)

                                                                                                       ESI
                                                ESI                       ESI            ESI          Altamont
                                             Calistoga    Vansycle      Silverado      Silverado    Acquisitions
ASSETS                                        LP Inc.   Consolidated   Delaware LLC   Holdings LLC      Inc.
----------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0        $27           $0             $0            $0
 Nuclear fuel under capital lease - net            0          0            0              0             0
 Construction work in progress                     0          0            0              0             0
 Less accumulated depr. & amort.                   0         (4)           0              0             0
    Total prop., plant and eqpt.-net               0         23            0              0             0

CURRENT ASSETS
 Cash and cash equivalents                         0          0            0              0             0
 Customer receivables - net                        0          0            0              0             0
 Other receivables                                 0          1            0              0            14
 Mat'ls., supplies & fossil fuel inv.              0          0            0              0             0
 Deferred clause expenses                          0          0            0              0             0
 Other                                             0          0            0              0             0
    Total current assets                           0          1            0              0            14

OTHER ASSETS:
 Special use funds of FPL                          0          0            0              0             0
 Other investments                                 0          0            0              0             4
 Other                                             0          1            0              0             0
    Total other assets                             0          1            0              0             4

    TOTAL ASSETS                                  $0        $25           $0             $0           $18

CAPITALIZATION
 Common shareholders' equity                       0         18            0              0            16
 Pref. stk. of FPL w/o sinking fund require.       0          0            0              0             0
 Long-term debt                                    0          0            0              0             0
    Total capitalization                           0         18            0              0            16

CURRENT LIABILITIES
 Commercial paper                                  0          0            0              0             0
 Note payable                                      0          0            0              0             0
 Accounts payable                                  0          0            0              0             0
 Customers' deposits                               0          0            0              0             0
 Accrued interest and taxes                        0          0            0              0             0
 Deferred clause revenues                          0          0            0              0             0
 Other                                             0          0            0              0             0
    Total current liabilities                      0          0            0              0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 0          7            0              0             2
 Def. regulatory credit - income taxes             0          0            0              0             0
 Unamortized investment tax credits                0          0            0              0             0
 Storm and property insurance reserve              0          0            0              0             0
 Other                                             0          0            0              0             0
    Total other liab. & def. credits               0          7            0              0             2

TOTAL CAPITALIZATION AND LIABILITIES              $0        $25           $0             $0           $18





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         29
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                ESI         ESI         ESI          ESI         Northern
                                               Ormesa    Northeast    Northeast    NE Energy       Cross
                                              Holdings   Energy GP    Energy LP   Acquisition   Investments
ASSETS                                          Inc.       Inc.         Inc.      Funding Inc.      Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net           0            0           0             0             0
 Construction work in progress                    0            0           0             0             0
 Less accumulated depr. & amort.                  0            0           0             0             0
    Total prop., plant and eqpt.-net              0            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                        0            0           0             0             0
 Customer receivables - net                       0            0           0             0             0
 Other receivables                                0            0           0             0            (5)
 Mat'ls., supplies & fossil fuel inv.             0            0           0             0             0
 Deferred clause expenses                         0            0           0             0             0
 Other                                            0            0           0             0             0
    Total current assets                          0            0           0             0            (5)

OTHER ASSETS:
 Special use funds of FPL                         0            0           0             0             0
 Other investments                                0            1          41             0            45
 Other                                            0            0           0             0             0
    Total other assets                            0            1          41             0            45

    TOTAL ASSETS                                 $0           $1         $41            $0           $40

CAPITALIZATION
 Common shareholders' equity                      0            1          (5)            0            40
 Pref. stk. of FPL w/o sinking fund require.      0            0           0             0             0
 Long-term debt                                   0            0           0             0             0
    Total capitalization                          0            1          (5)            0            40

CURRENT LIABILITIES
 Commercial paper                                 0            0           0             0             0
 Note payable                                     0            0           0             0             0
 Accounts payable                                 0            0           0             0             0
 Customers' deposits                              0            0           0             0             0
 Accrued interest and taxes                       0            0           0             0             0
 Deferred clause revenues                         0            0           0             0             0
 Other                                            0            0           4             0             0
    Total current liabilities                     0            0           4             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                0            0          16             0             0
 Def. regulatory credit - income taxes            0            0           0             0             0
 Unamortized investment tax credits               0            0           0             0             0
 Storm and property insurance reserve             0            0           0             0             0
 Other                                            0            0          26             0             0
    Total other liab. & def. credits              0            0          42             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $0           $1         $41            $0           $40





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         30
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                ESI                     ESI          ESI           ESI
                                             NE Energy   Sullivan    Tehachapi    Ormesa IE       Ormesa
                                              Funding     Street    Acquisitions     Inc.       Holdings I
ASSETS                                          Inc.    Investments     Inc.     Consolidated      LLC.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net           0            0           0             0             0
 Construction work in progress                    0            0           0             0             0
 Less accumulated depr. & amort.                  0            0           0             0             0
    Total prop., plant and eqpt.-net              0            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                        0            0           0             0             0
 Customer receivables - net                       0            0           0             0             0
 Other receivables                                0            2           0             0             0
 Mat'ls., supplies & fossil fuel inv.             0            0           0             0             0
 Deferred clause expenses                         0            0           0             0             0
 Other                                            0            0           0             0             0
    Total current assets                          0            2           0             0             0

OTHER ASSETS:
 Special use funds of FPL                         0            0           0             0             0
 Other investments                                0           38          20             0             0
 Other                                            0            0           1             0             0
    Total other assets                            0           38          21             0             0

    TOTAL ASSETS                                 $0          $40         $21            $0            $0

CAPITALIZATION
 Common shareholders' equity                      0           40          12             0             0
 Pref. stk. of FPL w/o sinking fund require.      0            0           0             0             0
 Long-term debt                                   0            0           0             0             0
    Total capitalization                          0           40          12             0             0

CURRENT LIABILITIES
 Commercial paper                                 0            0           0             0             0
 Note payable                                     0            0           0             0             0
 Accounts payable                                 0            0           0             0             0
 Customers' deposits                              0            0           0             0             0
 Accrued interest and taxes                       0            0           0             0             0
 Deferred clause revenues                         0            0           0             0             0
 Other                                            0            0           2             0             0
    Total current liabilities                     0            0           2             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                0            0           7             0             0
 Def. regulatory credit - income taxes            0            0           0             0             0
 Unamortized investment tax credits               0            0           0             0             0
 Storm and property insurance reserve             0            0           0             0             0
 Other                                            0            0           0             0             0
    Total other liab. & def. credits              0            0           7             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $0          $40         $21            $0            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         31
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             Northeast                 FPL Energy                 FPL Energy
                                                Fuel       Hawkeye        GEO          West         Solar
                                             Management     Power       East Mesa      Texas        Funding
ASSETS                                          Inc.     Consolidated   Partners    Consolidated    Corp.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0          $44          $0           $77            $0
 Nuclear fuel under capital lease - net           0            0           0             0             0
 Construction work in progress                    0            0           0             0             0
 Less accumulated depr. & amort.                  0           (5)          0           (10)            0
    Total prop., plant and eqpt.-net              0           39           0            67             0

CURRENT ASSETS
 Cash and cash equivalents                        0            0           0             0             0
 Customer receivables - net                       0            1           0             1             0
 Other receivables                                1            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.             0            0           0             0             0
 Deferred clause expenses                         0            0           0             0             0
 Other                                            0            0           0             0             0
    Total current assets                          1            1           0             1             0

OTHER ASSETS:
 Special use funds of FPL                         0            0           0             0             0
 Other investments                                0            0           0             0             0
 Other                                            0            0           0             0             0
    Total other assets                            0            0           0             0             0

    TOTAL ASSETS                                 $1          $40          $0           $68            $0

CAPITALIZATION
 Common shareholders' equity                      0           31           0            10             0
 Pref. stk. of FPL w/o sinking fund require.      0            0           0             0             0
 Long-term debt                                   0            0           0             0             0
    Total capitalization                          0           31           0            10             0

CURRENT LIABILITIES
 Commercial paper                                 0            0           0             0             0
 Note payable                                     0            0           0             0             0
 Accounts payable                                 0            0           0             0             0
 Customers' deposits                              0            0           0             0             0
 Accrued interest and taxes                       0            0           0             0             0
 Deferred clause revenues                         0            0           0             0             0
 Other                                            1            0           0             1             0
    Total current liabilities                     1            0           0             1             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                0            9           0            17             0
 Def. regulatory credit - income taxes            0            0           0             0             0
 Unamortized investment tax credits               0            0           0             0             0
 Storm and property insurance reserve             0            0           0             0             0
 Other                                            0            0           0            40             0
    Total other liab. & def. credits              0            9           0            57             0

TOTAL CAPITALIZATION AND LIABILITIES             $1          $40          $0           $68            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         32
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                ESI                                  Pacific        FPL
                                             Ormesa Debt   ESI Cannon    Ridgetop     Crest        Energy
                                              Holdings    Acquisitions    Power      Partners     East Mesa
ASSETS                                          LLC.           LLC        Corp.        LLC.         LLC.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net            0            0           0             0             0
 Construction work in progress                     0            0           0             0             0
 Less accumulated depr. & amort.                   0            0           0             0             0
    Total prop., plant and eqpt.-net               0            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0            0           0             0             0
 Customer receivables - net                        0            0           0             0             0
 Other receivables                                 3            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.              0            0           0             0             0
 Deferred clause expenses                          0            0           0             0             0
 Other                                             0            0           0             0             0
    Total current assets                           3            0           0             0             0

OTHER ASSETS:
 Special use funds of FPL                          0            0           0             0             0
 Other investments                                13           11          14             3             1
 Other                                             0            0           3             0             1
    Total other assets                            13           11          17             3             2

    TOTAL ASSETS                                 $16          $11         $17            $3            $2

CAPITALIZATION
 Common shareholders' equity                       9           11          11            (2)            1
 Pref. stk. of FPL w/o sinking fund require.       0            0           0             0             0
 Long-term debt                                    0            0           0             0             0
    Total capitalization                           9           11          11            (2)            1

CURRENT LIABILITIES
 Commercial paper                                  0            0           0             0             0
 Note payable                                      0            0           0             0             0
 Accounts payable                                  0            0           0             0             0
 Customers' deposits                               0            0           0             0             0
 Accrued interest and taxes                        0            0           0             0             0
 Deferred clause revenues                          0            0           0             0             0
 Other                                             7            0           0             0             1
    Total current liabilities                      7            0           0             0             1

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 0            0           6             5             0
 Def. regulatory credit - income taxes             0            0           0             0             0
 Unamortized investment tax credits                0            0           0             0             0
 Storm and property insurance reserve              0            0           0             0             0
 Other                                             0            0           0             0             0
    Total other liab. & def. credits               0            0           6             5             0

TOTAL CAPITALIZATION AND LIABILITIES             $16          $11         $17            $3            $2





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         33
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             FPL Energy
                                              Doswell      UFG                        ESI
                                             Holdings,   Holdings      Paris        Cherokee        MH50
ASSETS                                          Inc.       Inc.     Consolidated   County, LP   Consolidated
------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0        $456            $0           $18
 Nuclear fuel under capital lease - net           0            0           0             0             0
 Construction work in progress                    0            0           0             0             0
 Less accumulated depr. & amort.                  0            0         (21)            0            (3)
    Total prop., plant and eqpt.-net              0            0         435             0            15

CURRENT ASSETS
 Cash and cash equivalents                        0            0          26             0             0
 Customer receivables - net                       0            0           8             0             0
 Other receivables                                0            9           0             1             2
 Mat'ls., supplies & fossil fuel inv.             0            0           0             0             0
 Deferred clause expenses                         0            0           0             0             0
 Other                                            0            0           0             0             0
    Total current assets                          0            9          34             1             2

OTHER ASSETS:
 Special use funds of FPL                         0            0           0             0             0
 Other investments                                0            0           0             6             0
 Other                                            0            0           4             0             0
    Total other assets                            0            0           4             6             0

    TOTAL ASSETS                                 $0           $9        $473            $7           $17

CAPITALIZATION
 Common shareholders' equity                      0            9         439             5             4
 Pref. stk. of FPL w/o sinking fund require.      0            0           0             0             0
 Long-term debt                                   0            0           0             0             0
    Total capitalization                          0            9         439             5             4

CURRENT LIABILITIES
 Commercial paper                                 0            0           0             0             0
 Note payable                                     0            0           0             0             0
 Accounts payable                                 0            0           2             0             1
 Customers' deposits                              0            0           0             0             0
 Accrued interest and taxes                       0            0           0             0             0
 Deferred clause revenues                         0            0           0             0             0
 Other                                            0            0          26             0            12
    Total current liabilities                     0            0          28             0            13

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                0            0           6             2             0
 Def. regulatory credit - income taxes            0            0           0             0             0
 Unamortized investment tax credits               0            0           0             0             0
 Storm and property insurance reserve             0            0           0             0             0
 Other                                            0            0           0             0             0
    Total other liab. & def. credits              0            0           6             2             0

TOTAL CAPITALIZATION AND LIABILITIES             $0           $9        $473            $7           $17





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         34
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                FPLE                                               FPLE
                                               Mojave     FPL Energy      FPLE                     Rhode
                                             Operating     Morwind     Bastrop LP     MH700        Island
ASSETS                                      Services LLC     LLC.         LLC      Consolidated  Consolidated
-------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0           $0            $0            $0
 Nuclear fuel under capital lease - net           0            0            0             0             0
 Construction work in progress                    0            0            0           130             0
 Less accumulated depr. & amort.                  0            0            0             0             0
    Total prop., plant and eqpt.-net              0            0            0           130             0

CURRENT ASSETS
 Cash and cash equivalents                        0            0            0             0             0
 Customer receivables - net                       0            0            0             0             0
 Other receivables                                0            0            0             0             0
 Mat'ls., supplies & fossil fuel inv.             0            0            0             0             0
 Deferred clause expenses                         0            0            0             0             0
 Other                                            0            0            0             0             0
    Total current assets                          0            0            0             0             0

OTHER ASSETS:
 Special use funds of FPL                         0            0            0             0             0
 Other investments                                0           10          106             0             0
 Other                                            0            0            0             0             9
    Total other assets                            0           10          106             0             9

    TOTAL ASSETS                                 $0          $10         $106          $130            $9

CAPITALIZATION
 Common shareholders' equity                      0            9          106           118             0
 Pref. stk. of FPL w/o sinking fund require.      0            0            0             0             0
 Long-term debt                                   0            0            0             0             0
    Total capitalization                          0            9          106           118             0

CURRENT LIABILITIES
 Commercial paper                                 0            0            0             0             0
 Note payable                                     0            0            0             0             0
 Accounts payable                                 0            0            0             0             9
 Customers' deposits                              0            0            0             0             0
 Accrued interest and taxes                       0            0            0             0             0
 Deferred clause revenues                         0            0            0             0             0
 Other                                            0            0            0            12             0
    Total current liabilities                     0            0            0            12             9

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                0            1            0             0             0
 Def. regulatory credit - income taxes            0            0            0             0             0
 Unamortized investment tax credits               0            0            0             0             0
 Storm and property insurance reserve             0            0            0             0             0
 Other                                            0            0            0             0             0
    Total other liab. & def. credits              0            1            0             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $0          $10         $106          $130            $9





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         35
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                                                     ESI
                                               Lake          FPLE                                  Ormesa IH
                                              Benton      Pecos Wind I     Forney      Stateline     Equity
ASSETS                                     Consolidated   Consolidated  Consolidated  Consolidated     LLC
------------------------------------------------------------------------------------------------------------

PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $119         $132          $0          $181            $0
 Nuclear fuel under capital lease - net             0            0           0             0             0
 Construction work in progress                      0            0         528            21             0
 Less accumulated depr. & amort.                   (9)          (4)          0            (3)            0
    Total prop., plant and eqpt.-net              110          128         528           199             0

CURRENT ASSETS
 Cash and cash equivalents                          1            1           0             1             0
 Customer receivables - net                         2            1           0             1             0
 Other receivables                                  0            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.               0            0           0             0             0
 Deferred clause expenses                           0            0           0             0             0
 Other                                              0            0           0             0             0
    Total current assets                            3            2           0             2             0

OTHER ASSETS:
 Special use funds of FPL                           0            0           0             0             0
 Other investments                                  0            0           0             0             0
 Other                                              9            0           0             2             0
    Total other assets                              9            0           0             2             0

    TOTAL ASSETS                                 $122         $130        $528          $203            $0

CAPITALIZATION
 Common shareholders' equity                       93          119         485           203             0
 Pref. stk. of FPL w/o sinking fund require.        0            0           0             0             0
 Long-term debt                                     0            0           0             0             0
    Total capitalization                           93          119         485           203             0

CURRENT LIABILITIES
 Commercial paper                                   0            0           0             0             0
 Note payable                                       0            0           0             0             0
 Accounts payable                                   0            2           0             0             0
 Customers' deposits                                0            0           0             0             0
 Accrued interest and taxes                         0            0           0             0             0
 Deferred clause revenues                           0            0           0             0             0
 Other                                             11            0          43             0             0
    Total current liabilities                      11            2          43             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 18            9           0             0             0
 Def. regulatory credit - income taxes              0            0           0             0             0
 Unamortized investment tax credits                 0            0           0             0             0
 Storm and property insurance reserve               0            0           0             0             0
 Other                                              0            0           0             0             0
    Total other liab. & def. credits               18            9           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $122         $130        $528          $203            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         36
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                                           Pacific      FPLE
                                               Badger       Gray County       Upton         Power      Virginia
                                              Windpower        Wind           Wind       Investments   Holdings
ASSETS                                       Consolidated   Consolidated   Consolidated     Inc.        Inc.
---------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property      $32         $104          $289            $0            $0
 Nuclear fuel under capital lease - net              0            0             0             0             0
 Construction work in progress                       0            0             0             0             0
 Less accumulated depr. & amort.                    (1)          (1)           (3)            0             0
    Total prop., plant and eqpt.-net                31          103           286             0             0

CURRENT ASSETS
 Cash and cash equivalents                           1            1             1             0             0
 Customer receivables - net                          0            1             2             0             0
 Other receivables                                   0            0             0             9             0
 Mat'ls., supplies & fossil fuel inv.                0            0             0             0             0
 Deferred clause expenses                            0            0             0             0             0
 Other                                               0            0             0             0             0
    Total current assets                             1            2             3             9             0

OTHER ASSETS:
 Special use funds of FPL                            0            0             0             0             0
 Other investments                                   0            0             0           305             0
 Other                                               0            0             9             4             0
    Total other assets                               0            0             9           309             0

    TOTAL ASSETS                                   $32         $105          $298          $318            $0

CAPITALIZATION
 Common shareholders' equity                        28           91           258           309             0
 Pref. stk. of FPL w/o sinking fund require.         0            0             0             0             0
 Long-term debt                                      0            0             0             0             0
    Total capitalization                            28           91           258           309             0

CURRENT LIABILITIES
 Commercial paper                                    0            0             0             0             0
 Note payable                                        0            0             0             0             0
 Accounts payable                                    2            6             9             0             0
 Customers' deposits                                 0            0             0             0             0
 Accrued interest and taxes                          0            0             0             0             0
 Deferred clause revenues                            0            0             0             0             0
 Other                                               0            0             0             0             0
    Total current liabilities                        2            6             9             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   2            8            22             0             0
 Def. regulatory credit - income taxes               0            0             0             0             0
 Unamortized investment tax credits                  0            0             0             0             0
 Storm and property insurance reserve                0            0             0             0             0
 Other                                               0            0             9             9             0
    Total other liab. & def. credits                 2            8            31             9             0

TOTAL CAPITALIZATION AND LIABILITIES               $32         $105          $298          $318            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         37
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                               FPLE
                                                FPLE        Bayswater                               East Mesa
                                               Virginia        LLC        Calhoun I    Mojave, Inc.    Adj.
ASSETS                                       Funding Corp  Consolidated  Consolidated  Consolidated    Elim.
-------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                       0           25          71             0             0
 Less accumulated depr. & amort.                     0            0           0             0             0
    Total prop., plant and eqpt.-net                 0           25          71             0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0             0
 Customer receivables - net                          0            0           0             0             0
 Other receivables                                  57            0           0             0            (4)
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0             0
 Deferred clause expenses                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current assets                            57            0           0             0            (4)

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                 361            0           0            12            (3)
 Other                                               0            0           0             0            (2)
    Total other assets                             361            0           0            12            (5)

    TOTAL ASSETS                                  $418          $25         $71           $12           ($9)

CAPITALIZATION
 Common shareholders' equity                         0           20          67            12             0
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                    376            0           0             0             0
    Total capitalization                           376           20          67            12             0

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                    0            0           0             0             0
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                          0            0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                              42            5           4             0            (9)
    Total current liabilities                       42            5           4             0            (9)

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0             0             0
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               0            0           0             0             0
    Total other liab. & def. credits                 0            0           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES              $418          $25         $71           $12           ($9)





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         38
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                  ESI
                                                Energy,                   ESI      Acme Posdef
                                                  Inc.                  Energy,      Partners     CH Ormesa
INCOME STATEMENT                             Consolidated     Elims       Inc.          LP       Inc. and LP
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $472          ($2)         $0         $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               244            0           0          0             0
 Other operations and maintenance                   51           (2)          0          0             0
 Merger-related                                      0            0           0          0             0
 Depreciation & amortization                        56            0           0          0             0
 Taxes other than income taxes                       7            0           0          0             0
    Total operating expenses                       358           (2)          0          0             0
OPERATING INCOME                                   114            0           0          0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  (15)          34           0          0             0
 Preferred stock dividends - FPL                     0            0           0          0             0
 Other-net                                          92          (43)         30          1             2
    Total other deductions - net                    77           (9)         30          1             2

INCOME BEFORE INCOME TAXES                         191           (9)         30          1             2

INCOME TAXES                                        49            0           8          0             1

NET INCOME (LOSS)                                  142           (9)         22          1             1
RET. EARNINGS (DEF.) AT BEG. OF YEAR               267           (8)         41          1             2
DEDUCT:
 Dividends                                           0            0           0          0             0
 Other                                               0            0           0          0             0
RET. EARNINGS (DEF.) AT END OF YEAR               $409         ($17)        $63         $2            $3





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         39
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                ESI         ESI         ESI          ESI           ESI
                                             Ebensburg    Sierra     Kern Front    Double C      Victory
INCOME STATEMENT                                Inc.       Inc.         Inc.         Inc.          Inc.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 0            0           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      0            0           0             0             0
OPERATING INCOME                                  0            0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        1            0           0             0             1
    Total other deductions - net                  1            0           0             0             1

INCOME BEFORE INCOME TAXES                        1            0           0             0             1

INCOME TAXES                                      0            0           0             0             0

NET INCOME (LOSS)                                 1            0           0             0             1
RET. EARNINGS (DEF.) AT BEG. OF YEAR              2            3           1            (1)           12
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $3           $3          $1           ($1)          $13





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         40
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                        CH Posdef        ESI                             ESI          ESI
                                        Inc and LP   Pittsylvania   LSP VIII LP        Bay Area    Multitrade
INCOME STATEMENT                           Inc.          Inc.       Consolidated Inc.   GP Inc.      LP Inc.
-------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                           $0           $1             $1              $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange          0            0              0               0             0
 Other operations and maintenance             0            0              0               0             0
 Merger-related                               0            0              0               0             0
 Depreciation & amortization                  0            0              0               0             0
 Taxes other than income taxes                0            0              0               0             0
    Total operating expenses                  0            0              0               0             0
OPERATING INCOME                              0            1              1               0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                             0            0              0               0             0
 Preferred stock dividends - FPL              0            0              0               0             0
 Other-net                                    1            0              7               2             1
    Total other deductions - net              1            0              7               2             1

INCOME BEFORE INCOME TAXES                    1            1              8               2             1

INCOME TAXES                                  0            0              3               0             0

NET INCOME (LOSS)                             1            1              5               2             1
RET. EARNINGS (DEF.) AT BEG. OF YEAR         (4)           2              4              (9)           10
DEDUCT:
 Dividends                                    0            0              0               0             0
 Other                                        0            0              0               0             0
RET. EARNINGS (DEF.) AT END OF YEAR         ($3)          $3             $9             ($7)          $11





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         41
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                               MES        ESI Sky                    ESI          ESI
                                             Financial     River     LSP IX LP      Brady      California
INCOME STATEMENT                               Corp.       Inc.     Consolidated     Inc.     Holdings Inc.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $0          $0          $1            $0          $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0           0           0             0           0
 Other operations and maintenance                  0           0           0             0           0
 Merger-related                                    0           0           0             0           0
 Depreciation & amortization                       0           0           0             0           0
 Taxes other than income taxes                     0           0           0             0           0
    Total operating expenses                       0           0           0             0           0
OPERATING INCOME                                   0           0           1             0           0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0           0           0             0           0
 Preferred stock dividends - FPL                   0           0           0             0           0
 Other-net                                         1           5           7             0           2
    Total other deductions - net                   1           5           7             0           2

INCOME BEFORE INCOME TAXES                         1           5           8             0           2

INCOME TAXES                                       0           2           3             5           0

NET INCOME (LOSS)                                  1           3           5            (5)          2
RET. EARNINGS (DEF.) AT BEG. OF YEAR              15          42           1           (15)         (2)
DEDUCT:
 Dividends                                         0           0           0             0           0
 Other                                             0           0           0             0           0
RET. EARNINGS (DEF.) AT END OF YEAR              $16         $45          $6          ($20)         $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         42
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                              ESI           ESI                       Operating      ESI
                                           Montgomery     LP Inc.       Doswell       Services     Calistoga
INCOME STATEMENT                           County Inc.  (Brady Only)  Consolidated  Consolidated    GP Inc.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $189            $7            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0            95             0             0
 Other operations and maintenance                 0            0            11             1             0
 Merger-related                                   0            0             0             0             0
 Depreciation & amortization                      0            0            14             0             0
 Taxes other than income taxes                    0            0             1             0             0
    Total operating expenses                      0            0           121             1             0
OPERATING INCOME                                  0            0            68             6             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                (1)           0           (25)            0             0
 Preferred stock dividends - FPL                  0            0             0             0             0
 Other-net                                        0            4             3             2             0
    Total other deductions - net                 (1)           4           (22)            2             0

INCOME BEFORE INCOME TAXES                       (1)           4            46             8             0

INCOME TAXES                                     (1)          (3)           18             3             0

NET INCOME (LOSS)                                 0            7            28             5             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR            (26)         (14)           88             7             9
DEDUCT:
 Dividends                                        0            0             0             0             0
 Other                                            0            0             0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR            ($26)         ($7)         $116           $12            $9





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         43
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                                                        ESI
                                                ESI                       ESI            ESI          Altamont
                                             Calistoga    Vansycle     Silverado      Silverado     Acquisitions
INCOME STATEMENT                              LP Inc.   Consolidated   Delaware LLC   Holdings LLC      Inc.
----------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $3          $0            $0               $1

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0                0
 Other operations and maintenance                 0            1           0             0                0
 Merger-related                                   0            0           0             0                0
 Depreciation & amortization                      0            1           0             0                0
 Taxes other than income taxes                    0            0           0             0                0
    Total operating expenses                      0            2           0             0                0
OPERATING INCOME                                  0            1           0             0                1

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0                0
 Preferred stock dividends - FPL                  0            0           0             0                0
 Other-net                                        0            0           0             0                6
    Total other deductions - net                  0            0           0             0                6

INCOME BEFORE INCOME TAXES                        0            1           0             0                7

INCOME TAXES                                      0            0           0             0                2

NET INCOME (LOSS)                                 0            1           0             0                5
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            4           0             0                6
DEDUCT:
 Dividends                                        0            0           0             0                0
 Other                                            0            0           0             0                0
RET. EARNINGS (DEF.) AT END OF YEAR              $0           $5          $0            $0              $11





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         44
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                ESI         ESI         ESI          ESI         Northern
                                               Ormesa    Northeast   Northeast    NE Energy       Cross
                                              Holdings   Energy GP   Energy LP   Acquisition   Investments
INCOME STATEMENT                                Inc.        Inc.        Inc.     Funding Inc.      Inc.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $1          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            1           0             0             0
 Other operations and maintenance                 0            2           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      0            3           0             0             0
OPERATING INCOME                                  0           (2)          0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0          (4)            0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            0           9             0             5
    Total other deductions - net                  0            0           5             0             5

INCOME BEFORE INCOME TAXES                        0           (2)          5             0             5

INCOME TAXES                                      0           (1)          3             0             2

NET INCOME (LOSS)                                 0           (1)          2             0             3
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            1          15             0            12
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0           $0         $17            $0           $15





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         45
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                ESI                     ESI                         ESI
                                             NE Energy   Sullivan    Tehachapi        ESI          Ormesa
                                              Funding     Street    Acquisitions   Ormesa IE     Holdings I
INCOME STATEMENT                                Inc.    Investments     Inc.      Consolidated      LLC.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 0            0           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      0            0           0             0             0
OPERATING INCOME                                  0            0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0           14           1             0             0
    Total other deductions - net                  0           14           1             0             0

INCOME BEFORE INCOME TAXES                        0           14           1             0             0

INCOME TAXES                                      0            4           0             0             0

NET INCOME (LOSS)                                 0           10           1             0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0           37           1             0             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0          $47          $2            $0            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         46
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             Northeast                                           FPL Energy
                                                Fuel       Hawkeye        GEO          West         Solar
                                             Management     Power      East Mesa      Texas        Funding
INCOME STATEMENT                                Inc.     Consolidated   Partners   Consolidated     Corp.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $1           $4          $0            $7            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 1            0           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            2           0             4             0
 Taxes other than income taxes                    0            0           0             2             0
    Total operating expenses                      1            2           0             6             0
OPERATING INCOME                                  0            2           0             1             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0            (3)            0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            0           0             0             0
    Total other deductions - net                  0            0           0            (3)            0

INCOME BEFORE INCOME TAXES                        0            2           0            (2)            0

INCOME TAXES                                      0            0           0            (4)            0

NET INCOME (LOSS)                                 0            2           0             2             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              1            6          (1)            1             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $1           $8         ($1)           $3            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         47
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                ESI                                 Pacific       FPL
                                             Ormesa Debt   ESI Cannon    Ridgetop    Crest       Energy
                                              Holdings    Acquisitions    Power     Partners    East Mesa
INCOME STATEMENT                                LLC.           LLC        Corp.       LLC.        LLC.
----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0            $0         $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0          0
 Other operations and maintenance                 0            0           0             0          0
 Merger-related                                   0            0           0             0          0
 Depreciation & amortization                      0            0           0             0          0
 Taxes other than income taxes                    0            0           0             0          0
    Total operating expenses                      0            0           0             0          0
OPERATING INCOME                                  0            0           0             0          0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0          0
 Preferred stock dividends - FPL                  0            0           0             0          0
 Other-net                                        1            2           2             1          0
    Total other deductions - net                  1            2           2             1          0

INCOME BEFORE INCOME TAXES                        1            2           2             1          0

INCOME TAXES                                      0            2           2             0          0

NET INCOME (LOSS)                                 1            0           0             1          0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             4          1
DEDUCT:
 Dividends                                        0            0           0             0          0
 Other                                            0            0           0             0          0
RET. EARNINGS (DEF.) AT END OF YEAR              $1           $0          $0            $5         $1





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         48
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             FPL Energy
                                              Doswell      UFG                        ESI
                                             Holdings,   Holdings      Paris        Cherokee       MH50
INCOME STATEMENT                                Inc.       Inc.     Consolidated   County, LP   Consolidated
------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0        $219            $0           $12

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0         140             0             8
 Other operations and maintenance                 0            0          24             0             2
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0          15             0             1
 Taxes other than income taxes                    0            0           4             0             0
    Total operating expenses                      0            0         183             0            11
OPERATING INCOME                                  0            0          36             0             1

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0            (1)
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0           (8)          8             4             0
    Total other deductions - net                  0           (8)          8             4            (1)

INCOME BEFORE INCOME TAXES                        0           (8)         44             4             0

INCOME TAXES                                      0           (3)         18             2             0

NET INCOME (LOSS)                                 0           (5)         26             2             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            2           8            (2)           (2)
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0          ($3)        $34            $0           ($2)





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         49
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                               FPLE                                                 FPLE
                                              Mojave      FPL Energy      FPLE                      Rhode
                                             Operating     Morwind     Bastrop LP     MH700         Island
INCOME STATEMENT                            Services LLC     LLC.         LLC      Consolidated  Consolidated
-------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $1           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 0            0           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      0            0           0             0             0
OPERATING INCOME                                  1            0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            1           0             0             0
    Total other deductions - net                  0            1           0             0             0

INCOME BEFORE INCOME TAXES                        1            1           0             0             0

INCOME TAXES                                      0            0           0             0             0

NET INCOME (LOSS)                                 1            1           0             0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            1           0             0             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $1           $2          $0            $0            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         50
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                                                    ESI
                                               Lake          FPLE                                 Ormesa IH
                                              Benton     Pecos Wind I    Forney       Stateline    Equity
INCOME STATEMENT                           Consolidated  Consolidated  Consolidated  Consolidated   LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $8           $5           $1            $3            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0            0             0             0
 Other operations and maintenance                 3            2            1             1             0
 Merger-related                                   0            0            0             0             0
 Depreciation & amortization                      6            4            0             3             0
 Taxes other than income taxes                    0            0            0             0             0
    Total operating expenses                      9            6            1             4             0
OPERATING INCOME                                 (1)          (1)           0            (1)            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0            0             0             0
 Preferred stock dividends - FPL                  0            0            0             0             0
 Other-net                                        0            0            0             0             0
    Total other deductions - net                  0            0            0             0             0

INCOME BEFORE INCOME TAXES                       (1)          (1)           0            (1)            0

INCOME TAXES                                     (6)          (4)           0            (3)            0

NET INCOME (LOSS)                                 5            3            0             2             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              2            0            0             0             0
DEDUCT:
 Dividends                                        0            0            0             0             0
 Other                                            0            0            0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $7           $3           $0            $2            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         51
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                                        Pacific       FPLE
                                               Badger      Gray County     Upton         Power      Virginia
                                              Windpower       Wind          Wind       Investments  Holdings
INCOME STATEMENT                             Consolidated  Consolidated  Consolidated     Inc.        Inc.
------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $3             $2          $3            $0           $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0              0           0             0            0
 Other operations and maintenance                 1              1           1             0            0
 Merger-related                                   0              0           0             0            0
 Depreciation & amortization                      1              1           4             0            0
 Taxes other than income taxes                    0              0           0             0            0
    Total operating expenses                      2              2           5             0            0
OPERATING INCOME                                  1              0          (2)            0            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0              0           0             0            0
 Preferred stock dividends - FPL                  0              0           0             0            0
 Other-net                                        0              0           0             0            0
    Total other deductions - net                  0              0           0             0            0

INCOME BEFORE INCOME TAXES                        1              0          (2)            0            0

INCOME TAXES                                      0             (1)         (3)            0            0

NET INCOME (LOSS)                                 1              1           1             0            0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0              0           0             0            0
DEDUCT:
 Dividends                                        0              0           0             0            0
 Other                                            0              0           0             0            0
RET. EARNINGS (DEF.) AT END OF YEAR              $1             $1          $1            $0           $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         52
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                              FPLE
                                                FPLE        Bayswater                                East Mesa
                                              Virginia         LLC       Calhoun I     Mojave, Inc.    Adj.
INCOME STATEMENT                             Funding Corp  Consolidated  Consolidated  Consolidated    Elim.
--------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $0           $0            $0            $1            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0            0             0             0             0
 Other operations and maintenance                  0            0             0             1             0
 Merger-related                                    0            0             0             0             0
 Depreciation & amortization                       0            0             0             0             0
 Taxes other than income taxes                     0            0             0             0             0
    Total operating expenses                       0            0             0             1             0
OPERATING INCOME                                   0            0             0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                (15)           0             0             0             0
 Preferred stock dividends - FPL                   0            0             0             0             0
 Other-net                                        15            0             0             4             0
    Total other deductions - net                   0            0             0             4             0

INCOME BEFORE INCOME TAXES                         0            0             0             4             0

INCOME TAXES                                       0            0             0             0             0

NET INCOME (LOSS)                                  0            0             0             4             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR               0            0             0             9             0
DEDUCT:
 Dividends                                         0            0             0             0             0
 Other                                             0            0             0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR               $0           $0            $0           $13            $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         53
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                              CH Ormesa
                                             Inc. and LP  CH Ormesa   CH Ormesa
ASSETS                                        Combined     LP, Inc.      Inc.
-------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0          $0
 Nuclear fuel under capital lease - net           0            0           0
 Construction work in progress                    0            0           0
 Less accumulated depr. & amort.                  0            0           0
    Total prop., plant and eqpt.-net              0            0           0

CURRENT ASSETS
 Cash and cash equivalents                        0            0           0
 Customer receivables - net                       0            0           0
 Other receivables                                0            0           0
 Mat'ls., supplies & fossil fuel inv.             0            0           0
 Deferred clause expenses                         0            0           0
 Other                                            0            0           0
    Total current assets                          0            0           0

OTHER ASSETS:
 Special use funds of FPL                         0            0           0
 Other investments                                0            0           0
 Other                                            1            1           0
    Total other assets                            1            1           0

    TOTAL ASSETS                                 $1           $1          $0

CAPITALIZATION
 Common shareholders' equity                     $1           $1          $0
 Pref. stk. of FPL w/o sinking fund require.      0            0           0
 Long-term debt                                   0            0           0
    Total capitalization                          1            1           0

CURRENT LIABILITIES
 Commercial paper                                 0            0           0
 Note payable                                     0            0           0
 Accounts payable                                 0            0           0
 Customers' deposits                              0            0           0
 Accrued interest and taxes                       0            0           0
 Deferred clause revenues                         0            0           0
 Other                                            0            0           0
    Total current liabilities                     0            0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                0            0           0
 Def. regulatory credit - income taxes            0            0           0
 Unamortized investment tax credits               0            0           0
 Storm and property insurance reserve             0            0           0
 Other                                            0            0           0
    Total other liab. & def. credits              0            0           0

TOTAL CAPITALIZATION AND LIABILITIES             $1           $1          $0





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         54
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             CH Ormesa
                                             Inc. and LP  CH Ormesa   CH Ormesa
INCOME STATEMENT                              Combined    LP, Inc.       Inc.
-------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0
 Other operations and maintenance                 0            0           0
 Merger-related                                   0            0           0
 Depreciation & amortization                      0            0           0
 Taxes other than income taxes                    0            0           0
    Total operating expenses                      0            0           0
OPERATING INCOME                                  0            0           0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0
 Preferred stock dividends - FPL                  0            0           0
 Other-net                                        2            2           0
    Total other deductions - net                  2            2           0

INCOME BEFORE INCOME TAXES                        2            2           0

INCOME TAXES                                      1            1           0

NET INCOME (LOSS)                                 1            1           0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              2            2           0
DEDUCT:
 Dividends                                        0            0           0
 Other                                            0            0           0
RET. EARNINGS (DEF.) AT END OF YEAR              $3           $3          $0




ESI ENERGY, INC. AND SUBSIDIARIES                                                                         55
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             CH Posdef
                                             Inc and LP                                        Acme Posdef
                                                Inc.                 CH Posdef    CH Posdef      Partners
ASSETS                                        Combined     Elim         Inc.       LP, Inc.         LP
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net            0            0           0             0             0
 Construction work in progress                     0            0           0             0             0
 Less accumulated depr. & amort.                   0            0           0             0             0
    Total prop., plant and eqpt.-net               0            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0           (2)          0             0             2
 Customer receivables - net                        0            0           0             0             0
 Other receivables                                 0            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.              0            0           0             0             0
 Deferred clause expenses                          0            0           0             0             0
 Other                                             0            0           0             0             0
    Total current assets                           0           (2)          0             0             2

OTHER ASSETS:
 Special use funds of FPL                          0            0           0             0             0
 Other investments                                 0            0           0             0             0
 Other                                            15            0           0            15             0
    Total other assets                            15            0           0            15             0

    TOTAL ASSETS                                 $15          ($2)         $0           $15            $2

CAPITALIZATION
 Common shareholders' equity                     $15          ($2)         $0           $15            $2
 Pref. stk. of FPL w/o sinking fund require.       0            0           0             0             0
 Long-term debt                                    0            0           0             0             0
    Total capitalization                          15           (2)          0            15             2

CURRENT LIABILITIES
 Commercial paper                                  0            0           0             0             0
 Note payable                                      0            0           0             0             0
 Accounts payable                                  0            0           0             0             0
 Customers' deposits                               0            0           0             0             0
 Accrued interest and taxes                        0            0           0             0             0
 Deferred clause revenues                          0            0           0             0             0
 Other                                             0            0           0             0             0
    Total current liabilities                      0            0           0             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 0            0           0             0             0
 Def. regulatory credit - income taxes             0            0           0             0             0
 Unamortized investment tax credits                0            0           0             0             0
 Storm and property insurance reserve              0            0           0             0             0
 Other                                             0            0           0             0             0
    Total other liab. & def. credits               0            0           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $15          ($2)         $0           $15            $2





ESI ENERGY, INC. AND SUBSIDIARIES                                                                         56
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             CH Posdef
                                             Inc and LP                                        Acme Posdef
                                                Inc.                 CH Posdef    CH Posdef      Partners
INCOME STATEMENT                              Combined     Elim         Inc.       LP, Inc.         LP
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $0           $0          $0            $0          $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0            0           0             0           0
 Other operations and maintenance                  0            0           0             0           0
 Merger-related                                    0            0           0             0           0
 Depreciation & amortization                       0            0           0             0           0
 Taxes other than income taxes                     0            0           0             0           0
    Total operating expenses                       0            0           0             0           0
OPERATING INCOME                                   0            0           0             0           0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0            0           0             0           0
 Preferred stock dividends - FPL                   0            0           0             0           0
 Other-net                                         1           (1)          0             1           1
    Total other deductions - net                   1           (1)          0             1           1

INCOME BEFORE INCOME TAXES                         1           (1)          0             1           1

INCOME TAXES                                       0            0           0             0           0

NET INCOME (LOSS)                                  1           (1)          0             1           1
RET. EARNINGS (DEF.) AT BEG. OF YEAR              (4)          (1)          0            (4)          1
DEDUCT:
 Dividends                                         0            0           0             0           0
 Other                                             0            0           0             0           0
RET. EARNINGS (DEF.) AT END OF YEAR              ($3)         ($2)         $0           ($3)         $2





ESI ENERGY, INC AND SUBSIDIARIES                                                                          57
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             LSP VIII LP             Harper Lake    Hyperion    LSP VIII LP
ASSETS                                       Consolidated    Elims   Company VIII   VIII, Inc   Consolidated
------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net            0            0           0             0             0
 Construction work in progress                     0            0           0             0             0
 Less accumulated depr. & amort.                   0            0           0             0             0
    Total prop., plant and eqpt.-net               0            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0            0           0             0             0
 Customer receivables - net                        0            0           0             0             0
 Other receivables                                 0            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.              0            0           0             0             0
 Deferred clause expenses                          0            0           0             0             0
 Other                                             0            0           0             0             0
    Total current assets                           0            0           0             0             0

OTHER ASSETS:
 Special use funds of FPL                          0            0           0             0             0
 Other investments                                10            2           0             8            10
 Other                                             1            0           0             1             1
    Total other assets                            11            2           0             9            11

    TOTAL ASSETS                                 $11           $2          $0            $9           $11

CAPITALIZATION
 Common shareholders' equity                    ($15)          $2          $0          ($17)         ($15)
 Pref. stk. of FPL w/o sinking fund require.       0            0           0             0             0
 Long-term debt                                    0            0           0             0             0
    Total capitalization                         (15)           2           0           (17)          (15)

CURRENT LIABILITIES
 Commercial paper                                  0            0           0             0             0
 Note payable                                      0            0           0             0             0
 Accounts payable                                  0            0           0             0             0
 Customers' deposits                               0            0           0             0             0
 Accrued interest and taxes                        0            0           0             0             0
 Deferred clause revenues                          0            0           0             0             0
 Other                                             2            0           0             2             2
    Total current liabilities                      2            0           0             2             2

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                24            0           0            24            24
 Def. regulatory credit - income taxes             0            0           0             0             0
 Unamortized investment tax credits                0            0           0             0             0
 Storm and property insurance reserve              0            0           0             0             0
 Other                                             0            0           0             0             0
    Total other liab. & def. credits              24            0           0            24            24

TOTAL CAPITALIZATION AND LIABILITIES             $11           $2          $0            $9           $11





ESI ENERGY, INC AND SUBSIDIARIES                                                                          58
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             LSP VIII LP            Harper Lake    Hyperion    LSP VIII LP
INCOME STATEMENT                             Consolidated  Elims    Company VIII   VIII, Inc   Consolidated
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $1         $0          $1            $0            $1

OPERATING EXPENSES
 Fuel, purchased power & interchange              0          0           0             0             0
 Other operations and maintenance                 0          0           0             0             0
 Merger-related                                   0          0           0             0             0
 Depreciation & amortization                      0          0           0             0             0
 Taxes other than income taxes                    0          0           0             0             0
    Total operating expenses                      0          0           0             0             0
OPERATING INCOME                                  1          0           1             0             1

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0          0           0             0             0
 Preferred stock dividends - FPL                  0          0           0             0             0
 Other-net                                        7          0           0             7             7
    Total other deductions - net                  7          0           0             7             7

INCOME BEFORE INCOME TAXES                        8          0           1             7             8

INCOME TAXES                                      3          0           0             3             3

NET INCOME (LOSS)                                 5          0           1             4             5
RET. EARNINGS (DEF.) AT BEG. OF YEAR              4          0           2             2             4
DEDUCT:
 Dividends                                        0          0           0             0             0
 Other                                            0          0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $9         $0          $3            $6            $9





ESI ENERGY, INC AND SUBSIDIARIES                                                                          59
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                ESI
                                              Bay Area     ESI Bay      ESI
                                             Inc. GP Inc.    Area,    Bay Area,
ASSETS                                        Combined     GP, Inc.     Inc.
-------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0          $0
 Nuclear fuel under capital lease - net           0            0           0
 Construction work in progress                    0            0           0
 Less accumulated depr. & amort.                  0            0           0
    Total prop., plant and eqpt.-net              0            0           0

CURRENT ASSETS
 Cash and cash equivalents                        0            0           0
 Customer receivables - net                       0            0           0
 Other receivables                                0            0           0
 Mat'ls., supplies & fossil fuel inv.             0            0           0
 Deferred clause expenses                         0            0           0
 Other                                            0            0           0
    Total current assets                          0            0           0

OTHER ASSETS:
 Special use funds of FPL                         0            0           0
 Other investments                                6            0           6
 Other                                            0            0           0
    Total other assets                            6            0           6

    TOTAL ASSETS                                 $6           $0          $6

CAPITALIZATION
 Common shareholders' equity                     $5           $0          $5
 Pref. stk. of FPL w/o sinking fund require.      0            0           0
 Long-term debt                                   0            0           0
    Total capitalization                          5            0           5

CURRENT LIABILITIES
 Commercial paper                                 0            0           0
 Note payable                                     0            0           0
 Accounts payable                                 0            0           0
 Customers' deposits                              0            0           0
 Accrued interest and taxes                       0            0           0
 Deferred clause revenues                         0            0           0
 Other                                            0            0           0
    Total current liabilities                     0            0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                1            0           1
 Def. regulatory credit - income taxes            0            0           0
 Unamortized investment tax credits               0            0           0
 Storm and property insurance reserve             0            0           0
 Other                                            0            0           0
    Total other liab. & def. credits              1            0           1

TOTAL CAPITALIZATION AND LIABILITIES             $6           $0          $6





ESI ENERGY, INC AND SUBSIDIARIES                                                                          60
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                ESI
                                              Bay Area     ESI Bay
                                             Inc. GP Inc.    Area,    Bay Area,
INCOME STATEMENT                              Combined     GP, Inc.     Inc.
-------------------------------------------------------------------------------
OPERATING REVENUES                                $0           $0          $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0            0           0
 Other operations and maintenance                  0            0           0
 Merger-related                                    0            0           0
 Depreciation & amortization                       0            0           0
 Taxes other than income taxes                     0            0           0
    Total operating expenses                       0            0           0
OPERATING INCOME                                   0            0           0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0            0           0
 Preferred stock dividends - FPL                   0            0           0
 Other-net                                         2            0           2
    Total other deductions - net                   2            0           2

INCOME BEFORE INCOME TAXES                         2            0           2

INCOME TAXES                                       0            0           0

NET INCOME (LOSS)                                  2            0           2
RET. EARNINGS (DEF.) AT BEG. OF YEAR              (9)           0          (9)
DEDUCT:
 Dividends                                         0            0           0
 Other                                             0            0           0
RET. EARNINGS (DEF.) AT END OF YEAR              ($7)          $0         ($7)





ESI ENERGY, INC AND SUBSIDIARIES                                                                          61
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                              LSP IX LP              HLC IX    Hyperion IX     LSP IX LP
ASSETS                                       Consolidated   Elims    Company        Inc.      Consolidated
----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0         $0       $0            $0            $0
 Nuclear fuel under capital lease - net              0          0        0             0             0
 Construction work in progress                       0          0        0             0             0
 Less accumulated depr. & amort.                     0          0        0             0             0
    Total prop., plant and eqpt.-net                 0          0        0             0             0

CURRENT ASSETS
 Cash and cash equivalents                           0          0        0             0             0
 Customer receivables - net                          0          0        0             0             0
 Other receivables                                   0          0        0             0             0
 Mat'ls., supplies & fossil fuel inv.                0          0        0             0             0
 Deferred clause expenses                            0          0        0             0             0
 Other                                               0          0        0             0             0
    Total current assets                             0          0        0             0             0

OTHER ASSETS:
 Special use funds of FPL                            0          0        0             0             0
 Other investments                                  16          2        0            14            16
 Other                                               0          0        0             0             0
    Total other assets                              16          2        0            14            16

    TOTAL ASSETS                                   $16         $2       $0           $14           $16

CAPITALIZATION
 Common shareholders' equity                      ($18)        $2       $0          ($20)         ($18)
 Pref. stk. of FPL w/o sinking fund require.         0          0        0             0             0
 Long-term debt                                      0          0        0             0             0
    Total capitalization                           (18)         2        0           (20)          (18)

CURRENT LIABILITIES
 Commercial paper                                    0          0        0             0             0
 Note payable                                        0          0        0             0             0
 Accounts payable                                    0          0        0             0             0
 Customers' deposits                                 0          0        0             0             0
 Accrued interest and taxes                          0          0        0             0             0
 Deferred clause revenues                            0          0        0             0             0
 Other                                               2          0        0             2             2
    Total current liabilities                        2          0        0             2             2

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  32          0        0            32            32
 Def. regulatory credit - income taxes               0          0        0             0             0
 Unamortized investment tax credits                  0          0        0             0             0
 Storm and property insurance reserve                0          0        0             0             0
 Other                                               0          0        0             0             0
    Total other liab. & def. credits                32          0        0            32            32

TOTAL CAPITALIZATION AND LIABILITIES               $16         $2       $0           $14           $16





ESI ENERGY, INC AND SUBSIDIARIES                                                                          62
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             LSP IX LP                HLC IX    Hyperion IX    LSP IX LP
INCOME STATEMENT                            Consolidated    Elims     Company       Inc.      Consolidated
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $1           $0          $1         $0            $1

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0          0             0
 Other operations and maintenance                 0            0           0          0             0
 Merger-related                                   0            0           0          0             0
 Depreciation & amortization                      0            0           0          0             0
 Taxes other than income taxes                    0            0           0          0             0
    Total operating expenses                      0            0           0          0             0
OPERATING INCOME                                  1            0           1          0             1

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0          0             0
 Preferred stock dividends - FPL                  0            0           0          0             0
 Other-net                                        7            0           0          7             7
    Total other deductions - net                  7            0           0          7             7

INCOME BEFORE INCOME TAXES                        8            0           1          7             8

INCOME TAXES                                      3            0           0          3             3

NET INCOME (LOSS)                                 5            0           1          4             5
RET. EARNINGS (DEF.) AT BEG. OF YEAR              1            0           1          0             1
DEDUCT:
 Dividends                                        0            0           0          0             0
 Other                                            0            0           0          0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $6           $0          $2         $4            $6





ESI ENERGY, INC AND SUBSIDIARIES                                                                          63
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                ESI          ESI          ESI          ESI           ESI
                                             Montgomery   Montgomery   Montgomery   Montgomery    Montgomery
                                             County Inc.    County,     County,       County        County
ASSETS                                        Combined      GP Inc.     LP Inc.        LLC            LP
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0         $0            $0
 Nuclear fuel under capital lease - net              0            0           0          0             0
 Construction work in progress                       0            0           0          0             0
 Less accumulated depr. & amort.                     0            0           0          0             0
    Total prop., plant and eqpt.-net                 0            0           0          0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0          0             0
 Customer receivables - net                          0            0           0          0             0
 Other receivables                                   0            0           0          0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0          0             0
 Deferred clause expenses                            0            0           0          0             0
 Other                                               0            0           0          0             0
    Total current assets                             0            0           0          0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0          0             0
 Other investments                                   0            0           0          0             0
 Other                                               0            0           0          0             0
    Total other assets                               0            0           0          0             0

    TOTAL ASSETS                                    $0           $0          $0         $0            $0

CAPITALIZATION
 Common shareholders' equity                      ($36)        ($21)       ($15)        $0            $0
 Pref. stk. of FPL w/o sinking fund require.         0            0           0          0             0
 Long-term debt                                      0            0           0          0             0
    Total capitalization                           (36)         (21)        (15)         0             0

CURRENT LIABILITIES
 Commercial paper                                    0            0           0          0             0
 Note payable                                        0            0           0          0             0
 Accounts payable                                    0            0           0          0             0
 Customers' deposits                                 0            0           0          0             0
 Accrued interest and taxes                          0            0           0          0             0
 Deferred clause revenues                            0            0           0          0             0
 Other                                               0            0           0          0             0
    Total current liabilities                        0            0           0          0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  31           16          15          0             0
 Def. regulatory credit - income taxes               0            0           0          0             0
 Unamortized investment tax credits                  0            0           0          0             0
 Storm and property insurance reserve                0            0           0          0             0
 Other                                               5            5           0          0             0
    Total other liab. & def. credits                36           21          15          0             0

TOTAL CAPITALIZATION AND LIABILITIES                $0           $0          $0         $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          64
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                ESI          ESI          ESI          ESI           ESI
                                             Montgomery   Montgomery   Montgomery   Montgomery    Montgomery
                                             County Inc.    County,     County,       County        County
INCOME STATEMENT                              Combined      GP Inc.     LP Inc.        LLC            LP
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0        $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0         0             0             0
 Other operations and maintenance                    0            0         0             0             0
 Merger-related                                      0            0         0             0             0
 Depreciation & amortization                         0            0         0             0             0
 Taxes other than income taxes                       0            0         0             0             0
    Total operating expenses                         0            0         0             0             0
OPERATING INCOME                                     0            0         0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                   (1)          (1)        0             0             0
 Preferred stock dividends - FPL                     0            0         0             0             0
 Other-net                                           0            0         0             0             0
    Total other deductions - net                    (1)          (1)        0             0             0

INCOME BEFORE INCOME TAXES                          (1)          (1)        0             0             0

INCOME TAXES                                        (1)          (1)        0             0             0

NET INCOME (LOSS)                                    0            0         0             0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR               (26)         (26)        0             0             0
DEDUCT:
 Dividends                                           0            0         0             0             0
 Other                                               0            0         0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR               ($26)        ($26)       $0            $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          65
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                      Doswell         ESI           ESI
                                              Doswell                 Limited       LP, Inc.      Doswell
ASSETS                                       Consolidated   Elims   Partnership  (Doswell Only)   GP, Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $463         $0        $463            $0            $0
 Nuclear fuel under capital lease - net              0          0           0             0             0
 Construction work in progress                       0          0           0             0             0
 Less accumulated depr. & amort.                  (115)         0        (115)            0             0
    Total prop., plant and eqpt.-net               348          0         348             0             0

CURRENT ASSETS
 Cash and cash equivalents                          22          0          22             0             0
 Customer receivables - net                         21          0          21             0             0
 Other receivables                                   4        (25)         29             0             0
 Mat'ls., supplies & fossil fuel inv.               49          0          49             0             0
 Deferred clause expenses                            0          0           0             0             0
 Other                                               0          0           0             0             0
    Total current assets                            96        (25)        121             0             0

OTHER ASSETS:
 Special use funds of FPL                            0          0           0             0             0
 Other investments                                   0        (49)          0           122           (89)
 Other                                              40         (1)         11            (5)           35
    Total other assets                              40        (50)         11           117           (54)

    TOTAL ASSETS                                  $484       ($75)       $480          $117          ($54)

CAPITALIZATION
 Common shareholders' equity                       $27       ($50)        $31           $85          ($55)
 Pref. stk. of FPL w/o sinking fund require.         0          0           0             0             0
 Long-term debt                                      0          0           0             0             0
    Total capitalization                            27        (50)         31            85           (55)

CURRENT LIABILITIES
 Commercial paper                                    0          0           0             0             0
 Note payable                                        0          0           0             0             0
 Accounts payable                                    2          0           2             0             0
 Customers' deposits                                 0          0           0             0             0
 Accrued interest and taxes                          0          0           0             0             0
 Deferred clause revenues                            0          0           0             0             0
 Other                                               8        (25)         33             0             0
    Total current liabilities                       10        (25)         35             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  33          0           0            32             1
 Def. regulatory credit - income taxes               0          0           0             0             0
 Unamortized investment tax credits                  0          0           0             0             0
 Storm and property insurance reserve                0          0           0             0             0
 Other                                             414          0         414             0             0
    Total other liab. & def. credits               447          0         414            32             1

TOTAL CAPITALIZATION AND LIABILITIES              $484       ($75)       $480          $117          ($54)





ESI ENERGY, INC AND SUBSIDIARIES                                                                          66
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             Doswell I
ASSETS                                          Inc.
------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0
 Nuclear fuel under capital lease - net              0
 Construction work in progress                       0
 Less accumulated depr. & amort.                     0
    Total prop., plant and eqpt.-net                 0

CURRENT ASSETS
 Cash and cash equivalents                           0
 Customer receivables - net                          0
 Other receivables                                   0
 Mat'ls., supplies & fossil fuel inv.                0
 Deferred clause expenses                            0
 Other                                               0
    Total current assets                             0

OTHER ASSETS:
 Special use funds of FPL                            0
 Other investments                                  16
 Other                                               0
    Total other assets                              16

    TOTAL ASSETS                                   $16

CAPITALIZATION
 Common shareholders' equity                       $16
 Pref. stk. of FPL w/o sinking fund require.         0
 Long-term debt                                      0
    Total capitalization                            16

CURRENT LIABILITIES
 Commercial paper                                    0
 Note payable                                        0
 Accounts payable                                    0
 Customers' deposits                                 0
 Accrued interest and taxes                          0
 Deferred clause revenues                            0
 Other                                               0
    Total current liabilities                        0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0
 Def. regulatory credit - income taxes               0
 Unamortized investment tax credits                  0
 Storm and property insurance reserve                0
 Other                                               0
    Total other liab. & def. credits                 0

TOTAL CAPITALIZATION AND LIABILITIES               $16





ESI ENERGY, INC AND SUBSIDIARIES                                                                          67
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                      Doswell          ESI           ESI
                                               Doswell                Limited        LP, Inc.      Doswell
INCOME STATEMENT                             Consolidated   Elims    Partnership  (Doswell Only)   GP, Inc.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $189           $0        $189            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               95            0          95             0             0
 Other operations and maintenance                  11            0          11             0             0
 Merger-related                                     0            0           0             0             0
 Depreciation & amortization                       14            0          13             1             0
 Taxes other than income taxes                      1            0           1             0             0
    Total operating expenses                      121            0         120             1             0
OPERATING INCOME                                   68            0          69            (1)            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 (25)           0         (25)            0             0
 Preferred stock dividends - FPL                    0            0           0             0             0
 Other-net                                          3          (50)          3            48             1
    Total other deductions - net                  (22)         (50)        (22)           48             1

INCOME BEFORE INCOME TAXES                         46          (50)         47            47             1

INCOME TAXES                                       18            0           0            18             0

NET INCOME (LOSS)                                  28          (50)         47            29             1
RET. EARNINGS (DEF.) AT BEG. OF YEAR               88          (19)         49            86             3
DEDUCT:
 Dividends                                          0            0           0             0             0
 Other                                              0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $116         ($69)        $96          $115            $4





ESI ENERGY, INC AND SUBSIDIARIES                                                                          68
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             Doswell I
INCOME STATEMENT                               Inc.
------------------------------------------------------
OPERATING REVENUES                                  $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0
 Other operations and maintenance                    0
 Merger-related                                      0
 Depreciation & amortization                         0
 Taxes other than income taxes                       0
    Total operating expenses                         0
OPERATING INCOME                                     0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0
 Preferred stock dividends - FPL                     0
 Other-net                                           1
    Total other deductions - net                     1

INCOME BEFORE INCOME TAXES                           1

INCOME TAXES                                         0

NET INCOME (LOSS)                                    1
RET. EARNINGS (DEF.) AT BEG. OF YEAR               (31)
DEDUCT:
 Dividends                                           0
 Other                                               0
RET. EARNINGS (DEF.) AT END OF YEAR               ($30)





ESI ENERGY, INC AND SUBSIDIARIES                                                                          69
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                   FPL Energy    FPL Energy    FPL Energy
                                              Operating            Brady Power    Doswell       Virginia
                                              Services               Services      Power          Power
ASSETS                                       Consolidated   Elims      Inc.       Services    Services Inc
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0        $0          $0          $0            $0
 Nuclear fuel under capital lease - net              0         0           0           0             0
 Construction work in progress                       0         0           0           0             0
 Less accumulated depr. & amort.                     0         0           0           0             0
    Total prop., plant and eqpt.-net                 0         0           0           0             0

CURRENT ASSETS
 Cash and cash equivalents                           0         0           0           0             0
 Customer receivables - net                          0         0           0           0             0
 Other receivables                                  11         0           0           0             0
 Mat'ls., supplies & fossil fuel inv.                0         0           0           0             0
 Deferred clause expenses                            0         0           0           0             0
 Other                                               0         0           0           0             0
    Total current assets                            11         0           0           0             0

OTHER ASSETS:
 Special use funds of FPL                            0         0           0           0             0
 Other investments                                   0         0           0           0             0
 Other                                              (1)        0           0           0             1
    Total other assets                              (1)        0           0           0             1

    TOTAL ASSETS                                   $10        $0          $0          $0            $1

CAPITALIZATION
 Common shareholders' equity                        $7        $0          $0          $0            $1
 Pref. stk. of FPL w/o sinking fund require.         0         0           0           0             0
 Long-term debt                                      0         0           0           0             0
    Total capitalization                             7         0           0           0             1

CURRENT LIABILITIES
 Commercial paper                                    0         0           0           0             0
 Note payable                                        0         0           0           0             0
 Accounts payable                                    0         0           0           0             0
 Customers' deposits                                 0         0           0           0             0
 Accrued interest and taxes                          0         0           0           0             0
 Deferred clause revenues                            0         0           0           0             0
 Other                                               3         0           0           0             0
    Total current liabilities                        3         0           0           0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0         0           0           0             0
 Def. regulatory credit - income taxes               0         0           0           0             0
 Unamortized investment tax credits                  0         0           0           0             0
 Storm and property insurance reserve                0         0           0           0             0
 Other                                               0         0           0           0             0
    Total other liab. & def. credits                 0         0           0           0             0

TOTAL CAPITALIZATION AND LIABILITIES               $10        $0          $0          $0            $1





ESI ENERGY, INC AND SUBSIDIARIES                                                                          70
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                              FPL Energy    FPL Energy
                                                 CO2         Operating
                                              Operations,    Services
ASSETS                                           Inc.          Inc.
----------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0
 Nuclear fuel under capital lease - net              0            0
 Construction work in progress                       0            0
 Less accumulated depr. & amort.                     0            0
    Total prop., plant and eqpt.-net                 0            0

CURRENT ASSETS
 Cash and cash equivalents                           0            0
 Customer receivables - net                          0            0
 Other receivables                                   0           11
 Mat'ls., supplies & fossil fuel inv.                0            0
 Deferred clause expenses                            0            0
 Other                                               0            0
    Total current assets                             0           11

OTHER ASSETS:
 Special use funds of FPL                            0            0
 Other investments                                   0            0
 Other                                               0           (2)
    Total other assets                               0           (2)

    TOTAL ASSETS                                    $0           $9

CAPITALIZATION
 Common shareholders' equity                        $0           $6
 Pref. stk. of FPL w/o sinking fund require.         0            0
 Long-term debt                                      0            0
    Total capitalization                             0            6

CURRENT LIABILITIES
 Commercial paper                                    0            0
 Note payable                                        0            0
 Accounts payable                                    0            0
 Customers' deposits                                 0            0
 Accrued interest and taxes                          0            0
 Deferred clause revenues                            0            0
 Other                                               0            3
    Total current liabilities                        0            3

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0
 Def. regulatory credit - income taxes               0            0
 Unamortized investment tax credits                  0            0
 Storm and property insurance reserve                0            0
 Other                                               0            0
    Total other liab. & def. credits                 0            0

TOTAL CAPITALIZATION AND LIABILITIES                $0           $9





ESI ENERGY, INC AND SUBSIDIARIES                                                                          71
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                     FPL Energy    FPL Energy   FPL Energy
                                              Operating              Brady Power    Doswell      Virginia
                                               Services                Services      Power        Power
INCOME STATEMENT                             Consolidated    Elims        Inc.      Services   Services Inc
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $7           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               0            0           0             0             0
 Other operations and maintenance                  1            0           0             0             0
 Merger-related                                    0            0           0             0             0
 Depreciation & amortization                       0            0           0             0             0
 Taxes other than income taxes                     0            0           0             0             0
    Total operating expenses                       1            0           0             0             0
OPERATING INCOME                                   6            0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  0            0           0             0             0
 Preferred stock dividends - FPL                   0            0           0             0             0
 Other-net                                         2            0           0             0             0
    Total other deductions - net                   2            0           0             0             0

INCOME BEFORE INCOME TAXES                         8            0           0             0             0

INCOME TAXES                                       3            0           0             0             0

NET INCOME (LOSS)                                  5            0           0             0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR               7            0           0             0             1
DEDUCT:
 Dividends                                         0            0           0             0             0
 Other                                             0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $12           $0          $0            $0            $1





ESI ENERGY, INC AND SUBSIDIARIES                                                                          72
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                              FPL Energy    FPL Energy
                                                 CO2        Operating
                                              Operations     Services
INCOME STATEMENT                                 Inc.          Inc.
-----------------------------------------------------------------------
OPERATING REVENUES                                  $0           $7

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0
 Other operations and maintenance                    0            1
 Merger-related                                      0            0
 Depreciation & amortization                         0            0
 Taxes other than income taxes                       0            0
    Total operating expenses                         0            1
OPERATING INCOME                                     0            6

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0
 Preferred stock dividends - FPL                     0            0
 Other-net                                           0            2
    Total other deductions - net                     0            2

INCOME BEFORE INCOME TAXES                           0            8

INCOME TAXES                                         0            3

NET INCOME (LOSS)                                    0            5
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            6
DEDUCT:
 Dividends                                           0            0
 Other                                               0            0
RET. EARNINGS (DEF.) AT END OF YEAR                 $0          $11





ESI ENERGY, INC AND SUBSIDIARIES                                                                          73
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                      Vansycle     Vansycle      Vansycle
                                              Vansycle                Partners       GP             LP
ASSETS                                       Consolidated    Elims       LP          Inc.          Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $27           $0         $27         $0            $0
 Nuclear fuel under capital lease - net            0            0           0          0             0
 Construction work in progress                     0            0           0          0             0
 Less accumulated depr. & amort.                  (4)           0          (4)         0             0
    Total prop., plant and eqpt.-net              23            0          23          0             0

CURRENT ASSETS
 Cash and cash equivalents                         0            0           0          0             0
 Customer receivables - net                        0            0           0          0             0
 Other receivables                                 1            0           1          0             0
 Mat'ls., supplies & fossil fuel inv.              0            0           0          0             0
 Deferred clause expenses                          0            0           0          0             0
 Other                                             0            0           0          0             0
    Total current assets                           1            0           1          0             0

OTHER ASSETS:
 Special use funds of FPL                          0            0           0          0             0
 Other investments                                 0          (25)          0          0            25
 Other                                             1            0           1          0             0
    Total other assets                             1          (25)          1          0            25

    TOTAL ASSETS                                 $25         ($25)        $25         $0           $25

CAPITALIZATION
 Common shareholders' equity                     $18         ($25)        $25         $0           $18
 Pref. stk. of FPL w/o sinking fund require.       0            0           0          0             0
 Long-term debt                                    0            0           0          0             0
    Total capitalization                          18          (25)         25          0            18

CURRENT LIABILITIES
 Commercial paper                                  0            0           0          0             0
 Note payable                                      0            0           0          0             0
 Accounts payable                                  0            0           0          0             0
 Customers' deposits                               0            0           0          0             0
 Accrued interest and taxes                        0            0           0          0             0
 Deferred clause revenues                          0            0           0          0             0
 Other                                             0            0           0          0             0
    Total current liabilities                      0            0           0          0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 7            0           0          0             7
 Def. regulatory credit - income taxes             0            0           0          0             0
 Unamortized investment tax credits                0            0           0          0             0
 Storm and property insurance reserve              0            0           0          0             0
 Other                                             0            0           0          0             0
    Total other liab. & def. credits               7            0           0          0             7

TOTAL CAPITALIZATION AND LIABILITIES             $25         ($25)        $25         $0           $25





ESI ENERGY, INC AND SUBSIDIARIES                                                                          74
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                     Vansycle    Vansycle   Vansycle
                                              Vansycle               Partners       GP        LP
INCOME STATEMENT                             Consolidated   Elims       LP         Inc.       Inc.
-----------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $3           $0          $3         $0        $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0          0         0
 Other operations and maintenance                 1            0           1          0         0
 Merger-related                                   0            0           0          0         0
 Depreciation & amortization                      1            0           1          0         0
 Taxes other than income taxes                    0            0           0          0         0
    Total operating expenses                      2            0           2          0         0
OPERATING INCOME                                  1            0           1          0         0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0          0         0
 Preferred stock dividends - FPL                  0            0           0          0         0
 Other-net                                        0            0           0          0         0
    Total other deductions - net                  0            0           0          0         0

INCOME BEFORE INCOME TAXES                        1            0           1          0         0

INCOME TAXES                                      0            0           0          0         0

NET INCOME (LOSS)                                 1            0           1          0         0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              4           (3)          3          4         0
DEDUCT:
 Dividends                                        0            0           0          0         0
 Other                                            0            0           0          0         0
RET. EARNINGS (DEF.) AT END OF YEAR              $5          ($3)         $4         $4        $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          75
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                       ESI         ESI
                                                ESI                 Ormesa IE     Ormesa
                                             Ormesa IE                Equity      Equity
ASSETS                                       Consolidated   Elims      Inc.     Holdings LLC
---------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0        $0          $0         $0
 Nuclear fuel under capital lease - net              0         0           0          0
 Construction work in progress                       0         0           0          0
 Less accumulated depr. & amort.                     0         0           0          0
    Total prop., plant and eqpt.-net                 0         0           0          0

CURRENT ASSETS
 Cash and cash equivalents                           0         0           0          0
 Customer receivables - net                          0         0           0          0
 Other receivables                                   0         0           0          0
 Mat'ls., supplies & fossil fuel inv.                0         0           0          0
 Deferred clause expenses                            0         0           0          0
 Other                                               0         0           0          0
    Total current assets                             0         0           0          0

OTHER ASSETS:
 Special use funds of FPL                            0         0           0          0
 Other investments                                   0         0           0          0
 Other                                               0         0           0          0
    Total other assets                               0         0           0          0

    TOTAL ASSETS                                    $0        $0          $0         $0

CAPITALIZATION
 Common shareholders' equity                        $0        $0          $0         $0
 Pref. stk. of FPL w/o sinking fund require.         0         0           0          0
 Long-term debt                                      0         0           0          0
    Total capitalization                             0         0           0          0

CURRENT LIABILITIES
 Commercial paper                                    0         0           0          0
 Note payable                                        0         0           0          0
 Accounts payable                                    0         0           0          0
 Customers' deposits                                 0         0           0          0
 Accrued interest and taxes                          0         0           0          0
 Deferred clause revenues                            0         0           0          0
 Other                                               0         0           0          0
    Total current liabilities                        0         0           0          0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0         0           0          0
 Def. regulatory credit - income taxes               0         0           0          0
 Unamortized investment tax credits                  0         0           0          0
 Storm and property insurance reserve                0         0           0          0
 Other                                               0         0           0          0
    Total other liab. & def. credits                 0         0           0          0

TOTAL CAPITALIZATION AND LIABILITIES                $0        $0          $0         $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          76
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                        ESI         ESI
                                                ESI                  Ormesa IE     Ormesa
                                             Ormesa IE                 Equity      Equity
INCOME STATEMENT                            Consolidated    Elims       Inc.     Holdings LLC
---------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0
 Other operations and maintenance                 0            0           0             0
 Merger-related                                   0            0           0             0
 Depreciation & amortization                      0            0           0             0
 Taxes other than income taxes                    0            0           0             0
    Total operating expenses                      0            0           0             0
OPERATING INCOME                                  0            0           0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0
 Preferred stock dividends - FPL                  0            0           0             0
 Other-net                                        0            0           0             0
    Total other deductions - net                  0            0           0             0

INCOME BEFORE INCOME TAXES                        0            0           0             0

INCOME TAXES                                      0            0           0             0

NET INCOME (LOSS)                                 0            0           0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             0
DEDUCT:
 Dividends                                        0            0           0             0
 Other                                            0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0           $0          $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          77
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                         Hawkeye       ESI
                                                 Hawkeye                  Power      Hawkeye
                                                  Power                  Partners     Power,
ASSETS                                         Consolidated    Elims       LLC         LLC
---------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property      $44           $0         $44            $0
 Nuclear fuel under capital lease - net              0            0           0             0
 Construction work in progress                       0            0           0             0
 Less accumulated depr. & amort.                    (5)           0          (5)            0
    Total prop., plant and eqpt.-net                39            0          39             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0
 Customer receivables - net                          1            0           1             0
 Other receivables                                   0            0           0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0
 Deferred clause expenses                            0            0           0             0
 Other                                               0            0           0             0
    Total current assets                             1            0           1             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0
 Other investments                                   0          (40)          0            40
 Other                                               0            0           0             0
    Total other assets                               0          (40)          0            40

    TOTAL ASSETS                                   $40         ($40)        $40           $40

CAPITALIZATION
 Common shareholders' equity                       $31         ($40)        $40           $31
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0
 Long-term debt                                      0            0           0             0
    Total capitalization                            31          (40)         40            31

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0
 Note payable                                        0            0           0             0
 Accounts payable                                    0            0           0             0
 Customers' deposits                                 0            0           0             0
 Accrued interest and taxes                          0            0           0             0
 Deferred clause revenues                            0            0           0             0
 Other                                               0            0           0             0
    Total current liabilities                        0            0           0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   9            0           0             9
 Def. regulatory credit - income taxes               0            0           0             0
 Unamortized investment tax credits                  0            0           0             0
 Storm and property insurance reserve                0            0           0             0
 Other                                               0            0           0             0
    Total other liab. & def. credits                 9            0           0             9

TOTAL CAPITALIZATION AND LIABILITIES               $40         ($40)        $40           $40





ESI ENERGY, INC AND SUBSIDIARIES                                                                          78
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                      Hawkeye        ESI
                                              Hawkeye                  Power       Hawkeye
                                               Power                  Partners      Power,
INCOME STATEMENT                            Consolidated    Elims       LLC          LLC
---------------------------------------------------------------------------------------------
OPERATING REVENUES                               $4           $0          $4            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0
 Other operations and maintenance                 0            0           0             0
 Merger-related                                   0            0           0             0
 Depreciation & amortization                      2            0           2             0
 Taxes other than income taxes                    0            0           0             0
    Total operating expenses                      2            0           2             0
OPERATING INCOME                                  2            0           2             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0
 Preferred stock dividends - FPL                  0            0           0             0
 Other-net                                        0            0           0             0
    Total other deductions - net                  0            0           0             0

INCOME BEFORE INCOME TAXES                        2            0           2             0

INCOME TAXES                                      0            0           0             0

NET INCOME (LOSS)                                 2            0           2             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              6           (2)          2             6
DEDUCT:
 Dividends                                        0            0           0             0
 Other                                            0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $8          ($2)         $4            $6





ESI ENERGY, INC AND SUBSIDIARIES                                                                          79
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                                     ESI           ESI
                                                West                West Texas    West Texas    West Texas
                                               Texas                Wind Energy     Energy        Energy
ASSETS                                      Consolidated    Elims   Partners, LP     Inc.         LP LLC
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $77           $0         $77            $0            $0
 Nuclear fuel under capital lease - net            0            0           0             0             0
 Construction work in progress                     0            0           0             0             0
 Less accumulated depr. & amort.                 (10)           0         (10)            0             0
    Total prop., plant and eqpt.-net              67            0          67             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0            0           0             0             0
 Customer receivables - net                        1            0           1             0             0
 Other receivables                                 0            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.              0            0           0             0             0
 Deferred clause expenses                          0            0           0             0             0
 Other                                             0            0           0             0             0
    Total current assets                           1            0           1             0             0

OTHER ASSETS:
 Special use funds of FPL                          0            0           0             0             0
 Other investments                                 0          (26)          0             0            26
 Other                                             0            0           0             0             0
    Total other assets                             0          (26)          0             0            26

    TOTAL ASSETS                                 $68         ($26)        $68            $0           $26

CAPITALIZATION
 Common shareholders' equity                     $10         ($26)        $27           ($3)          $12
 Pref. stk. of FPL w/o sinking fund require.       0            0           0             0             0
 Long-term debt                                    0            0           0             0             0
    Total capitalization                          10          (26)         27            (3)           12

CURRENT LIABILITIES
 Commercial paper                                  0            0           0             0             0
 Note payable                                      0            0           0             0             0
 Accounts payable                                  0            0           0             0             0
 Customers' deposits                               0            0           0             0             0
 Accrued interest and taxes                        0            0           0             0             0
 Deferred clause revenues                          0            0           0             0             0
 Other                                             1            0           1             0             0
    Total current liabilities                      1            0           1             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                17            0           0             3            14
 Def. regulatory credit - income taxes             0            0           0             0             0
 Unamortized investment tax credits                0            0           0             0             0
 Storm and property insurance reserve              0            0           0             0             0
 Other                                            40            0          40             0             0
    Total other liab. & def. credits              57            0          40             3            14

TOTAL CAPITALIZATION AND LIABILITIES              $68         ($26)        $68            $0           $26





ESI ENERGY, INC AND SUBSIDIARIES                                                                          80
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                                     ESI           ESI
                                                West                West Texas    West Texas    West Texas
                                               Texas                Wind Energy     Energy        Energy
INCOME STATEMENT                            Consolidated    Elims   Partners, LP     Inc.         LP LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $7           $0          $7            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 0            0           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      4            0           4             0             0
 Taxes other than income taxes                    2            0           2             0             0
    Total operating expenses                      6            0           6             0             0
OPERATING INCOME                                  1            0           1             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                (3)           0          (3)            0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            3           0             0            (3)
    Total other deductions - net                 (3)           3          (3)            0            (3)

INCOME BEFORE INCOME TAXES                       (2)           3          (2)            0            (3)

INCOME TAXES                                     (4)           0           0             1            (5)

NET INCOME (LOSS)                                 2            3          (2)           (1)            2
RET. EARNINGS (DEF.) AT BEG. OF YEAR              1            4          (4)           (1)            2
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $3           $7         ($6)          ($2)           $4




ESI ENERGY, INC AND SUBSIDIARIES                                                                          81
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                        Lamar
                                                                        Power
                                                Paris                  Partners    Intexco I     Intexco I
ASSETS                                       Consolidated    Elims        LP          LP         LP, LLC
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $456           $0        $311          $145          $0
 Nuclear fuel under capital lease - net              0            0           0             0           0
 Construction work in progress                       0            0           0             0           0
 Less accumulated depr. & amort.                   (21)           0         (14)           (7)          0
    Total prop., plant and eqpt.-net               435            0         297           138           0

CURRENT ASSETS
 Cash and cash equivalents                          26            0          26             0           0
 Customer receivables - net                          8            0           8             0           0
 Other receivables                                   0            0           0             0           0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0           0
 Deferred clause expenses                            0            0           0             0           0
 Other                                               0            0           0             0           0
    Total current assets                            34            0          34             0           0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0           0
 Other investments                                   0         (726)        138             0         137
 Other                                               4            0           0             0           0
    Total other assets                               4         (726)        138             0         137

    TOTAL ASSETS                                  $473        ($726)       $469          $138        $137

CAPITALIZATION
 Common shareholders' equity                      $439        ($727)       $442          $138        $137
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0           0
 Long-term debt                                      0            0           0             0           0
    Total capitalization                           439         (727)        442           138         137

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0           0
 Note payable                                        0            0           0             0           0
 Accounts payable                                    2            0           2             0           0
 Customers' deposits                                 0            0           0             0           0
 Accrued interest and taxes                          0            0           0             0           0
 Deferred clause revenues                            0            0           0             0           0
 Other                                              26            0          26             0           0
    Total current liabilities                       28            0          28             0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   6            0           0             0           0
 Def. regulatory credit - income taxes               0            0           0             0           0
 Unamortized investment tax credits                  0            0           0             0           0
 Storm and property insurance reserve                0            0           0             0           0
 Other                                               0            1          (1)            0           0
    Total other liab. & def. credits                 6            1          (1)            0           0

TOTAL CAPITALIZATION AND LIABILITIES              $473        ($726)       $469          $138        $137





ESI ENERGY, INC AND SUBSIDIARIES                                                                          82
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                              FPL Energy    FPL Energy
                                                Paris          Paris
ASSETS                                         GP, Inc.       LP, LLC
----------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0
 Nuclear fuel under capital lease - net              0            0
 Construction work in progress                       0            0
 Less accumulated depr. & amort.                     0            0
    Total prop., plant and eqpt.-net                 0            0

CURRENT ASSETS
 Cash and cash equivalents                           0            0
 Customer receivables - net                          0            0
 Other receivables                                   0            0
 Mat'ls., supplies & fossil fuel inv.                0            0
 Deferred clause expenses                            0            0
 Other                                               0            0
    Total current assets                             0            0

OTHER ASSETS:
 Special use funds of FPL                            0            0
 Other investments                                   5          446
 Other                                               0            4
    Total other assets                               5          450

    TOTAL ASSETS                                    $5         $450

CAPITALIZATION
 Common shareholders' equity                        $5         $444
 Pref. stk. of FPL w/o sinking fund require.         0            0
 Long-term debt                                      0            0
    Total capitalization                             5          444

CURRENT LIABILITIES
 Commercial paper                                    0            0
 Note payable                                        0            0
 Accounts payable                                    0            0
 Customers' deposits                                 0            0
 Accrued interest and taxes                          0            0
 Deferred clause revenues                            0            0
 Other                                               0            0
    Total current liabilities                        0            0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            6
 Def. regulatory credit - income taxes               0            0
 Unamortized investment tax credits                  0            0
 Storm and property insurance reserve                0            0
 Other                                               0            0
    Total other liab. & def. credits                 0            6

TOTAL CAPITALIZATION AND LIABILITIES                $5         $450





ESI ENERGY, INC AND SUBSIDIARIES                                                                          83
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                        Lamar
                                                                        Power
                                                Paris                  Partners    Intexco I     Intexco I
INCOME STATEMENT                             Consolidated    Elims        LP           LP         LP, LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $219           $0        $219        $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               140            0         140         0             0
 Other operations and maintenance                   24            0          24         0             0
 Merger-related                                      0            0           0         0             0
 Depreciation & amortization                        15            0          10         5             0
 Taxes other than income taxes                       4            0           4         0             0
    Total operating expenses                       183            0         178         5             0
OPERATING INCOME                                    36            0          41        (5)            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0         0             0
 Preferred stock dividends - FPL                     0            0           0         0             0
 Other-net                                           8          (46)          4         5             0
    Total other deductions - net                     8          (46)          4         5             0

INCOME BEFORE INCOME TAXES                          44          (46)         45         0             0

INCOME TAXES                                        18            0           0         0             0

NET INCOME (LOSS)                                   26          (46)         45         0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 8          (16)         18         0             0
DEDUCT:
 Dividends                                           0            0           0         0             0
 Other                                               0            0           0         0             0
RET. EARNINGS (DEF.) AT END OF YEAR                $34         ($62)        $63        $0            $0






<table><caption>ESI ENERGY, INC AND SUBSIDIARIES                                                                          84
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                              FPL Energy   FPL Energy
                                                Paris         Paris
INCOME STATEMENT                               GP, Inc.      LP, LLC
---------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0
 Other operations and maintenance                    0            0
 Merger-related                                      0            0
 Depreciation & amortization                         0            0
 Taxes other than income taxes                       0            0
    Total operating expenses                         0            0
OPERATING INCOME                                     0            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0
 Preferred stock dividends - FPL                     0            0
 Other-net                                           0           45
    Total other deductions - net                     0           45

INCOME BEFORE INCOME TAXES                           0           45

INCOME TAXES                                         0           18

NET INCOME (LOSS)                                    0           27
RET. EARNINGS (DEF.) AT BEG. OF YEAR                (2)           8
DEDUCT:
 Dividends                                           0            0
 Other                                               0            0
RET. EARNINGS (DEF.) AT END OF YEAR                ($2)         $35





ESI ENERGY, INC AND SUBSIDIARIES                                                                          85
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                        ESI          ESI         Cherokee
                                                                      Cherokee     Cherokee       County
                                              Cherokee                Holdings       MGP          Cogen
ASSETS                                        Combined     Elims        Inc.         Inc.      Corporation
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0          $0            $0         $0
 Nuclear fuel under capital lease - net           0            0           0             0          0
 Construction work in progress                    0            0           0             0          0
 Less accumulated depr. & amort.                  0            0           0             0          0
    Total prop., plant and eqpt.-net              0            0           0             0          0

CURRENT ASSETS
 Cash and cash equivalents                        0            0           0             0          0
 Customer receivables - net                       0            0           0             0          0
 Other receivables                                1            0           1             0          0
 Mat'ls., supplies & fossil fuel inv.             0            0           0             0          0
 Deferred clause expenses                         0            0           0             0          0
 Other                                            0            0           0             0          0
    Total current assets                          1            0           1             0          0

OTHER ASSETS:
 Special use funds of FPL                         0            0           0             0          0
 Other investments                                6           (6)          0             0          0
 Other                                            0            0           0             0          0
    Total other assets                            6           (6)          0             0          0

    TOTAL ASSETS                                 $7          ($6)         $1            $0         $0

CAPITALIZATION
 Common shareholders' equity                     $5          ($6)         $1            $0         $0
 Pref. stk. of FPL w/o sinking fund require.      0            0           0             0          0
 Long-term debt                                   0            0           0             0          0
    Total capitalization                          5           (6)          1             0          0

CURRENT LIABILITIES
 Commercial paper                                 0            0           0             0          0
 Note payable                                     0            0           0             0          0
 Accounts payable                                 0            0           0             0          0
 Customers' deposits                              0            0           0             0          0
 Accrued interest and taxes                       0            0           0             0          0
 Deferred clause revenues                         0            0           0             0          0
 Other                                            0            0           0             0          0
    Total current liabilities                     0            0           0             0          0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                2            0           0             0          0
 Def. regulatory credit - income taxes            0            0           0             0          0
 Unamortized investment tax credits               0            0           0             0          0
 Storm and property insurance reserve             0            0           0             0          0
 Other                                            0            0           0             0          0
    Total other liab. & def. credits              2            0           0             0          0

TOTAL CAPITALIZATION AND LIABILITIES             $7          ($6)         $1            $0         $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          86
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                              ESI         ESI
                                                  ESI      Cherokee     Cherokee
                                                Cherokee      LP         County
ASSETS                                          GP, Inc       Inc.        LP
--------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0
 Nuclear fuel under capital lease - net              0            0           0
 Construction work in progress                       0            0           0
 Less accumulated depr. & amort.                     0            0           0
    Total prop., plant and eqpt.-net                 0            0           0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0
 Customer receivables - net                          0            0           0
 Other receivables                                   0            0           0
 Mat'ls., supplies & fossil fuel inv.                0            0           0
 Deferred clause expenses                            0            0           0
 Other                                               0            0           0
    Total current assets                             0            0           0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0
 Other investments                                   0            6           6
 Other                                               0            0           0
    Total other assets                               0            6           6

    TOTAL ASSETS                                    $0           $6          $6

CAPITALIZATION
 Common shareholders' equity                        $0           $4          $6
 Pref. stk. of FPL w/o sinking fund require.         0            0           0
 Long-term debt                                      0            0           0
    Total capitalization                             0            4           6

CURRENT LIABILITIES
 Commercial paper                                    0            0           0
 Note payable                                        0            0           0
 Accounts payable                                    0            0           0
 Customers' deposits                                 0            0           0
 Accrued interest and taxes                          0            0           0
 Deferred clause revenues                            0            0           0
 Other                                               0            0           0
    Total current liabilities                        0            0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            2           0
 Def. regulatory credit - income taxes               0            0           0
 Unamortized investment tax credits                  0            0           0
 Storm and property insurance reserve                0            0           0
 Other                                               0            0           0
    Total other liab. & def. credits                 0            2           0

TOTAL CAPITALIZATION AND LIABILITIES                $0           $6          $6





ESI ENERGY, INC AND SUBSIDIARIES                                                                          87
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                        ESI          ESI         Cherokee
                                                                      Cherokee     Cherokee       County
                                              Cherokee                Holdings       MGP          Cogen
INCOME STATEMENT                              Combined     Elims        Inc.         Inc.      Corporation
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0          $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0           0             0
 Other operations and maintenance                 0            0           0           0             0
 Merger-related                                   0            0           0           0             0
 Depreciation & amortization                      0            0           0           0             0
 Taxes other than income taxes                    0            0           0           0             0
    Total operating expenses                      0            0           0           0             0
OPERATING INCOME                                  0            0           0           0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0           0             0
 Preferred stock dividends - FPL                  0            0           0           0             0
 Other-net                                        4           (4)          0           0             0
    Total other deductions - net                  4           (4)          0           0             0

INCOME BEFORE INCOME TAXES                        4           (4)          0           0             0

INCOME TAXES                                      2            0           0           0             0

NET INCOME (LOSS)                                 2           (4)          0           0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR             (2)           0          (2)          0             0
DEDUCT:
 Dividends                                        0            0           0           0             0
 Other                                            0            0           0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0          ($4)        ($2)         $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          88
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)

                                                              ESI         ESI
                                                  ESI      Cherokee     Cherokee
                                                Cherokee      LP         County
INCOME STATEMENT                                GP, Inc       Inc.         LP
--------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0          $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0
 Other operations and maintenance                    0            0           0
 Merger-related                                      0            0           0
 Depreciation & amortization                         0            0           0
 Taxes other than income taxes                       0            0           0
    Total operating expenses                         0            0           0
OPERATING INCOME                                     0            0           0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0
 Preferred stock dividends - FPL                     0            0           0
 Other-net                                           0            4           4
    Total other deductions - net                     0            4           4

INCOME BEFORE INCOME TAXES                           0            4           4

INCOME TAXES                                         0            2           0

NET INCOME (LOSS)                                    0            2           4
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0
DEDUCT:
 Dividends                                           0            0           0
 Other                                               0            0           0
RET. EARNINGS (DEF.) AT END OF YEAR                 $0           $2          $4





ESI ENERGY, INC AND SUBSIDIARIES                                                                          89
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                    FPL Energy    FPL Energy    FPL Energy
                                                MH50                   MH50,         MH50          MH50
ASSETS                                      Consolidated    Elims        LP         LP, LLC       GP, LLC
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $18           $0         $18            $0            $0
 Nuclear fuel under capital lease - net            0            0           0             0             0
 Construction work in progress                     0            0           0             0             0
 Less accumulated depr. & amort.                  (3)           0          (3)            0             0
    Total prop., plant and eqpt.-net              15            0          15             0             0

CURRENT ASSETS
 Cash and cash equivalents                         0            0           0             0             0
 Customer receivables - net                        0            0           0             0             0
 Other receivables                                 2            0           2             0             0
 Mat'ls., supplies & fossil fuel inv.              0            0           0             0             0
 Deferred clause expenses                          0            0           0             0             0
 Other                                             0            0           0             0             0
    Total current assets                           2            0           2             0             0

OTHER ASSETS:
 Special use funds of FPL                          0            0           0             0             0
 Other investments                                 0          (15)          0            15             0
 Other                                             0            0           0             0             0
    Total other assets                             0          (15)          0            15             0

    TOTAL ASSETS                                 $17         ($15)        $17           $15            $0

CAPITALIZATION
 Common shareholders' equity                      $4         ($15)        $15            $4            $0
 Pref. stk. of FPL w/o sinking fund require.       0            0           0             0             0
 Long-term debt                                    0            0           0             0             0
    Total capitalization                           4          (15)         15             4             0

CURRENT LIABILITIES
 Commercial paper                                  0            0           0             0             0
 Note payable                                      0            0           0             0             0
 Accounts payable                                  1            0           1             0             0
 Customers' deposits                               0            0           0             0             0
 Accrued interest and taxes                        0            0           0             0             0
 Deferred clause revenues                          0            0           0             0             0
 Other                                            12            0           1            11             0
    Total current liabilities                     13            0           2            11             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                 0            0           0             0             0
 Def. regulatory credit - income taxes             0            0           0             0             0
 Unamortized investment tax credits                0            0           0             0             0
 Storm and property insurance reserve              0            0           0             0             0
 Other                                             0            0           0             0             0
    Total other liab. & def. credits               0            0           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $17         ($15)        $17           $15            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          90
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                     FPL Energy   FPL Energy    FPL Energy
                                                MH50                   MH50,         MH50          MH50
INCOME STATEMENT                            Consolidated   Elims         LP        LP, LLC       GP, LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $12           $0         $12            $0         $0

OPERATING EXPENSES
 Fuel, purchased power & interchange               8            0           8             0          0
 Other operations and maintenance                  2            0           2             0          0
 Merger-related                                    0            0           0             0          0
 Depreciation & amortization                       1            0           1             0          0
 Taxes other than income taxes                     0            0           0             0          0
    Total operating expenses                      11            0          11             0          0
OPERATING INCOME                                   1            0           1             0          0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 (1)           0           0            (1)         0
 Preferred stock dividends - FPL                   0            0           0             0          0
 Other-net                                         0           (1)          0             1          0
    Total other deductions - net                  (1)          (1)          0             0          0

INCOME BEFORE INCOME TAXES                         0           (1)          1             0          0

INCOME TAXES                                       0            0           0             0          0

NET INCOME (LOSS)                                  0           (1)          1             0          0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              (2)           0           0            (2)         0
DEDUCT:
 Dividends                                         0            0           0             0          0
 Other                                             0            0           0             0          0
RET. EARNINGS (DEF.) AT END OF YEAR              ($2)         ($1)         $1           ($2)        $0




ESI ENERGY, INC AND SUBSIDIARIES                                                                          91
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                 FPLE     FPL Energy    FPL Energy
                                              Bastrop LP    Bastrop      Bastrop
ASSETS                                           LLC        GP, Inc      LP, LLC
----------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0
 Nuclear fuel under capital lease - net              0            0           0
 Construction work in progress                       0            0           0
 Less accumulated depr. & amort.                     0            0           0
    Total prop., plant and eqpt.-net                 0            0           0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0
 Customer receivables - net                          0            0           0
 Other receivables                                   0            0           0
 Mat'ls., supplies & fossil fuel inv.                0            0           0
 Deferred clause expenses                            0            0           0
 Other                                               0            0           0
    Total current assets                             0            0           0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0
 Other investments                                 106            1         105
 Other                                               0            0           0
    Total other assets                             106            1         105

    TOTAL ASSETS                                  $106           $1        $105

CAPITALIZATION
 Common shareholders' equity                      $106           $1        $105
 Pref. stk. of FPL w/o sinking fund require.         0            0           0
 Long-term debt                                      0            0           0
    Total capitalization                           106            1         105

CURRENT LIABILITIES
 Commercial paper                                    0            0           0
 Note payable                                        0            0           0
 Accounts payable                                    0            0           0
 Customers' deposits                                 0            0           0
 Accrued interest and taxes                          0            0           0
 Deferred clause revenues                            0            0           0
 Other                                               0            0           0
    Total current liabilities                        0            0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0
 Def. regulatory credit - income taxes               0            0           0
 Unamortized investment tax credits                  0            0           0
 Storm and property insurance reserve                0            0           0
 Other                                               0            0           0
    Total other liab. & def. credits                 0            0           0

TOTAL CAPITALIZATION AND LIABILITIES              $106           $1        $105





ESI ENERGY, INC AND SUBSIDIARIES                                                                          92
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                 FPLE      FPL Energy   FPL Energy
                                              Bastrop LP     Bastrop     Bastrop
INCOME STATEMENT                                 LLC         GP, Inc     LP, LLC
----------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0          $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0
 Other operations and maintenance                    0            0           0
 Merger-related                                      0            0           0
 Depreciation & amortization                         0            0           0
 Taxes other than income taxes                       0            0           0
    Total operating expenses                         0            0           0
OPERATING INCOME                                     0            0           0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0
 Preferred stock dividends - FPL                     0            0           0
 Other-net                                           0            0           0
    Total other deductions - net                     0            0           0

INCOME BEFORE INCOME TAXES                           0            0           0

INCOME TAXES                                         0            0           0

NET INCOME (LOSS)                                    0            0           0
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0
DEDUCT:
 Dividends                                           0            0           0
 Other                                               0            0           0
RET. EARNINGS (DEF.) AT END OF YEAR                 $0           $0          $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          93
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                     FPL Energy   FPL Energy    FPL Energy
                                               MH700                Marcus Hook     MH700      Marcus Hook
ASSETS                                      Consolidated     Elim        LP          LLC           LLC
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0         $0            $0
 Nuclear fuel under capital lease - net              0            0           0          0             0
 Construction work in progress                     130            0         130          0             0
 Less accumulated depr. & amort.                     0            0           0          0             0
    Total prop., plant and eqpt.-net               130            0         130          0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0          0             0
 Customer receivables - net                          0            0           0          0             0
 Other receivables                                   0            0           0          0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0          0             0
 Deferred clause expenses                            0            0           0          0             0
 Other                                               0            0           0          0             0
    Total current assets                             0            0           0          0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0          0             0
 Other investments                                   0         (119)          0          1           118
 Other                                               0            0           0          0             0
    Total other assets                               0         (119)          0          1           118

    TOTAL ASSETS                                  $130        ($119)       $130         $1          $118

CAPITALIZATION
 Common shareholders' equity                      $118        ($119)       $118         $1          $118
 Pref. stk. of FPL w/o sinking fund require.         0            0           0          0             0
 Long-term debt                                      0            0           0          0             0
    Total capitalization                           118         (119)        118          1           118

CURRENT LIABILITIES
 Commercial paper                                    0            0           0          0             0
 Note payable                                        0            0           0          0             0
 Accounts payable                                    0            0           0          0             0
 Customers' deposits                                 0            0           0          0             0
 Accrued interest and taxes                          0            0           0          0             0
 Deferred clause revenues                            0            0           0          0             0
 Other                                              12            0          12          0             0
    Total current liabilities                       12            0          12          0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0          0             0
 Def. regulatory credit - income taxes               0            0           0          0             0
 Unamortized investment tax credits                  0            0           0          0             0
 Storm and property insurance reserve                0            0           0          0             0
 Other                                               0            0           0          0             0
    Total other liab. & def. credits                 0            0           0          0             0

TOTAL CAPITALIZATION AND LIABILITIES              $130        ($119)       $130         $1          $118





ESI ENERGY, INC AND SUBSIDIARIES                                                                          94
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                     FPL Energy   FPL Energy    FPL Energy
                                               MH700                Marcus Hook     MH700      Marcus Hook
INCOME STATEMENT                            Consolidated     Elim        LP          LLC           LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 0            0           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      0            0           0             0             0
OPERATING INCOME                                  0            0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            0           0             0             0
    Total other deductions - net                  0            0           0             0             0

INCOME BEFORE INCOME TAXES                        0            0           0             0             0

INCOME TAXES                                      0            0           0             0             0

NET INCOME (LOSS)                                 0            0           0             0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             0             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0           $0          $0            $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          95
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                              FPLE                    FPLE           FPLE           FPLE
                                              Rhode                Rhode Island   Rhode Island   Rhode Island
                                              Island               State Energy   State Energy   State Energy
ASSETS                                      Consolidated   Elim        L.P.         GP, Inc.       LP, LLC
-------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property    $0           $0          $0            $0            $0
 Nuclear fuel under capital lease - net           0            0           0             0             0
 Construction work in progress                    0            0           0             0             0
 Less accumulated depr. & amort.                  0            0           0             0             0
    Total prop., plant and eqpt.-net              0            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                        0            0           0             0             0
 Customer receivables - net                       0            0           0             0             0
 Other receivables                                0            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.             0            0           0             0             0
 Deferred clause expenses                         0            0           0             0             0
 Other                                            0            0           0             0             0
    Total current assets                          0            0           0             0             0

OTHER ASSETS:
 Special use funds of FPL                         0            0           0             0             0
 Other investments                                0            0           0             0             0
 Other                                            9            0           9             0             0
    Total other assets                            9            0           9             0             0

    TOTAL ASSETS                                 $9           $0          $9            $0            $0

CAPITALIZATION
 Common shareholders' equity                     $0           $0          $0            $0            $0
 Pref. stk. of FPL w/o sinking fund require.      0            0           0             0             0
 Long-term debt                                   0            0           0             0             0
    Total capitalization                          0            0           0             0             0

CURRENT LIABILITIES
 Commercial paper                                 0            0           0             0             0
 Note payable                                     0            0           0             0             0
 Accounts payable                                 9            0           9             0             0
 Customers' deposits                              0            0           0             0             0
 Accrued interest and taxes                       0            0           0             0             0
 Deferred clause revenues                         0            0           0             0             0
 Other                                            0            0           0             0             0
    Total current liabilities                     9            0           9             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                0            0           0             0             0
 Def. regulatory credit - income taxes            0            0           0             0             0
 Unamortized investment tax credits               0            0           0             0             0
 Storm and property insurance reserve             0            0           0             0             0
 Other                                            0            0           0             0             0
    Total other liab. & def. credits              0            0           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES             $9           $0          $9            $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          96
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                FPLE                   FPLE                         FPLE
                                               Rhode                Rhode Island   Rhode Island   Rhode Island
                                               Island               State Energy   State Energy   State Energy
INCOME STATEMENT                            Consolidated    Elim         L.P.        GP, Inc.       LP, LLC
--------------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 0            0           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      0            0           0             0             0
OPERATING INCOME                                  0            0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            0           0             0             0
    Total other deductions - net                  0            0           0             0             0

INCOME BEFORE INCOME TAXES                        0            0           0             0             0

INCOME TAXES                                      0            0           0             0             0

NET INCOME (LOSS)                                 0            0           0             0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             0             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0           $0          $0            $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                          97
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                    Lake Benton     FPL Energy
                                                Lake                   Power       Lake Benton
                                               Benton               Partners II,   Acquisitions
ASSETS                                      Consolidated    Elim         LLC           LLC
-----------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $119           $0       $119            $0
 Nuclear fuel under capital lease - net              0            0          0             0
 Construction work in progress                       0            0          0             0
 Less accumulated depr. & amort.                    (9)           0         (9)            0
    Total prop., plant and eqpt.-net               110            0        110             0

CURRENT ASSETS
 Cash and cash equivalents                           1            0          1             0
 Customer receivables - net                          2            0          2             0
 Other receivables                                   0            0          0             0
 Mat'ls., supplies & fossil fuel inv.                0            0          0             0
 Deferred clause expenses                            0            0          0             0
 Other                                               0            0          0             0
    Total current assets                             3            0          3             0

OTHER ASSETS:
 Special use funds of FPL                            0            0          0             0
 Other investments                                   0         (110)         0           110
 Other                                               9            0          9             0
    Total other assets                               9         (110)         9           110

    TOTAL ASSETS                                  $122        ($110)      $122          $110

CAPITALIZATION
 Common shareholders' equity                       $93        ($110)      $111           $92
 Pref. stk. of FPL w/o sinking fund require.         0            0          0             0
 Long-term debt                                      0            0          0             0
    Total capitalization                            93         (110)       111            92

CURRENT LIABILITIES
 Commercial paper                                    0            0          0             0
 Note payable                                        0            0          0             0
 Accounts payable                                    0            0          0             0
 Customers' deposits                                 0            0          0             0
 Accrued interest and taxes                          0            0          0             0
 Deferred clause revenues                            0            0          0             0
 Other                                              11            0         11             0
    Total current liabilities                       11            0         11             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  18            0          0            18
 Def. regulatory credit - income taxes               0            0          0             0
 Unamortized investment tax credits                  0            0          0             0
 Storm and property insurance reserve                0            0          0             0
 Other                                               0            0          0             0
    Total other liab. & def. credits                18            0          0            18

TOTAL CAPITALIZATION AND LIABILITIES              $122        ($110)      $122          $110





ESI ENERGY, INC AND SUBSIDIARIES                                                                          98
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                    Lake Benton
                                                Lake                   Power      Lake Benton
                                               Benton               Partners II,  Acquisitions
INCOME STATEMENT                            Consolidated    Elim         LLC          LLC
----------------------------------------------------------------------------------------------
OPERATING REVENUES                               $8           $0          $8            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0
 Other operations and maintenance                 3            0           3             0
 Merger-related                                   0            0           0             0
 Depreciation & amortization                      6            0           6             0
 Taxes other than income taxes                    0            0           0             0
    Total operating expenses                      9            0           9             0
OPERATING INCOME                                 (1)           0          (1)            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0
 Preferred stock dividends - FPL                  0            0           0             0
 Other-net                                        0            0           0             0
    Total other deductions - net                  0            0           0             0

INCOME BEFORE INCOME TAXES                       (1)           0          (1)            0

INCOME TAXES                                     (6)           0           0            (6)

NET INCOME (LOSS)                                 5            0          (1)            6
RET. EARNINGS (DEF.) AT BEG. OF YEAR              2            2          (1)            1
DEDUCT:
 Dividends                                        0            0           0             0
 Other                                            0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $7           $2         ($2)           $7





ESI ENERGY, INC AND SUBSIDIARIES                                                                          99
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                     FPL Energy     FPL Energy    FPL Energy
                                                 FPLE                 Pecos Wind     Pecos Wind      Pecos
                                              Pecos Wind I                I,            II,          Wind I
ASSETS                                       Consolidated    Elim         LP            LP          GP, LLC
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $132           $0         $70           $62            $0
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                       0            0           0             0             0
 Less accumulated depr. & amort.                    (4)           0          (2)           (2)            0
    Total prop., plant and eqpt.-net               128            0          68            60             0

CURRENT ASSETS
 Cash and cash equivalents                           1            0           1             0             0
 Customer receivables - net                          1            0           0             1             0
 Other receivables                                   0            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0             0
 Deferred clause expenses                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current assets                             2            0           1             1             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                   0         (128)          0             0             0
 Other                                               0            0           0             0             0
    Total other assets                               0         (128)          0             0             0

    TOTAL ASSETS                                  $130        ($128)        $69           $61            $0

CAPITALIZATION
 Common shareholders' equity                      $119        ($128)        $68           $60           ($1)
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                      0            0           0             0             0
    Total capitalization                           119         (128)         68            60            (1)

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                    2            0           1             1             0
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                          0            0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current liabilities                        2            0           1             1             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   9            0           0             0             1
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               0            0           0             0             0
    Total other liab. & def. credits                 9            0           0             0             1

TOTAL CAPITALIZATION AND LIABILITIES              $130        ($128)        $69           $61            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                         100
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             FPL Energy   FPL Energy    FPL Energy
                                               Pecos         Pecos        Pecos
                                               Wind I       Wind II      Wind II
ASSETS                                        LP, LLC       GP, LLC      LP, LLC
----------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0
 Nuclear fuel under capital lease - net              0            0           0
 Construction work in progress                       0            0           0
 Less accumulated depr. & amort.                     0            0           0
    Total prop., plant and eqpt.-net                 0            0           0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0
 Customer receivables - net                          0            0           0
 Other receivables                                   0            0           0
 Mat'ls., supplies & fossil fuel inv.                0            0           0
 Deferred clause expenses                            0            0           0
 Other                                               0            0           0
    Total current assets                             0            0           0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0
 Other investments                                  68            1          59
 Other                                               0            0           0
    Total other assets                              68            1          59

    TOTAL ASSETS                                   $68           $1         $59

CAPITALIZATION
 Common shareholders' equity                       $64           $1         $55
 Pref. stk. of FPL w/o sinking fund require.         0            0           0
 Long-term debt                                      0            0           0
    Total capitalization                            64            1          55

CURRENT LIABILITIES
 Commercial paper                                    0            0           0
 Note payable                                        0            0           0
 Accounts payable                                    0            0           0
 Customers' deposits                                 0            0           0
 Accrued interest and taxes                          0            0           0
 Deferred clause revenues                            0            0           0
 Other                                               0            0           0
    Total current liabilities                        0            0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   4            0           4
 Def. regulatory credit - income taxes               0            0           0
 Unamortized investment tax credits                  0            0           0
 Storm and property insurance reserve                0            0           0
 Other                                               0            0           0
    Total other liab. & def. credits                 4            0           4

TOTAL CAPITALIZATION AND LIABILITIES               $68           $1         $59





ESI ENERGY, INC AND SUBSIDIARIES                                                                         101
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                     FPL Energy   FPL Energy
                                                FPLE                 Pecos Wind   Pecos Wind      Pecos
                                             Pecos Wind I                I,          II,          Wind I
INCOME STATEMENT                             Consolidated     Elim       LP          LP          GP, LLC
---------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $5           $0          $3            $2            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 2            0           1             1             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      4            0           2             2             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      6            0           3             3             0
OPERATING INCOME                                 (1)           0           0            (1)            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            1           0             0             0
    Total other deductions - net                  0            1           0             0             0

INCOME BEFORE INCOME TAXES                       (1)           1           0            (1)            0

INCOME TAXES                                     (4)           0           0             0             0

NET INCOME (LOSS)                                 3            1           0            (1)            0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             0             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $3           $1          $0           ($1)           $0




ESI ENERGY, INC AND SUBSIDIARIES                                                                         102
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                 Pecos       Pecos       Pecos
                                                 Wind I     Wind II     Wind II
INCOME STATEMENT                                LP, LLC     GP, LLC     LP, LLC
--------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0          $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0
 Other operations and maintenance                    0            0           0
 Merger-related                                      0            0           0
 Depreciation & amortization                         0            0           0
 Taxes other than income taxes                       0            0           0
    Total operating expenses                         0            0           0
OPERATING INCOME                                     0            0           0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0
 Preferred stock dividends - FPL                     0            0           0
 Other-net                                           0            0          (1)
    Total other deductions - net                     0            0          (1)

INCOME BEFORE INCOME TAXES                           0            0          (1)

INCOME TAXES                                        (2)           0          (2)

NET INCOME (LOSS)                                    2            0           1
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0
DEDUCT:
 Dividends                                           0            0           0
 Other                                               0            0           0
RET. EARNINGS (DEF.) AT END OF YEAR                 $2           $0          $1





ESI ENERGY, INC AND SUBSIDIARIES                                                                         103
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                        FPLE         FPLE       FPL Energy
                                               Forney                  Forney       Forney       Forney,
ASSETS                                      Consolidated    Elim         LP      Pipeline, LP      Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0         $0            $0
 Nuclear fuel under capital lease - net              0            0           0          0             0
 Construction work in progress                     528            0         528          0             0
 Less accumulated depr. & amort.                     0            0           0          0             0
    Total prop., plant and eqpt.-net               528            0         528          0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0          0             0
 Customer receivables - net                          0            0           0          0             0
 Other receivables                                   0            0           0          0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0          0             0
 Deferred clause expenses                            0            0           0          0             0
 Other                                               0            0           0          0             0
    Total current assets                             0            0           0          0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0          0             0
 Other investments                                   0         (485)          0          0             5
 Other                                               0            0           0          0             0
    Total other assets                               0         (485)          0          0             5

    TOTAL ASSETS                                  $528        ($485)       $528         $0            $5

CAPITALIZATION
 Common shareholders' equity                      $485        ($485)       $485         $0            $5
 Pref. stk. of FPL w/o sinking fund require.         0            0           0          0             0
 Long-term debt                                      0            0           0          0             0
    Total capitalization                           485         (485)        485          0             5

CURRENT LIABILITIES
 Commercial paper                                    0            0           0          0             0
 Note payable                                        0            0           0          0             0
 Accounts payable                                    0            0           0          0             0
 Customers' deposits                                 0            0           0          0             0
 Accrued interest and taxes                          0            0           0          0             0
 Deferred clause revenues                            0            0           0          0             0
 Other                                              43            0          43          0             0
    Total current liabilities                       43            0          43          0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0          0             0
 Def. regulatory credit - income taxes               0            0           0          0             0
 Unamortized investment tax credits                  0            0           0          0             0
 Storm and property insurance reserve                0            0           0          0             0
 Other                                               0            0           0          0             0
    Total other liab. & def. credits                 0            0           0          0             0

TOTAL CAPITALIZATION AND LIABILITIES              $528        ($485)       $528         $0            $5





ESI ENERGY, INC AND SUBSIDIARIES                                                                         104
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             FPL Energy
                                              Forney,
ASSETS                                           LLC
-------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0
 Nuclear fuel under capital lease - net              0
 Construction work in progress                       0
 Less accumulated depr. & amort.                     0
    Total prop., plant and eqpt.-net                 0

CURRENT ASSETS
 Cash and cash equivalents                           0
 Customer receivables - net                          0
 Other receivables                                   0
 Mat'ls., supplies & fossil fuel inv.                0
 Deferred clause expenses                            0
 Other                                               0
    Total current assets                             0

OTHER ASSETS:
 Special use funds of FPL                            0
 Other investments                                 480
 Other                                               0
    Total other assets                             480

    TOTAL ASSETS                                  $480

CAPITALIZATION
 Common shareholders' equity                      $480
 Pref. stk. of FPL w/o sinking fund require.         0
 Long-term debt                                      0
    Total capitalization                           480

CURRENT LIABILITIES
 Commercial paper                                    0
 Note payable                                        0
 Accounts payable                                    0
 Customers' deposits                                 0
 Accrued interest and taxes                          0
 Deferred clause revenues                            0
 Other                                               0
    Total current liabilities                        0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0
 Def. regulatory credit - income taxes               0
 Unamortized investment tax credits                  0
 Storm and property insurance reserve                0
 Other                                               0
    Total other liab. & def. credits                 0

TOTAL CAPITALIZATION AND LIABILITIES              $480





ESI ENERGY, INC AND SUBSIDIARIES                                                                         105
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                        FPLE         FPLE        FPL Energy
                                               Forney                  Forney       Forney        Forney,
INCOME STATEMENT                            Consolidated    Elim         LP       Pipeline, LP      Inc.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $1           $0          $0            $0            $1

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 1            0           1             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      1            0           1             0             0
OPERATING INCOME                                  0            0          (1)            0             1

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            1           0             0             0
    Total other deductions - net                  0            1           0             0             0

INCOME BEFORE INCOME TAXES                        0            1          (1)            0             1

INCOME TAXES                                      0            0           0             0             0

NET INCOME (LOSS)                                 0            1          (1)            0             1
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             0             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0           $1         ($1)           $0            $1





CONSOLIDATING STATEMENTS OF INCOME AND                                                                   106
RETAINED EARNINGS
($ Millions)


                                             FPL Energy
                                              Forney,
INCOME STATEMENT                                LLC
-------------------------------------------------------
OPERATING REVENUES                                  $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0
 Other operations and maintenance                    0
 Merger-related                                      0
 Depreciation & amortization                         0
 Taxes other than income taxes                       0
    Total operating expenses                         0
OPERATING INCOME                                     0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0
 Preferred stock dividends - FPL                     0
 Other-net                                          (1)
    Total other deductions - net                    (1)

INCOME BEFORE INCOME TAXES                          (1)

INCOME TAXES                                         0

NET INCOME (LOSS)                                   (1)
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0
DEDUCT:
 Dividends                                           0
 Other                                               0
RET. EARNINGS (DEF.) AT END OF YEAR                ($1)





ESI ENERGY, INC AND SUBSIDIARIES                                                                         107
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)

                                                                      FPL Energy
                                             Stateline                Vansycle
ASSETS                                      Consolidated     Elim        LLC
--------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $181           $0        $181
 Nuclear fuel under capital lease - net              0            0           0
 Construction work in progress                      21            0          21
 Less accumulated depr. & amort.                    (3)           0          (3)
    Total prop., plant and eqpt.-net               199            0         199

CURRENT ASSETS
 Cash and cash equivalents                           1            0           1
 Customer receivables - net                          1            0           1
 Other receivables                                   0            0           0
 Mat'ls., supplies & fossil fuel inv.                0            0           0
 Deferred clause expenses                            0            0           0
 Other                                               1            0           1
    Total current assets                             3            0           3

OTHER ASSETS:
 Special use funds of FPL                            0            0           0
 Other investments                                   0            0           0
 Other                                               1            0           1
    Total other assets                               1            0           1

    TOTAL ASSETS                                  $203           $0        $203

CAPITALIZATION
 Common shareholders' equity                       203           $0        $203
 Pref. stk. of FPL w/o sinking fund require.         0            0           0
 Long-term debt                                      0            0           0
    Total capitalization                           203            0         203

CURRENT LIABILITIES
 Commercial paper                                    0            0           0
 Note payable                                        0            0           0
 Accounts payable                                    0            0           0
 Customers' deposits                                 0            0           0
 Accrued interest and taxes                          0            0           0
 Deferred clause revenues                            0            0           0
 Other                                               0            0           0
    Total current liabilities                        0            0           0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0
 Def. regulatory credit - income taxes               0            0           0
 Unamortized investment tax credits                  0            0           0
 Storm and property insurance reserve                0            0           0
 Other                                               0            0           0
    Total other liab. & def. credits                 0            0           0

TOTAL CAPITALIZATION AND LIABILITIES              $203           $0        $203





ESI ENERGY, INC AND SUBSIDIARIES                                                                         108
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                      FPL Energy
                                             Stateline                 Vansycle
INCOME STATEMENT                            Consolidated    Elim         LLC
--------------------------------------------------------------------------------
OPERATING REVENUES                                  $3           $0          $3

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0
 Other operations and maintenance                    1            0           1
 Merger-related                                      0            0           0
 Depreciation & amortization                         3            0           3
 Taxes other than income taxes                       0            0           0
    Total operating expenses                         4            0           4
OPERATING INCOME                                    (1)           0          (1)

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0
 Preferred stock dividends - FPL                     0            0           0
 Other-net                                           0            1          (1)
    Total other deductions - net                     0            1          (1)

INCOME BEFORE INCOME TAXES                          (1)           1          (2)

INCOME TAXES                                        (3)           0          (3)

NET INCOME (LOSS)                                    2            1           1
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0
DEDUCT:
 Dividends                                           0            0           0
 Other                                               0            0           0
RET. EARNINGS (DEF.) AT END OF YEAR                 $2           $1          $1





ESI ENERGY, INC AND SUBSIDIARIES                                                                         109
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)

                                                                                   Badger
                                               Badger                  Badger     Windpower
                                             Windpower               Windpower,   Holdings,
ASSETS                                      Consolidated    Elim        LLC          LLC
---------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property      $32           $0         $32            $0
 Nuclear fuel under capital lease - net              0            0           0             0
 Construction work in progress                       0            0           0             0
 Less accumulated depr. & amort.                    (1)           0          (1)            0
    Total prop., plant and eqpt.-net                31            0          31             0

CURRENT ASSETS
 Cash and cash equivalents                           1            0           1             0
 Customer receivables - net                          0            0           0             0
 Other receivables                                   0            0           0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0
 Deferred clause expenses                            0            0           0             0
 Other                                               0            0           0             0
    Total current assets                             1            0           1             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0
 Other investments                                   0          (30)          0            30
 Other                                               0            0           0             0
    Total other assets                               0          (30)          0            30

    TOTAL ASSETS                                   $32         ($30)        $32           $30

CAPITALIZATION
 Common shareholders' equity                       $28         ($30)        $30           $28
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0
 Long-term debt                                      0            0           0             0
    Total capitalization                            28          (30)         30            28

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0
 Note payable                                        0            0           0             0
 Accounts payable                                    2            0           2             0
 Customers' deposits                                 0            0           0             0
 Accrued interest and taxes                          0            0           0             0
 Deferred clause revenues                            0            0           0             0
 Other                                               0            0           0             0
    Total current liabilities                        2            0           2             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   2            0           0             2
 Def. regulatory credit - income taxes               0            0           0             0
 Unamortized investment tax credits                  0            0           0             0
 Storm and property insurance reserve                0            0           0             0
 Other                                               0            0           0             0
    Total other liab. & def. credits                 2            0           0             2

TOTAL CAPITALIZATION AND LIABILITIES               $32         ($30)        $32           $30





ESI ENERGY, INC AND SUBSIDIARIES                                                                         110
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                               Badger                  Badger     Windpower
                                              Windpower               Windpower,   Holdings,
INCOME STATEMENT                             Consolidated     Elim       LLC          LLC
---------------------------------------------------------------------------------------------
OPERATING REVENUES                               $3           $0          $3            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0
 Other operations and maintenance                 1            0           1             0
 Merger-related                                   0            0           0             0
 Depreciation & amortization                      1            0           1             0
 Taxes other than income taxes                    0            0           0             0
    Total operating expenses                      2            0           2             0
OPERATING INCOME                                  1            0           1             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0
 Preferred stock dividends - FPL                  0            0           0             0
 Other-net                                        0            0           0             0
    Total other deductions - net                  0            0           0             0

INCOME BEFORE INCOME TAXES                        1            0           1             0

INCOME TAXES                                      0            0           0             0

NET INCOME (LOSS)                                 1            0           1             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             0
DEDUCT:
 Dividends                                        0            0           0             0
 Other                                            0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $1           $0          $1            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                         111
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                    Gray County   FPL Energy
                                             Gray County                Wind      Gray County
                                                Wind                   Energy        Wind
ASSETS                                       Consolidated    Elim        LLC          LLC
---------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $104         $104          $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0
 Construction work in progress                       0         (104)        104             0
 Less accumulated depr. & amort.                    (1)           0          (1)            0
    Total prop., plant and eqpt.-net               103            0         103             0

CURRENT ASSETS
 Cash and cash equivalents                           1            0           1             0
 Customer receivables - net                          1            0           1             0
 Other receivables                                   0            0           0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0
 Deferred clause expenses                            0            0           0             0
 Other                                               0            0           0             0
    Total current assets                             2            0           2             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0
 Other investments                                   0          (99)          0            99
 Other                                               0            0           0             0
    Total other assets                               0          (99)          0            99

    TOTAL ASSETS                                  $105         ($99)       $105           $99

CAPITALIZATION
 Common shareholders' equity                       $91         ($99)        $99           $91
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0
 Long-term debt                                      0            0           0             0
    Total capitalization                            91          (99)         99            91

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0
 Note payable                                        0            0           0             0
 Accounts payable                                    6            0           6             0
 Customers' deposits                                 0            0           0             0
 Accrued interest and taxes                          0            0           0             0
 Deferred clause revenues                            0            0           0             0
 Other                                               0            0           0             0
    Total current liabilities                        6            0           6             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   8            0           0             8
 Def. regulatory credit - income taxes               0            0           0             0
 Unamortized investment tax credits                  0            0           0             0
 Storm and property insurance reserve                0            0           0             0
 Other                                               0            0           0             0
    Total other liab. & def. credits                 8            0           0             8

TOTAL CAPITALIZATION AND LIABILITIES              $105         ($99)       $105           $99





ESI ENERGY, INC AND SUBSIDIARIES                                                                         112
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                    Gray County
                                             Gray Count                 Wind      Gray County
                                                Wind                   Energy        Wind
INCOME STATEMENT                             Consolidated    Elim        LLC          LLC
---------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $2           $0          $2            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0             0
 Other operations and maintenance                    1            0           1             0
 Merger-related                                      0            0           0             0
 Depreciation & amortization                         1            0           1             0
 Taxes other than income taxes                       0            0           0             0
    Total operating expenses                         2            0           2             0
OPERATING INCOME                                     0            0           0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0             0
 Preferred stock dividends - FPL                     0            0           0             0
 Other-net                                           0            0           0             0
    Total other deductions - net                     0            0           0             0

INCOME BEFORE INCOME TAXES                           0            0           0             0

INCOME TAXES                                        (1)           0           0            (1)

NET INCOME (LOSS)                                    1            0           0             1
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0             0
DEDUCT:
 Dividends                                           0            0           0             0
 Other                                               0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR                 $1           $0          $0            $1





ESI ENERGY, INC AND SUBSIDIARIES                                                                         113
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                               Upton                 FPL Energy     FPL Energy    FPL Energy
                                                Wind                 Upton Wind     Upton Wind    Upton Wind
ASSETS                                      Consolidated    Elim        I LP          II LP         III LP
------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $289           $0         $94           $86           $73
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                       0            0           0             0             0
 Less accumulated depr. & amort.                    (3)           0          (2)           (1)            0
    Total prop., plant and eqpt.-net               286            0          92            85            73

CURRENT ASSETS
 Cash and cash equivalents                           1            0           1             0             0
 Customer receivables - net                          2            0           1             1             0
 Other receivables                                   0            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0             0
 Deferred clause expenses                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current assets                             3            0           2             1             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                   0         (278)          0             0             0
 Other                                               9            0           0             4             4
    Total other assets                               9         (278)          0             4             4

    TOTAL ASSETS                                  $298        ($278)        $94           $90           $77

CAPITALIZATION
 Common shareholders' equity                      $258        ($278)        $92           $84           $70
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                      0            0           0             0             0
    Total capitalization                           258         (278)         92            84            70

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                    9            0           2             2             3
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                          0            0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current liabilities                        9            0           2             2             3

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  22            0           0             0             0
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               9            0           0             4             4
    Total other liab. & def. credits                31            0           0             4             4

TOTAL CAPITALIZATION AND LIABILITIES              $298        ($278)        $94           $90           $77





ESI ENERGY, INC AND SUBSIDIARIES                                                                         114
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                          FPL Energy   FPL Energy   FPL Energy    FPL Energy
                                             FPL Energy   Upton Wind   Upton Wind   Upton Wind    Upton Wind
                                             Upton Wind        I           I            II            II
ASSETS                                         IV LP        GP, LLC     LP, LLC      GP, LLC       LP, LLC
------------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property      $36           $0          $0            $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                       0            0           0             0             0
 Less accumulated depr. & amort.                     0            0           0             0             0
    Total prop., plant and eqpt.-net                36            0           0             0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0             0
 Customer receivables - net                          0            0           0             0             0
 Other receivables                                   0            0           0             0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0             0
 Deferred clause expenses                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current assets                             0            0           0             0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                   0            1          90             1            83
 Other                                               1            0           0             0             0
    Total other assets                               1            1          90             1            83

    TOTAL ASSETS                                   $37           $1         $90            $1           $83

CAPITALIZATION
 Common shareholders' equity                       $34            0          84             0            78
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                      0            0           0             0             0
    Total capitalization                            34            0          84             0            78

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                    2            0           0             0             0
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                          0            0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current liabilities                        2            0           0             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            1           6             1             5
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               1            0           0             0             0
    Total other liab. & def. credits                 1            1           6             1             5

TOTAL CAPITALIZATION AND LIABILITIES               $37           $1         $90            $1           $83





ESI ENERGY, INC AND SUBSIDIARIES                                                                         115
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                             FPL Energy   FPL Energy   FPL Energy   FPL Energy
                                             Upton Wind   Upton Wind   Upton Wind   Upton Wind
                                                III          III          IV           IV
ASSETS                                        GP, LLC       LP, LLC     GP, LLC      LP, LLC
----------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0
 Construction work in progress                       0            0           0             0
 Less accumulated depr. & amort.                     0            0           0             0
    Total prop., plant and eqpt.-net                 0            0           0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0
 Customer receivables - net                          0            0           0             0
 Other receivables                                   0            0           0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0
 Deferred clause expenses                            0            0           0             0
 Other                                               0            0           0             0
    Total current assets                             0            0           0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0
 Other investments                                   0           69           0            34
 Other                                               0            0           0             0
    Total other assets                               0           69           0            34

    TOTAL ASSETS                                    $0          $69          $0           $34

CAPITALIZATION
 Common shareholders' equity                        (1)          64          (1)           32
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0
 Long-term debt                                      0            0           0             0
    Total capitalization                            (1)          64          (1)           32

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0
 Note payable                                        0            0           0             0
 Accounts payable                                    0            0           0             0
 Customers' deposits                                 0            0           0             0
 Accrued interest and taxes                          0            0           0             0
 Deferred clause revenues                            0            0           0             0
 Other                                               0            0           0             0
    Total current liabilities                        0            0           0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   1            5           1             2
 Def. regulatory credit - income taxes               0            0           0             0
 Unamortized investment tax credits                  0            0           0             0
 Storm and property insurance reserve                0            0           0             0
 Other                                               0            0           0             0
    Total other liab. & def. credits                 1            5           1             2

TOTAL CAPITALIZATION AND LIABILITIES                $0          $69          $0           $34





ESI ENERGY, INC AND SUBSIDIARIES                                                                         116
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                               Upton                 FPL Energy   FPL Energy    FPL Energy
                                               Wind                  Upton Wind   Upton Wind    Upton Wind
INCOME STATEMENT                             Consolidated   Elim        I LP        II LP         III LP
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $3           $0          $2            $1            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 1            0           1             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      4            0           2             1             1
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      5            0           3             1             1
OPERATING INCOME                                 (2)           0          (1)            0            (1)

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            0           0             0             0
    Total other deductions - net                  0            0           0             0             0

INCOME BEFORE INCOME TAXES                       (2)           0          (1)            0            (1)

INCOME TAXES                                     (3)           0           0             0             0

NET INCOME (LOSS)                                 1            0          (1)            0            (1)
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             0             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $1           $0         ($1)           $0           ($1)




ESI ENERGY, INC AND SUBSIDIARIES                                                                         117
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             FPL Energy   Upton Wind   Upton Wind   Upton Wind    Upton Wind
                                             Upton Wind        I           I            II            II
INCOME STATEMENT                               IV LP        GP, LLC     LP, LLC      GP, LLC       LP, LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 0            0           0             0             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      0            0           0             0             0
OPERATING INCOME                                  0            0           0             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            0           0             0             0
    Total other deductions - net                  0            0           0             0             0

INCOME BEFORE INCOME TAXES                        0            0           0             0             0

INCOME TAXES                                      0            0          (1)            0            (1)

NET INCOME (LOSS)                                 0            0           1             0             1
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            0           0             0             0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0           $0          $1            $0            $1





ESI ENERGY, INC AND SUBSIDIARIES                                                                         118
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                               Upton Wind   Upton Wind   Upton Wind   Upton Wind
                                                  III           III          IV           IV
INCOME STATEMENT                                GP, LLC       LP, LLC     GP, LLC      LP, LLC
------------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0          $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0             0
 Other operations and maintenance                    0            0           0             0
 Merger-related                                      0            0           0             0
 Depreciation & amortization                         0            0           0             0
 Taxes other than income taxes                       0            0           0             0
    Total operating expenses                         0            0           0             0
OPERATING INCOME                                     0            0           0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0             0
 Preferred stock dividends - FPL                     0            0           0             0
 Other-net                                           0            0           0             0
    Total other deductions - net                     0            0           0             0

INCOME BEFORE INCOME TAXES                           0            0           0             0

INCOME TAXES                                         0           (1)          0             0

NET INCOME (LOSS)                                    0            1           0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0             0
DEDUCT:
 Dividends                                           0            0           0             0
 Other                                               0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR                 $0           $1          $0            $0




ESI ENERGY, INC AND SUBSIDIARIES                                                                         119
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                  FPLE                 Bayswater
                                               Bayswater                Peaking     FPL Energy
                                                  LLC                  Facility,    Bayswater,
ASSETS                                        Consolidated    Elim        LLC          LLC
----------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0
 Construction work in progress                      25            0          25             0
 Less accumulated depr. & amort.                     0            0           0             0
    Total prop., plant and eqpt.-net                25            0          25             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0
 Customer receivables - net                          0            0           0             0
 Other receivables                                   0            0           0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0
 Deferred clause expenses                            0            0           0             0
 Other                                               0            0           0             0
    Total current assets                             0            0           0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0
 Other investments                                   0          (20)          0            20
 Other                                               0            0           0             0
    Total other assets                               0          (20)          0            20

    TOTAL ASSETS                                   $25         ($20)        $25           $20

CAPITALIZATION
 Common shareholders' equity                       $20         ($20)        $20           $20
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0
 Long-term debt                                      0            0           0             0
    Total capitalization                            20          (20)         20            20

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0
 Note payable                                        0            0           0             0
 Accounts payable                                    0            0           0             0
 Customers' deposits                                 0            0           0             0
 Accrued interest and taxes                          0            0           0             0
 Deferred clause revenues                            0            0           0             0
 Other                                               5            0           5             0
    Total current liabilities                        5            0           5             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0             0
 Def. regulatory credit - income taxes               0            0           0             0
 Unamortized investment tax credits                  0            0           0             0
 Storm and property insurance reserve                0            0           0             0
 Other                                               0            0           0             0
    Total other liab. & def. credits                 0            0           0             0

TOTAL CAPITALIZATION AND LIABILITIES               $25         ($20)        $25           $20





ESI ENERGY, INC AND SUBSIDIARIES                                                                         120
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                   FPLE                 Bayswater
                                                Bayswater                Peaking
                                                   LLC                  Facility,    Bayswater,
INCOME STATEMENT                               Consolidated    Elim        LLC          LLC
-----------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0          $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0             0
 Other operations and maintenance                    0            0           0             0
 Merger-related                                      0            0           0             0
 Depreciation & amortization                         0            0           0             0
 Taxes other than income taxes                       0            0           0             0
    Total operating expenses                         0            0           0             0
OPERATING INCOME                                     0            0           0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0             0
 Preferred stock dividends - FPL                     0            0           0             0
 Other-net                                           0            0           0             0
    Total other deductions - net                     0            0           0             0

INCOME BEFORE INCOME TAXES                           0            0           0             0

INCOME TAXES                                         0            0           0             0

NET INCOME (LOSS)                                    0            0           0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0             0
DEDUCT:
 Dividends                                           0            0           0             0
 Other                                               0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR                 $0           $0          $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                         121
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                        Calhoun
                                                                         Power         FPLE
                                               Calhoun I               Company I,   Calhoun I,
ASSETS                                        Consolidated     Elim        LLC          LLC
---------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0
 Construction work in progress                      71            0          71             0
 Less accumulated depr. & amort.                     0            0           0             0
    Total prop., plant and eqpt.-net                71            0          71             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0
 Customer receivables - net                          0            0           0             0
 Other receivables                                   0            0           0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0
 Deferred clause expenses                            0            0           0             0
 Other                                               0            0           0             0
    Total current assets                             0            0           0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0
 Other investments                                   0          (67)          0            67
 Other                                               0            0           0             0
    Total other assets                               0          (67)          0            67

    TOTAL ASSETS                                   $71         ($67)        $71           $67

CAPITALIZATION
 Common shareholders' equity                       $67         ($67)        $67           $67
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0
 Long-term debt                                      0            0           0             0
    Total capitalization                            67          (67)         67            67

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0
 Note payable                                        0            0           0             0
 Accounts payable                                    0            0           0             0
 Customers' deposits                                 0            0           0             0
 Accrued interest and taxes                          0            0           0             0
 Deferred clause revenues                            0            0           0             0
 Other                                               4            0           4             0
    Total current liabilities                        4            0           4             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0             0
 Def. regulatory credit - income taxes               0            0           0             0
 Unamortized investment tax credits                  0            0           0             0
 Storm and property insurance reserve                0            0           0             0
 Other                                               0            0           0             0
    Total other liab. & def. credits                 0            0           0             0

TOTAL CAPITALIZATION AND LIABILITIES               $71         ($67)        $71           $67





ESI ENERGY, INC AND SUBSIDIARIES                                                                         122
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                         Calhoun
                                                                          Power         FPLE
                                                Calhoun I               Company I,   Calhoun I,
INCOME STATEMENT                               Consolidated    Elim        LLC          LLC
-----------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0          $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0             0
 Other operations and maintenance                    0            0           0             0
 Merger-related                                      0            0           0             0
 Depreciation & amortization                         0            0           0             0
 Taxes other than income taxes                       0            0           0             0
    Total operating expenses                         0            0           0             0
OPERATING INCOME                                     0            0           0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0             0
 Preferred stock dividends - FPL                     0            0           0             0
 Other-net                                           0            0           0             0
    Total other deductions - net                     0            0           0             0

INCOME BEFORE INCOME TAXES                           0            0           0             0

INCOME TAXES                                         0            0           0             0

NET INCOME (LOSS)                                    0            0           0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0             0
DEDUCT:
 Dividends                                           0            0           0             0
 Other                                               0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR                 $0           $0          $0            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                         123
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                           ESI          ESI
                                                Mojave, Inc.             Mojave,      Mojave,
ASSETS                                          Consolidated    Elim       LLC          Inc
---------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0
 Construction work in progress                       0            0           0             0
 Less accumulated depr. & amort.                     0            0           0             0
    Total prop., plant and eqpt.-net                 0            0           0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0
 Customer receivables - net                          0            0           0             0
 Other receivables                                   0            0           0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0
 Deferred clause expenses                            0            0           0             0
 Other                                               0            0           0             0
    Total current assets                             0            0           0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0
 Other investments                                  12            0          12             0
 Other                                               0            0           0             0
    Total other assets                              12            0          12             0

    TOTAL ASSETS                                   $12           $0         $12            $0

CAPITALIZATION
 Common shareholders' equity                       $12           $0         $12            $0
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0
 Long-term debt                                      0            0           0             0
    Total capitalization                            12            0          12             0

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0
 Note payable                                        0            0           0             0
 Accounts payable                                    0            0           0             0
 Customers' deposits                                 0            0           0             0
 Accrued interest and taxes                          0            0           0             0
 Deferred clause revenues                            0            0           0             0
 Other                                               0            0           0             0
    Total current liabilities                        0            0           0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0             0
 Def. regulatory credit - income taxes               0            0           0             0
 Unamortized investment tax credits                  0            0           0             0
 Storm and property insurance reserve                0            0           0             0
 Other                                               0            0           0             0
    Total other liab. & def. credits                 0            0           0             0

TOTAL CAPITALIZATION AND LIABILITIES               $12           $0         $12            $0





ESI ENERGY, INC AND SUBSIDIARIES                                                                         124
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                            ESI          ESI
                                               Mojave, Inc.               Mojave,      Mojave,
INCOME STATEMENT                               Consolidated     Elim         LLC          Inc
---------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $1           $0          $1            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0             0
 Other operations and maintenance                    1            0           1             0
 Merger-related                                      0            0           0             0
 Depreciation & amortization                         0            0           0             0
 Taxes other than income taxes                       0            0           0             0
    Total operating expenses                         1            0           1             0
OPERATING INCOME                                     0            0           0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0             0
 Preferred stock dividends - FPL                     0            0           0             0
 Other-net                                           4            0           4             0
    Total other deductions - net                     4            0           4             0

INCOME BEFORE INCOME TAXES                           4            0           4             0

INCOME TAXES                                         0            0           0             0

NET INCOME (LOSS)                                    4            0           4             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 9            0           9             0
DEDUCT:
 Dividends                                           0            0           0             0
 Other                                               0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR                $13           $0         $13            $0





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         125
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                FPL                                             FPL Energy
                                              Energy,                   FPL         Maine         Power
                                                LLC.                  Energy ,      Final       Marketing,
ASSETS                                      Consolidated     Elims      LLC.     Consolidated      Inc.
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $402           $0         $35          $366            $0
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                     158            0         150             8             0
 Less accumulated depr. & amort.                   (30)           0          (2)          (28)            0
    Total prop., plant and eqpt.-net               530            0         183           346             0

CURRENT ASSETS
 Cash and cash equivalents                          (6)           0          (3)           (2)           (1)
 Customer receivables - net                         27           (8)          0             0            35
 Other receivables                                  19          (15)        (15)           25            17
 Mat'ls., supplies & fossil fuel inv.                5            0           0             5             0
 Deferred clause expenses                            0            0           0             0             0
 Other                                              26            0           0             0            26
    Total current assets                            71          (23)        (18)           28            77

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                               2,490         (757)      3,156             5             0
 Other                                             742            0         321           410             7
    Total other assets                           3,232         (757)      3,477           415             7

    TOTAL ASSETS                                $3,833        ($780)     $3,642          $789           $84

CAPITALIZATION
 Common shareholders' equity                    $3,636        ($757)     $3,620          $688          ($10)
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                      0            0           0             0             0
    Total capitalization                         3,636         (757)      3,620           688           (10)

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                   27            0           3             0            23
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                          0            0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                              89          (23)         16            31            63
    Total current liabilities                      116          (23)         19            31            86

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  72            0           2            70             0
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               9            0           1             0             8
    Total other liab. & def. credits                81            0           3            70             8

TOTAL CAPITALIZATION AND LIABILITIES            $3,833        ($780)     $3,642          $789           $84





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         126
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                               FPL Energy                           FPL Energy      Blythe
                                               East Mesa                Square       Project       Project
                                               Holdings,      BAC         Lake     Management,    Management
ASSETS                                            LLC     Investments   Holdings       Inc.      Consolidated
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0            $1            $0
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                       0            0           0             0             0
 Less accumulated depr. & amort.                     0            0           0             0             0
    Total prop., plant and eqpt.-net                 0            0           0             1             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0             0             0
 Customer receivables - net                          0            0           0             0             0
 Other receivables                                   1            4           2             0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0             0
 Deferred clause expenses                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current assets                             1            4           2             0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                   0           86           0             0             0
 Other                                               3            0           0             0             1
    Total other assets                               3           86           0             0             1

    TOTAL ASSETS                                    $4          $90          $2            $1            $1

CAPITALIZATION
 Common shareholders' equity                        $3          $90          $2            $0            $0
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                      0            0           0             0             0
    Total capitalization                             3           90           2             0             0

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                    1            0           0             0             0
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                          0            0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                               0            0           0             1             1
    Total current liabilities                        1            0           0             1             1

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0             0             0
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               0            0           0             0             0
    Total other liab. & def. credits                 0            0           0             0             0

TOTAL CAPITALIZATION AND LIABILITIES                $4          $90          $2            $1            $1





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         127
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                FPL                                             FPL Energy
                                              Energy,                   FPL         Maine         Power
                                                LLC.                  Energy,       Final       Marketing,
INCOME STATEMENT                            Consolidated    Elims       LLC.     Consolidated      Inc.
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $701        ($396)         $0        $280          $817

OPERATING EXPENSES
 Fuel, purchased power & interchange               575         (394)          0         160           809
 Other operations and maintenance                  106           (3)         58          32            13
 Merger-related                                      0            0           0           0             0
 Depreciation & amortization                        21            0           2          19             0
 Taxes other than income taxes                       2            1           1           0             0
    Total operating expenses                       704         (396)         61         211           822
OPERATING INCOME                                    (3)           0         (61)         69            (5)

OTHER INCOME (DEDUCTIONS):
 Interest charges                                  (59)           0         (59)          0             0
 Preferred stock dividends - FPL                     0            0           0           0             0
 Other-net                                           6            0           2          18           (22)
    Total other deductions - net                   (53)           0         (57)         18           (22)

INCOME BEFORE INCOME TAXES                         (56)           0        (118)         87           (27)

INCOME TAXES                                       (24)           0         (48)         34           (11)

NET INCOME (LOSS)                                  (32)           0         (70)         53           (16)
RET. EARNINGS (DEF.) AT BEG. OF YEAR              (160)           0        (138)        (26)           (2)
DEDUCT:
 Dividends                                           0            0           0           0             0
 Other                                               0            0           0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR              ($192)          $0       ($208)        $27          ($18)





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         128
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                             FPL Energy                           FPL Energy      Blythe
                                             East Mesa                Square       Project       Project
                                             Holdings,      BAC         Lake     Management,    Management
INCOME STATEMENT                                LLC     Investments   Holdings       Inc.      Consolidated
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                               $0           $0          $0            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange              0            0           0             0             0
 Other operations and maintenance                 0            0           0             6             0
 Merger-related                                   0            0           0             0             0
 Depreciation & amortization                      0            0           0             0             0
 Taxes other than income taxes                    0            0           0             0             0
    Total operating expenses                      0            0           0             6             0
OPERATING INCOME                                  0            0           0            (6)            0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                 0            0           0             0             0
 Preferred stock dividends - FPL                  0            0           0             0             0
 Other-net                                        0            8           0             0             0
    Total other deductions - net                  0            8           0             0             0

INCOME BEFORE INCOME TAXES                        0            8           0            (6)            0

INCOME TAXES                                      0            3           0            (2)            0

NET INCOME (LOSS)                                 0            5           0            (4)            0
RET. EARNINGS (DEF.) AT BEG. OF YEAR              0            9           0            (3)            0
DEDUCT:
 Dividends                                        0            0           0             0             0
 Other                                            0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR              $0          $14          $0           ($7)           $0






FPL ENERGY, LLC AND SUBSIDIARIES                                                                         129
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                       FPL          FPL           FPL
                                               Maine                  Energy       Energy        Energy
                                               Final                  Wyman,     Wyman IV,       Mason,
ASSETS                                      Consolidated    Elims       LLC         LLC           LLC
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property     $366           $0        $0            $3            $0
 Nuclear fuel under capital lease - net              0            0         0             0             0
 Construction work in progress                       8            0         0             0             0
 Less accumulated depr. & amort.                   (28)           0         0            (1)            0
    Total prop., plant and eqpt.-net               346            0         0             2             0

CURRENT ASSETS
 Cash and cash equivalents                          (2)           0         0             0             0
 Customer receivables - net                          0            0         0             0             0
 Other receivables                                  25            0         2             8             0
 Mat'ls., supplies & fossil fuel inv.                5            0         2             2             1
 Deferred clause expenses                            0            0         0             0             0
 Other                                               0            0         0             0             0
    Total current assets                            28            0         4            10             1

OTHER ASSETS:
 Special use funds of FPL                            0            0         0             0             0
 Other investments                                   5          167         0             0             0
 Other                                             410            0         0             2             0
    Total other assets                             415          167         0             2             0

    TOTAL ASSETS                                  $789         $167        $4           $14            $1

CAPITALIZATION
 Common shareholders' equity                      $688         $167        $4           $14            $1
 Pref. stk. of FPL w/o sinking fund require.         0            0         0             0             0
 Long-term debt                                      0            0         0             0             0
    Total capitalization                           688          167         4            14             1

CURRENT LIABILITIES
 Commercial paper                                    0            0         0             0             0
 Note payable                                        0            0         0             0             0
 Accounts payable                                    0            0         0             0             0
 Customers' deposits                                 0            0         0             0             0
 Accrued interest and taxes                          0            0         0             0             0
 Deferred clause revenues                            0            0         0             0             0
 Other                                              31            0         0             0             0
    Total current liabilities                       31            0         0             0             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                  70            0         0             0             0
 Def. regulatory credit - income taxes               0            0         0             0             0
 Unamortized investment tax credits                  0            0         0             0             0
 Storm and property insurance reserve                0            0         0             0             0
 Other                                               0            0         0             0             0
    Total other liab. & def. credits                70            0         0             0             0

TOTAL CAPITALIZATION AND LIABILITIES              $789         $167        $4           $14            $1





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         130
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                   FPL         FPL         FPL       FPL Energy    FPL Energy
                                                  Energy     Energy       Energy       Maine         Spruce
                                                Maine Avec,   Cape,       Maine,     Operating       Point,
ASSETS                                             LLC         LLC         Inc     Services, LLC      LLC
-----------------------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $1        $356            $0            $0
 Nuclear fuel under capital lease - net              0            0           0             0             0
 Construction work in progress                       0            0           0             0             0
 Less accumulated depr. & amort.                     0            0         (27)            0             0
    Total prop., plant and eqpt.-net                 0            1         329             0             0

CURRENT ASSETS
 Cash and cash equivalents                           0            0          (1)            0             0
 Customer receivables - net                          0            0           0             0             0
 Other receivables                                   0            0          10             0             0
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0             0
 Deferred clause expenses                            0            0           0             0             0
 Other                                               0            0           0             0             0
    Total current assets                             0            0           9             0             0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0             0
 Other investments                                   0            0        (167)            0             0
 Other                                               0            0         407             0             0
    Total other assets                               0            0         240             0             0

    TOTAL ASSETS                                    $0           $1        $578            $0            $0

CAPITALIZATION
 Common shareholders' equity                        $0           $1        $481           ($1)           $0
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0             0
 Long-term debt                                      0            0           0             0             0
    Total capitalization                             0            1         481            (1)            0

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0             0
 Note payable                                        0            0           0             0             0
 Accounts payable                                    0            0           0             0             0
 Customers' deposits                                 0            0           0             0             0
 Accrued interest and taxes                          0            0           0             0             0
 Deferred clause revenues                            0            0           0             0             0
 Other                                               0            0          27             1             0
    Total current liabilities                        0            0          27             1             0

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0          70             0             0
 Def. regulatory credit - income taxes               0            0           0             0             0
 Unamortized investment tax credits                  0            0           0             0             0
 Storm and property insurance reserve                0            0           0             0             0
 Other                                               0            0           0             0             0
    Total other liab. & def. credits                 0            0          70             0             0

TOTAL CAPITALIZATION AND LIABILITIES                $0           $1        $578            $0            $0





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         131
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                              Maine 1
ASSETS                                       Consolidated
---------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $6
 Nuclear fuel under capital lease - net              0
 Construction work in progress                       8
 Less accumulated depr. & amort.                     0
    Total prop., plant and eqpt.-net                14

CURRENT ASSETS
 Cash and cash equivalents                          (1)
 Customer receivables - net                          0
 Other receivables                                   5
 Mat'ls., supplies & fossil fuel inv.                0
 Deferred clause expenses                            0
 Other                                               0
    Total current assets                             4

OTHER ASSETS:
 Special use funds of FPL                            0
 Other investments                                   5
 Other                                               1
    Total other assets                               6

    TOTAL ASSETS                                   $24

CAPITALIZATION
 Common shareholders' equity                       $21
 Pref. stk. of FPL w/o sinking fund require.         0
 Long-term debt                                      0
    Total capitalization                            21

CURRENT LIABILITIES
 Commercial paper                                    0
 Note payable                                        0
 Accounts payable                                    0
 Customers' deposits                                 0
 Accrued interest and taxes                          0
 Deferred clause revenues                            0
 Other                                               3
    Total current liabilities                        3

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0
 Def. regulatory credit - income taxes               0
 Unamortized investment tax credits                  0
 Storm and property insurance reserve                0
 Other                                               0
    Total other liab. & def. credits                 0

TOTAL CAPITALIZATION AND LIABILITIES               $24





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         132
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                          FPL          FPL           FPL
                                                 Maine                  Energy       Energy         Energy
                                                 Final                   Wyman,     Wyman IV,       Mason,
INCOME STATEMENT                               Consolidated   Elims       LLC          LLC           LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                $280           $0         $36           $42            $2

OPERATING EXPENSES
 Fuel, purchased power & interchange               160            0          23            23             0
 Other operations and maintenance                   32            0           5             5             1
 Merger-related                                      0            0           0             0             0
 Depreciation & amortization                        19            0           2             4             0
 Taxes other than income taxes                       0            0           0             0             0
    Total operating expenses                       211            0          30            32             1
OPERATING INCOME                                    69            0           6            10             1

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0             0             0
 Preferred stock dividends - FPL                     0            0           0             0             0
 Other-net                                          18            0           3             6             0
    Total other deductions - net                    18            0           3             6             0

INCOME BEFORE INCOME TAXES                          87            0           9            16             1

INCOME TAXES                                        34            0           0             0             0

NET INCOME (LOSS)                                   53            0           9            16             1
RET. EARNINGS (DEF.) AT BEG. OF YEAR               (26)           0          24            34             5
DEDUCT:
 Dividends                                           0            0           0             0             0
 Other                                               0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR                $27           $0         $33           $50            $6





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         133
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                   FPL         FPL         FPL       FPL Energy     FPL Energy
                                                  Energy     Energy       Energy       Maine          Spruce
                                                Maine Avec,   Cape,       Maine,      Operating       Point,
INCOME STATEMENT                                   LLC         LLC         Inc      Services, LLC      LLC
-----------------------------------------------------------------------------------------------------------
OPERATING REVENUES                                  $5           $1        $123            $0            $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 2            0         111             0             0
 Other operations and maintenance                    2            1          (2)            0             0
 Merger-related                                      0            0           0             0             0
 Depreciation & amortization                         0            0           0             0             0
 Taxes other than income taxes                       0            0           0             0             0
    Total operating expenses                         4            1         109             0             0
OPERATING INCOME                                     1            0          14             0             0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0             0             0
 Preferred stock dividends - FPL                     0            0           0             0             0
 Other-net                                           0            0           8             0             0
    Total other deductions - net                     0            0           8             0             0

INCOME BEFORE INCOME TAXES                           1            0          22             0             0

INCOME TAXES                                         0            0          34             0             0

NET INCOME (LOSS)                                    1            0         (12)            0             0
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 1            0        (169)           (2)            0
DEDUCT:
 Dividends                                           0            0           0             0             0
 Other                                               0            0           0             0             0
RET. EARNINGS (DEF.) AT END OF YEAR                 $2           $0       ($181)          ($2)           $0





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         134
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                              Maine 1
INCOME STATEMENT                             Consolidated
---------------------------------------------------------
OPERATING REVENUES                                 $71

OPERATING EXPENSES
 Fuel, purchased power & interchange                 1
 Other operations and maintenance                   20
 Merger-related                                      0
 Depreciation & amortization                        13
 Taxes other than income taxes                       0
    Total operating expenses                        34
OPERATING INCOME                                    37

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0
 Preferred stock dividends - FPL                     0
 Other-net                                           1
    Total other deductions - net                     1

INCOME BEFORE INCOME TAXES                          38

INCOME TAXES                                         0

NET INCOME (LOSS)                                   38
RET. EARNINGS (DEF.) AT BEG. OF YEAR                81
DEDUCT:
 Dividends                                           0
 Other                                               0
RET. EARNINGS (DEF.) AT END OF YEAR               $119





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         135
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                                        Kennebec       FPLE
                                                 Maine                   Hydro        Maine
                                                   1                   Resources,     Hydro,
ASSETS                                         Consolidated  Elims        Inc.         LLC
---------------------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $6           $0          $0            $6
 Nuclear fuel under capital lease - net              0            0           0             0
 Construction work in progress                       8            0           0             8
 Less accumulated depr. & amort.                     0            0           0             0
    Total prop., plant and eqpt.-net                14            0           0            14

CURRENT ASSETS
 Cash and cash equivalents                          (1)           0           0            (1)
 Customer receivables - net                          0            0           0             0
 Other receivables                                   5            0           0             5
 Mat'ls., supplies & fossil fuel inv.                0            0           0             0
 Deferred clause expenses                            0            0           0             0
 Other                                               0            0           0             0
    Total current assets                             4            0           0             4

OTHER ASSETS:
 Special use funds of FPL                            0            0           0             0
 Other investments                                   5            5           0             0
 Other                                               1            0           0             1
    Total other assets                               6            5           0             1

    TOTAL ASSETS                                   $24           $5          $0           $19

CAPITALIZATION
 Common shareholders' equity                       $21           $5          $0           $16
 Pref. stk. of FPL w/o sinking fund require.         0            0           0             0
 Long-term debt                                      0            0           0             0
    Total capitalization                            21            5           0            16

CURRENT LIABILITIES
 Commercial paper                                    0            0           0             0
 Note payable                                        0            0           0             0
 Accounts payable                                    0            0           0             0
 Customers' deposits                                 0            0           0             0
 Accrued interest and taxes                          0            0           0             0
 Deferred clause revenues                            0            0           0             0
 Other                                               3            0           0             3
    Total current liabilities                        3            0           0             3

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0             0
 Def. regulatory credit - income taxes               0            0           0             0
 Unamortized investment tax credits                  0            0           0             0
 Storm and property insurance reserve                0            0           0             0
 Other                                               0            0           0             0
    Total other liab. & def. credits                 0            0           0             0

TOTAL CAPITALIZATION AND LIABILITIES               $24           $5          $0           $19





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         136
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                                         Kennebec       FPLE
                                                 Maine                    Hydro         Maine
                                                   1                    Resources,      Hydro,
INCOME STATEMENT                               Consolidated   Elims        Inc.          LLC
---------------------------------------------------------------------------------------------
OPERATING REVENUES                                 $71           $0          $0           $71

OPERATING EXPENSES
 Fuel, purchased power & interchange                 1            0           0             1
 Other operations and maintenance                   20            0           0            20
 Merger-related                                      0            0           0             0
 Depreciation & amortization                        13            0           0            13
 Taxes other than income taxes                       0            0           0             0
    Total operating expenses                        34            0           0            34
OPERATING INCOME                                    37            0           0            37

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0             0
 Preferred stock dividends - FPL                     0            0           0             0
 Other-net                                           1            0           1             0
    Total other deductions - net                     1            0           1             0

INCOME BEFORE INCOME TAXES                          38            0           1            37

INCOME TAXES                                         0            0           0             0

NET INCOME (LOSS)                                   38            0           1            37
RET. EARNINGS (DEF.) AT BEG. OF YEAR                81            0           3            78
DEDUCT:
 Dividends                                           0            0           0             0
 Other                                               0            0           0             0
RET. EARNINGS (DEF.) AT END OF YEAR               $119           $0          $4          $115





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         137
CONSOLIDATING BALANCE SHEET
DECEMBER 31, 2001
($ Millions)


                                                Blythe                 Blythe
                                              Project Mgmt             Project
ASSETS                                        Consolidated    Elims   Management
-------------------------------------------------------------------------------
PROPERTY, PLANT AND EQUIPMENT
 Elec. utility plant in ser. & other property       $0           $0          $0
 Nuclear fuel under capital lease - net              0            0           0
 Construction work in progress                       0         (320)        320
 Less accumulated depr. & amort.                     0            0           0
    Total prop., plant and eqpt.-net                 0         (320)        320

CURRENT ASSETS
 Cash and cash equivalents                           0            0           0
 Customer receivables - net                          0            0           0
 Other receivables                                   0            0           0
 Mat'ls., supplies & fossil fuel inv.                0            0           0
 Deferred clause expenses                            0            0           0
 Other                                               0            0           0
    Total current assets                             0            0           0

OTHER ASSETS:
 Special use funds of FPL                            0            0           0
 Other investments                                   0            0           0
 Other                                               1            0           1
    Total other assets                               1            0           1

    TOTAL ASSETS                                    $1        ($320)       $321

CAPITALIZATION
 Common shareholders' equity                        $0           $0          $0
 Pref. stk. of FPL w/o sinking fund require.         0            0           0
 Long-term debt                                      0            0           0
    Total capitalization                             0            0           0

CURRENT LIABILITIES
 Commercial paper                                    0            0           0
 Note payable                                        0            0           0
 Accounts payable                                    0         (305)        305
 Customers' deposits                                 0            0           0
 Accrued interest and taxes                          0           (9)          9
 Deferred clause revenues                            0            0           0
 Other                                               1           (6)          7
    Total current liabilities                        1         (320)        321

OTHER LIABILITIES AND DEFERRED CREDITS
 Accumulated deferred income taxes                   0            0           0
 Def. regulatory credit - income taxes               0            0           0
 Unamortized investment tax credits                  0            0           0
 Storm and property insurance reserve                0            0           0
 Other                                               0            0           0
    Total other liab. & def. credits                 0            0           0

TOTAL CAPITALIZATION AND LIABILITIES                $1        ($320)       $321





FPL ENERGY, LLC AND SUBSIDIARIES                                                                         138
CONSOLIDATING STATEMENTS OF INCOME AND
RETAINED EARNINGS
($ Millions)


                                                Blythe                  Blythe
                                              Project Mgmt             Project
INCOME STATEMENT                              Consolidated   Elims     Management
-------------------------------------------------------------------------------
OPERATING REVENUES                                  $0           $0          $0

OPERATING EXPENSES
 Fuel, purchased power & interchange                 0            0           0
 Other operations and maintenance                    0            0           0
 Merger-related                                      0            0           0
 Depreciation & amortization                         0            0           0
 Taxes other than income taxes                       0            0           0
    Total operating expenses                         0            0           0
OPERATING INCOME                                     0            0           0

OTHER INCOME (DEDUCTIONS):
 Interest charges                                    0            0           0
 Preferred stock dividends - FPL                     0            0           0
 Other-net                                           0            0           0
    Total other deductions - net                     0            0           0

INCOME BEFORE INCOME TAXES                           0            0           0

INCOME TAXES                                         0            0           0

NET INCOME (LOSS)                                    0            0           0
RET. EARNINGS (DEF.) AT BEG. OF YEAR                 0            0           0
DEDUCT:
 Dividends                                           0            0           0
 Other                                               0            0           0
RET. EARNINGS (DEF.) AT END OF YEAR                 $0           $0          $0